                               PRESIDENT'S LETTER


Dear Shareholder:                                             December 31, 2001

Thank you for investing in the Aetna Variable Portfolios. We are pleased that you have placed your confidence in us to help you reach your financial goals.

The year 2001 will live in infamy for the events of September 11th. I'd like to take this opportunity to reiterate both our sympathy for those who have suffered losses and our pride in the way that America has responded after the attacks.

The past year made dubious history on a smaller scale as well. The U.S. economy fell into recession for the first time in ten years and U.S. equities produced a second straight year of negative returns, the first such two-year stretch in 27 years. The unemployment rate rose from 4% to almost 6% during the year and the efforts of economic policies to stem this deterioration, including 11 consecutive interest rate reductions by the Federal Reserve to levels not seen in nearly 40 years, were slow in taking effect. By year-end, however, the stock market had rallied, along with America's national spirit and the economic indicators, giving us an ever more convincing picture of a stabilization in business conditions. We believe that the long-term future is as bright as ever and, thankfully, it now looks as if 2002 will be a year of positive changes.

The Aetna Variable Portfolios are also experiencing important changes. I would also like to take this opportunity to discuss some of them with you.

As you may recall, ING Group acquired the financial services companies of Aetna Inc. in December 2000, including Aeltus Investment Management, Inc., adviser to the Aetna Variable Portfolios. ING has recently embarked upon a plan to integrate some of the operations of its various affiliated mutual fund groups. In this regard, ING proposed - and the Board for each of the Aetna Variable Portfolios approved - several measures to more efficiently integrate the Aetna Variable Portfolios with the Pilgrim Funds, another ING affiliated mutual fund group. Under the proposal, Aeltus will continue in its day-to-day investment management role with the Aetna funds. These initiatives are subject to shareholder approval.

In addition, the Aetna and Pilgrim funds will combine their branding efforts under the name ING Funds, as part of ING Group's evolving strategy to create one master brand, in as seamless a transition as possible. As a result, the Funds within Aetna Series Fund, Inc. will change names on March 4, 2002 and the Variable Portfolios will change names on May 1, 2002. This re-branded ING Funds family will offer more than 100 open- and closed-end funds to help meet your investment needs. The overall intent of these proposed actions is to provide you with access to an even greater product line while continuing the same professional and reliable service that you have come to expect from us.

At Aeltus we continuously strive to distinguish ourselves as a provider of investment choices for investors in all stages of life. We are proud of our accomplishments and will continue to manage the Aetna Variable Portfolios in a prudent, disciplined manner. We greatly appreciate and value your continued confidence and support.

Sincerely,


/s/ J. Scott Fox

J. Scott Fox
President
Aetna Variable Portfolios


A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 4. Read the prospectus carefully before investing.

TABLE OF CONTENTS

President's Letter                                                      i
INDEX PLUS PORTFOLIOS:
Investment Review                                                       1
Portfolios of Investments:
  Aetna Index Plus Large Cap VP                                         8
  Aetna Index Plus Mid Cap VP                                          15
  Aetna Index Plus Small Cap VP                                        21
Statements of Assets and Liabilities                                   29
Statements of Operations                                               30
Statements of Changes in Net Assets                                    31
Notes to Financial Statements                                          34
Financial Highlights                                                   38
Independent Auditors' Report                                           44
Additional Information                                                 45
GENERATION PORTFOLIOS:
Investment Review                                                      49
Portfolios of Investments:
  Aetna Ascent VP                                                      56
  Aetna Crossroads VP                                                  63
  Aetna Legacy VP                                                      71
Statements of Assets and Liabilities                                   78
Statements of Operations                                               79
Statements of Changes in Net Assets                                    80
Notes to Financial Statements                                          83
Financial Highlights                                                   88
Independent Auditors' Report                                           91
Additional Information                                                 92

AETNA INDEX PLUS LARGE CAP VP
GROWTH OF $10,000

[CHART]

                  AETNA IP
                  LARGE CAP      S&P 500
                    VP            INDEX
                  ---------      -------
 09/16/96         10,000         10,000
 09/30/96         10,069         10,107
 12/31/96         10,964         10,950
                  11,246         11,244
                  13,272         13,207
                  14,285         14,196
 12/31/97         14,679         14,604
                  16,759         16,641
                  17,420         17,190
                  15,728         15,479
 12/31/98         19,319         18,777
                  20,374         19,712
                  21,676         21,101
                  20,503         19,783
 12/31/99         24,013         22,726
                  24,669         23,247
                  23,892         22,628
                  23,736         22,409
 12/31/00         21,757         20,654
                  19,000         18,205
                  20,021         19,269
                  17,292         16,441
 12/31/01         18,788         18,198

AETNA INDEX PLUS MID CAP VP
GROWTH OF $10,000

[CHART]

                                S&P
                AETNA IP       MIDCAP
               MID CAP VP     400 INDEX
               ----------     ---------
12/16/97         10,000         10,000
12/31/97         10,348         10,390
                 11,459         11,535
                 11,339         11,288
                  9,958          9,655
12/31/98         12,862         12,377
                 12,029         11,587
                 13,511         13,228
                 12,468         12,116
12/31/99         14,894         14,199
                 17,128         16,001
                 16,910         15,473
                 18,798         17,353
12/31/00         17,860         16,685
                 15,997         14,888
                 17,859         16,847
                 15,437         14,056
12/31/01         17,625         16,584


                            See Definition of Terms.

AETNA INDEX PLUS SMALL CAP VP
GROWTH OF $10,000

[CHART]

                 AETNA IP         S&P
                SMALL CAP      SMALLCAP
                   VP          600 INDEX
                ---------      ---------
12/19/97         10,000         10,000
12/31/97         10,430         10,403
                 11,441         11,555
                 10,901         11,040
                  8,749          8,731
12/31/98         10,290         10,268
                  9,423          9,345
                 10,686         10,786
                 10,248         10,264
12/31/99         11,400         11,543
                 11,703         12,215
                 11,745         12,338
                 12,163         12,745
12/31/00         12,518         12,906
                 11,546         12,058
                 12,820         13,710
                 10,919         11,393
12/31/01         12,819         13,750


                              AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE YEAR ENDED DECEMBER 31, 2001*

           INDEX PLUS LARGE CAP VP     INDEX PLUS MID CAP VP    INDEX PLUS SMALL CAP VP
         ---------------------------   ---------------------    -----------------------
         1 YEAR   5 YEARS  INCEPTION   1 YEAR     INCEPTION      1 YEAR      INCEPTION
         ------   -------  ---------   ------     ---------      ------      ---------
Class R  -13.62%  11.38%    12.66%     -1.32%       15.06%       2.41%         6.35%
Class S  -13.78%  11.13%    12.42%     -1.60%       14.77%       2.09%         6.07%


*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to its inception, the performance of Class S is calculated by using the performance of Class R since its inception date (12/31/96), adjusted for fees and expenses charged to the appropriate Class. Class R and Class S shares participate in the same portfolio of securities. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA INDEX PLUS VPS

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

The performance listed below for the Index Plus VPs (Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) and their respective benchmarks is for the year ended December 31, 2001:

                                 PORTFOLIO
                                 RETURN                                      BENCHMARK INDEX
INDEX PLUS PORTFOLIOS            CLASS R    BENCHMARK INDEX                  RETURN
---------------------            -------    ---------------                  ---------------
Index Plus Large Cap             -13.62%    S&P 500 Index (a)                -11.88%
Index Plus Mid Cap                -1.32%    S&P MidCap 400 Index (b)          -0.61%
Index Plus Small Cap               2.41%    S&P SmallCap 600 Index (c)         6.54%

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

INDEX PLUS LARGE CAP: The Standard & Poor's (S&P) 500 Index decline over the last 12 months has been driven by a signif-


                            See Definition of Terms.

icant slowing in the U.S. economy, changes in the outlook for technology growth, and, most recently, the economic implications of the terrorist attacks on September 11th. For the entire year, the best performing sectors were the Basic Materials and Consumer Discretionary sectors. The poorest performing sectors were the Utility and Technology sectors. For the year, smaller cap stocks within the S&P 500 Index outperformed larger cap stocks.

INDEX PLUS MID CAP: The S&P MidCap 400 Index decline over the last 12 months has been driven by a significant slowing in the U.S. economy, changes in the outlook for technology growth, and, most recently, the economic implications of the terrorist attacks on September 11th. For the entire year, the best performing sectors were the Consumer Discretionary and Consumer Staples sectors. The poorest performing sectors were the Energy and Telecommunication Services sectors.

INDEX PLUS SMALL CAP: The S&P SmallCap 600 Index advanced over the last twelve months, despite a significant slowing in the U.S. economy, changes in the outlook for technology growth, and the most recent economic implications of the terrorist attacks on September 11th. The changes are driven by three factors which include: attractive valuation relative to large-cap and mid-cap stocks; tolerance for risk increased due to the sweeping military victories in Afghanistan; and the fact that small-cap stocks historically are the first to emerge from a recession. For the entire year, the best performing sectors were the Consumer Staples and Consumer Cyclical sectors. The poorest performing sectors were the Energy and Telecommunication Services sectors.

The year as a whole was marked by abrupt swings between investors favoring defensive stocks, and then shunning those stocks to focus on more cyclical stocks with relatively high valuations and poor earnings momentum on the belief that these stocks would benefit the most from an end to the current economic recession.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

INDEX PLUS LARGE CAP: The Portfolio underperformed the S&P 500 Index during January, April and October/November of this year when surges of optimism caused investors to favor stocks with poor earnings momentum, negative price momentum, negative outlooks by equity analysts and inconsistent earnings growth. Consequently, the quantitative model used to manage the Portfolio - which underweights stocks with negative earnings growth, inconsistent earnings, negative analyst outlooks, and poor price momentum - did not perform well in those periods. Investor behavior was atypical this year as investors dwelled on trying to forecast the onset of economic recovery rather than focus on the merits of individual stocks.

Underperformance during the year was due primarily to ineffective sector selection by the quantitative model we use to manage the Portfolio. This was specifically due to our underweight in the Consumer Discretionary sector, and, our overweight in the Health Care and Utilities sectors.

Poor sector selection by our quantitative model was partially offset by good security selection by the quantitative model we use to manage the Portfolio. Security selection was effective particularly within the Telecommunication sectors where underweights in Qwest and Global Crossing added to the Portfolio's relative performance. This was partially offset by ineffective security selection within the Consumer Discretionary sector where underweights in AOL and Wal-Mart detracted from the Portfolio's performance relative to the S&P 500 Index.

The last three months of the year our quantitative research, which focuses on growth reliability, earnings momentum, estimate revisions, price/cash flow and price momentum, has pointed the Portfolio towards greater weightings in the Financials, Technology and Consumer Discretionary sectors, and, towards lower weightings in Energy and Health Care. Currently our largest overweight is in the Financials sector; our largest underweight is in the Health Care sector.

INDEX PLUS MID CAP: The Portfolio modestly underperformed the S&P MidCap 400 Index during the period. With respect to sector weightings, the Portfolio's overweight of the Utilities sector hurt performance during the period. This was partially offset by the positive impact of the Portfolio's overweight in the Financials sector during the period.

With respect to individual security selection by the quantitative model we use to run this Portfolio, performance was


                            See Definition of Terms.

adversely impacted by poor security selection within the Financials sector. Within Financials, an underweight of E*Trade Group and SEI Investments hurt performance as both were strong contributors to the index's return. Positive security selection occurred within the Energy sector from the Portfolio's underweights of Grant Prideco and Cooper Cameron Corporation.

Our quantitative research, which focuses on analyst estimate revisions, price/forward earnings and price momentum, has seen the Portfolio decrease its weighting in the Energy, and Materials sectors, and, increase its weightings in Health Care and Technology over the last three months. Currently our largest overweight is in the Financials sector; our largest underweight is in the Health Care sector.

INDEX PLUS SMALL CAP: Security selection by our quantitative model was responsible for the Portfolio's underperformance, particularly within the Technology sector. Poor security selection from positions in Technology stocks, such as Aeroflex Inc. and Alpha Industries, negatively impacted performance. This was partially offset by positive security selection from positions in Consumer Cyclical stocks, such as NVR Inc. and Group 1 Automotive Inc. Sector allocation positively contributed to performance. With respect to sector weightings, the Portfolio's underweight of the Technology sector positively impacted performance during the period. This was partially offset by the negative impact of the Portfolio's overweight in the Energy sector during the period.

Our quantitative research, which focuses on estimate revisions, earnings surprise, price/cash flow, price momentum, capital expenditures and share buyback is pointing the Portfolio towards greater weightings in sectors with earnings visibility including: Consumer Cyclicals, Financials, Health Care and Utilities, and towards a lower weighting in Technology. Currently our largest overweight is in the Financial sector and our largest underweight is in the Technology sector.

WHAT IS YOUR OUTLOOK GOING FORWARD?

As the U.S. regains economic momentum in 2002, we expect a resumption of both positive equity market returns, and a resumption of investors' usual focus on which individual companies are likely to produce above average returns. There are early signs that the U.S. economy has begun to emerge from its recession. In particular, the manufacturing sector has seen a positive rebound in new orders and weekly jobless claims have begun to stabilize. With less focus on the timing of a recovery and the actions of the Federal Reserve, we believe the market will again renew its normal preoccupation with individual companies that are exhibiting superior combinations of business momentum, market focus, and valuation - these are the attributes our quantitative model is designed to measure on a bottom-up basis.


                            See Definition of Terms.

INDEX PLUS LARGE CAP:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
------                          -----------   -------   ------------
Basic Materials                     2.3%        2.6%       (0.3)%
Capital Goods                       8.6%        8.8%       (0.2)%
Communication Services              4.4%        5.5%       (1.1)%
Consumer Cyclicals                 11.6%        9.7%        1.9 %
Consumer Staples                   12.0%       12.4%       (0.4)%
Energy                              5.7%        6.2%       (0.5)%
Financials                         20.6%       17.6%        3.0 %
Health Care                        11.3%       13.5%       (2.2)%
Technology                         19.6%       19.8%       (0.2)%
Transportation                      0.7%        0.8%       (0.1)%
Utilities                           3.2%        3.1%        0.1 %


                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
------------------------         --------
General Electric Co.               3.8%
Microsoft Corp.                    3.4%
Exxon Mobil Corp.                  2.6%
Citigroup Inc.                     2.5%
Wal-Mart Stores, Inc.              2.4%


INDEX PLUS MID CAP:

                                % OF EQUITY    % OF S&P    OVER/(UNDER)
SECTOR                          INVESTMENTS   MIDCAP 400     WEIGHTING
------                          -----------   ----------   ------------
Basic Materials                     3.5%         4.6%         (1.1)%
Capital Goods                       6.2%         7.3%         (1.1)%
Communication Services              0.6%         1.1%         (0.5)%
Consumer Cyclicals                 15.2%        14.0%          1.2 %
Consumer Staples                    9.1%         7.9%          1.2 %
Energy                              3.8%         5.6%         (1.8)%
Financials                         23.7%        19.0%          4.7 %
Health Care                        10.1%        11.3%         (1.2)%
Technology                         17.9%        19.9%         (2.0)%
Transportation                      1.5%         2.0%         (0.5)%
Utilities                           8.4%         7.3%          1.1 %


                                       % OF NET
TOP FIVE EQUITY HOLDINGS                ASSETS
------------------------               --------
IDEC Pharmaceuticals Corp.               1.2%
R.J. Reynolds Tobacco Holdings, Inc.     1.2%
Electronic Arts, Inc.                    1.0%
SunGard Data Systems Inc.                0.9%
North Fork Bancorp, Inc.                 0.9%


                           See Definition of Terms.

INDEX PLUS SMALL CAP:

                                % OF EQUITY     % OF S&P      OVER/(UNDER)
SECTOR                          INVESTMENTS   SMALLCAP 600     WEIGHTING
------                          -----------   ------------    ------------
Basic Materials                     4.4%          4.3%           0.1 %
Capital Goods                      13.2%         13.6%           (0.4)%
Communication Services              0.4%          0.4%              --
Consumer Cyclicals                 20.7%         20.7%              --
Consumer Staples                    9.4%          9.4%              --
Energy                              4.7%          5.0%          (0.3)%
Financials                         11.4%         10.2%           1.2 %
Health Care                        12.9%         12.2%           0.7 %
Technology                         15.7%         17.0%          (1.3)%
Transportation                      2.8%          3.1%          (0.3)%
Utilities                           4.4%          4.1%           0.3 %


                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
------------------------          ------
Cephalon, Inc.                     1.1%
AdvancePCS                         0.8%
Commerce Bancorp, Inc.             0.7%
D.R. Horton, Inc.                  0.7%
Varian Medical Systems, Inc.       0.6%


The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.


                            See Definition of Terms.

DEFINITION OF TERMS

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The Standard & Poor's (S&P) MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.0 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(c) The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $965 million. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

The unmanaged indices described above are not available for individual direct investment.


                            See Definition of Terms.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
INDEX PLUS LARGE CAP


                                           NUMBER OF            MARKET
                                           SHARES               VALUE
                                           ---------            ------
COMMON STOCKS (99.0%)
AEROSPACE/DEFENSE (0.8%)
Boeing Co. ..........................       95,350            $3,697,673
General Dynamics Corp. ..............       22,000             1,752,080
Goodrich Co. ........................        9,550               254,221
Lockheed Martin Corp. ...............       47,850             2,233,159
Northrop Grumman Corp. ..............        9,000               907,290
Rockwell Collins, Inc. ..............       22,050               429,975
                                                              ----------
                                                               9,274,398
                                                              ----------
AGRICULTURE (0.1%)
Archer-Daniels-Midland Co. ..........       74,577             1,070,180
                                                              ----------
AIR FREIGHT (0.1%)
FedEx Corp. + .......................       30,300             1,571,964
                                                              ----------
AIRLINES (0.2%)
Delta Air Lines, Inc. ...............       28,550               835,373
Southwest Airlines Co. ..............       76,018             1,404,813
                                                              ----------
                                                               2,240,186
                                                              ----------
ALUMINUM (0.3%)
Alcan Aluminum Ltd. .................       33,150             1,191,080
Alcoa Inc. ..........................       52,550             1,868,152
                                                              ----------
                                                               3,059,232
                                                              ----------
AUTO PARTS & EQUIPMENT (0.3%)
Cooper Tire & Rubber Co. ............       28,400               453,264
Dana Corp. ..........................       15,400               213,752
Delphi Automotive Systems Corp. .....       59,500               812,770
Genuine Parts Co. ...................       15,500               568,850
Goodyear Tire & Rubber Co. (The) ....       17,500               416,675
Snap-On, Inc. .......................        5,100               171,666
TRW, Inc. ...........................       28,950             1,072,308
Visteon Corp. .......................       22,300               335,392
                                                              ----------
                                                               4,044,677
                                                              ----------
AUTOMOBILES (0.5%)
Ford Motor Co. ......................      204,950             3,221,814
General Motors Corp. ................       60,900             2,959,740
                                                              ----------
                                                               6,181,554
                                                              ----------
BANKS - MAJOR REGIONAL (4.4%)
AmSouth Bancorporation ..............       42,600               805,140
Bank of New York Co., Inc. ..........       76,800             3,133,440
Bank One Corp. ......................      130,300             5,088,215
BB&T Corp. ..........................       51,300             1,852,443
Comerica, Inc. ......................       18,350             1,051,455
Fifth Third Bancorp .................       58,424             3,583,144
Fleet Boston Financial Corp. ........      116,126             4,238,599
Huntington Bancshares Inc. ..........       26,710               459,145
KeyCorp .............................       45,000             1,095,300
Mellon Financial Corp. ..............       51,050             1,920,501
National City Corp. .................       68,000             1,988,320
Northern Trust Corp. ................       26,000             1,565,720
PNC Financial Services Group ........       32,050             1,801,210
Regions Financial Corp. .............       23,400               702,936
SouthTrust Corp. ....................       56,850            $1,402,489
Suntrust Banks, Inc. ................       31,600             1,981,320
Synovus Financial Corp. .............       26,300               658,815
U.S. Bancorp ........................      201,847             4,224,658
Union Planters Corp. ................       15,350               692,746
Wells Fargo & Co. ...................      283,900            12,335,455
Zions Bancorporation ................       10,400               546,832
                                                              ----------
                                                              51,127,883
                                                              ----------
BANKS - MONEY CENTER (2.2%)
Bank of America Corp. ...............      324,050            20,398,947
Wachovia Corp. ......................      156,300             4,901,568
                                                              ----------
                                                              25,300,515
                                                              ----------
BEVERAGES - ALCOHOLIC (0.4%)
Anheuser-Busch Co.'s, Inc. ..........       96,100             4,344,681
Brown-Forman Corp. ..................        3,600               225,360
Coors (Adolph) Co. ..................        6,400               341,760
                                                              ----------
                                                               4,911,801
                                                              ----------
BEVERAGES - NON-ALCOHOLIC (2.0%)
Coca-Cola Co. .......................      272,900            12,867,235
Coca-Cola Enterprises Inc. ..........       40,850               773,699
Pepsi Bottling Group, Inc. ..........       33,400               784,900
PepsiCo, Inc. .......................      194,200             9,455,598
                                                              ----------
                                                              23,881,432
                                                              ----------
BIOTECHNOLOGY (1.2%)
Amgen, Inc. + .......................      117,650             6,640,166
Biogen, Inc. + ......................       23,000             1,319,050
Chiron Corp. + ......................       19,100               837,344
Genzyme Corp. + .....................       23,100             1,382,766
Immunex Corp. + .....................       89,400             2,477,274
MedImmune, Inc. + ...................       30,000             1,390,500
                                                              ----------
                                                              14,047,100
                                                              ----------
BROADCASTING - TV, RADIO & CABLE (0.6%)
Clear Channel Communications, Inc. +        36,200             1,842,942
Comcast Corp. - Class A Special + ...      104,100             3,747,600
Univision Communications, Inc. + ....       25,050             1,013,523
                                                              ----------
                                                               6,604,065
                                                              ----------
BUILDING MATERIALS GROUP (0.1%)
Masco Corp. .........................       48,700             1,193,150
                                                              ----------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.5%)
AT&T Wireless Services Inc. + .......      276,771             3,977,199
Sprint Corp. (PCS Group) + ..........       58,000             1,415,780
                                                              ----------
                                                               5,392,979
                                                              ----------
CHEMICALS (0.8%)
Air Products and Chemicals, Inc. ....       24,500             1,149,295
Dow Chemical Co. ....................       50,400             1,702,512
Du Pont (E.I.) de Nemours & Co. .....      118,400             5,033,184
Eastman Chemical Co. ................       11,500               448,730
Praxair, Inc. .......................       14,300               790,075
Rohm & Haas Co. .....................       22,400               775,712
                                                              ----------
                                                               9,899,508
                                                              ----------


                     See Notes to Portfolio of Investments.

                                         NUMBER OF               MARKET
                                          SHARES                 VALUE
                                         ---------               ------
CHEMICALS - DIVERSIFIED (0.1%)

Engelhard Corp. .....................       11,800            $  326,624
PPG Industries Inc. .................       17,900               925,788
                                                              ----------
                                                               1,252,412
                                                              ----------
CHEMICALS - SPECIALITY (0.1%)
Ecolab, Inc. ........................       12,300               495,075
International Flavors & Fragrances,
 Inc.................................        9,200               273,332
                                                              ----------
                                                                 768,407
                                                              ----------
COMMUNICATIONS EQUIPMENT (1.1%)
Andrew Corp. + ......................       10,500               229,845
Comverse Technology, Inc. + .........       18,550               414,963
JDS Uniphase Corp. + ................      151,300             1,320,849
Lucent Technologies, Inc. ...........      207,500             1,305,175
Motorola, Inc. ......................      240,200             3,607,804
Nortel Networks Corp. ...............      363,950             2,729,625
Qualcomm Inc. + .....................       46,550             2,350,775
Scientific-Atlanta, Inc. ............       19,100               457,254
Tellabs, Inc. + .....................       28,400               424,864
                                                              ----------
                                                              12,841,154
                                                              ----------
COMPUTERS - HARDWARE (4.3%)
Apple Computer, Inc. + ..............       29,900               654,810
Compaq Computer Corp. ...............      277,400             2,707,424
Dell Computer Corp. + ...............      548,850            14,917,743
Hewlett-Packard Co. .................      213,650             4,388,371
International Business Machines Corp.      189,800            22,958,208
NCR Corp. + .........................        6,000               221,160
Sun Microsystems, Inc. + ............      358,400             4,422,656
                                                              ----------
                                                              50,270,372
                                                              ----------
COMPUTERS - NETWORKING (2.0%)
Cisco Systems, Inc. + ...............    1,214,900            22,001,839
Network Appliance, Inc. + ...........       58,950             1,289,236
                                                              ----------
                                                              23,291,075
                                                              ----------
COMPUTERS - PERIPHERALS (0.3%)
EMC Corp. ...........................      245,300             3,296,832
Lexmark International Group, Inc. + .       13,100               772,900
                                                              ----------
                                                               4,069,732
                                                              ----------
COMPUTERS SOFTWARE/SERVICES (5.3%)
Autodesk, Inc. ......................        5,400               201,258
BMC Software, Inc. + ................       28,000               458,360
Citrix Systems, Inc. + ..............       19,150               433,939
Computer Associates International,
 Inc.................................      122,300             4,218,127
Compuware Corp. + ...................       91,900             1,083,501
Intuit Inc. + .......................       21,600               923,616
Mercury Interactive Corp. + .........       14,000               475,720
Microsoft Corp. + ...................      595,900            39,490,293
Oracle Corp. + ......................      614,050             8,480,030
Parametric Technology Co. + .........       28,100               219,461
PeopleSoft, Inc. + ..................       30,800             1,238,160
Siebel Systems, Inc. + ..............       50,650             1,417,187
Unisys Corp. + ......................       35,350               443,289
VERITAS Software Corp. + ............       43,600             1,954,152
Yahoo! Inc. + .......................       59,500            $1,055,530
                                                              ----------
                                                              62,092,623
                                                              ----------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ................       10,100               484,194
                                                              ----------
CONSUMER FINANCE (0.8%)
Capital One Financial Corp. .........       29,900             1,613,105
Household International, Inc. .......       75,800             4,391,852
MBNA Corp. ..........................       91,700             3,227,840
                                                              ----------
                                                               9,232,797
                                                              ----------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. ..........................        3,450               243,915
                                                              ----------
CONTAINERS/PACKAGING - PAPER (0.1%)
Bemis Co., Inc. .....................        4,900               240,982
Pactiv Corp. + ......................       28,450               504,988
Temple-Inland Inc. ..................        4,600               260,958
                                                              ----------
                                                               1,006,928
                                                              ----------
DISTRIBUTORS - FOOD & HEALTH (0.6%)
AmerisourceBergen Corp. .............       12,350               784,842
Cardinal Health, Inc. ...............       27,650             1,787,849
McKesson HBOC, Inc. .................       30,300             1,133,220
Supervalu, Inc. .....................       36,550               808,486
Sysco Corp. .........................       73,600             1,929,792
                                                              ----------
                                                               6,444,189
                                                              ----------
ELECTRIC COMPANIES (2.7%)
Allegheny Energy, Inc. ..............       19,800               717,156
Ameren Corp. ........................       18,700               791,010
American Electric Power Co., Inc. ...       36,150             1,573,610
Cinergy Corp. .......................       28,700               959,441
CMS Energy Corp. ....................       14,400               346,032
Consolidated Edison, Inc. ...........       24,000               968,640
Constellation Energy Group ..........       26,900               714,195
Dominion Resources, Inc. ............       29,650             1,781,965
DTE Energy Co. ......................       18,250               765,405
Duke Energy Corp. ...................       85,950             3,374,397
Entergy Corp. .......................       30,950             1,210,455
Exelon Corp. ........................       36,200             1,733,256
FirstEnergy Corp. ...................       49,400             1,728,012
FPL Group, Inc. .....................       26,450             1,491,780
Mirant Corp. + ......................       59,500               953,190
Niagara Mohawk Holdings Inc. + ......       16,800               297,864
PG&E Corp. + ........................       44,400               854,256
Pinnacle West Capital Corp. .........       15,300               640,305
PPL Corp. ...........................       24,700               860,795
Progress Energy, Inc. ...............       34,600             1,558,038
Public Service Enterprise Group, Inc.       22,200               936,618
Reliant Energy Inc. .................       43,150             1,144,338
Southern Co. ........................       77,950             1,976,032
TECO Energy, Inc. ...................       25,250               662,560
TXU Corp. ...........................       27,867             1,313,929
Xcel Energy, Inc. ...................       59,000             1,636,660
                                                              ----------
                                                              30,989,939
                                                              ----------

                     See Notes to Portfolio of Investments.

                                         NUMBER OF              MARKET
                                          SHARES                VALUE
                                         ---------              ------
ELECTRICAL EQUIPMENT (4.2%)
Cooper Industries, Inc. .............        9,700           $   338,724
Emerson Electric Co. ................       45,600             2,603,760

General Electric Co. ................    1,100,900            44,124,072
Molex, Inc. .........................       19,150               592,692
Sanmina - SCI Corp. + ...............       37,100               738,290
Solectron Corp. + ...................       69,550               784,524
                                                              ----------
                                                              49,182,062
                                                              ----------
ELECTRONICS - COMPONENT DIST. (0.1%)
Grainger (W.W.), Inc. ...............       19,250               924,000
                                                              ----------
ELECTRONICS - DEFENSE (0.1%)
Raytheon Co. ........................       43,350             1,407,575
                                                              ----------
ELECTRONICS - INSTRUMENTS (0.2%)
Agilent Technologies, Inc. + ........       49,250             1,404,118
Tektronix, Inc. + ...................       15,700               404,746
                                                              ----------
                                                               1,808,864
                                                              ----------
ELECTRONICS - SEMICONDUCTORS (3.9%)
Advanced Micro Devices, Inc. + ......       23,700               375,882
Altera Corp. + ......................       26,250               557,025
Analog Devices, Inc. + ..............       38,800             1,722,332
Broadcom Corp. - Class A + ..........       40,950             1,673,626
Intel Corp. .........................      741,650            23,324,892
Linear Technology Corp. .............       66,550             2,598,112
LSI Logic Corp. + ...................       24,250               382,665
Maxim Integrated Products, Inc. + ...       69,200             3,633,692
Micron Technology, Inc. + ...........       37,150             1,151,650
National Semiconductor Corp. + ......       30,350               934,477
NVIDIA Corp. + ......................       14,850               993,465
PMC Sierra Inc. + ...................       30,000               637,800
QLogic Corp. + ......................       10,800               480,708
Texas Instruments, Inc. .............      190,850             5,343,800
Xilinx, Inc. + ......................       36,150             1,411,658
                                                              ----------
                                                              45,221,784
                                                              ----------
ENGINEERING & CONSTRUCTION (0.0%)
Fluor Corp. .........................       14,050               525,470
                                                              ----------
ENTERTAINMENT (2.5%)
AOL Time Warner Inc. + ..............      485,250            15,576,525
Viacom, Inc. - Class B + ............      199,250             8,796,887
Walt Disney Co. (The) ...............      236,350             4,897,172
                                                              ----------
                                                              29,270,584
                                                              ----------
EQUIPMENT - SEMICONDUCTORS (0.1%)
KLA-Tencor Corp. + ..................       16,050               795,438
Teradyne, Inc. + ....................       21,200               638,968
                                                              ----------
                                                               1,434,406
                                                              ----------
FINANCIAL - DIVERSIFIED (6.3%)
Ambac Financial Group, Inc. .........       19,200             1,110,912
American Express Co. ................      147,100             5,249,999
Citigroup Inc. ......................      571,800            28,864,464
Fannie Mae ..........................      209,600            16,663,200
Freddie Mac .........................      143,750             9,401,250
J.P. Morgan Chase & Co. .............      213,150             7,748,002
Moody's Corp. .......................       35,600             1,419,016
State Street Corp. ..................       33,400           $ 1,745,150
USA Education Inc. ..................       17,400             1,461,948
                                                              ----------
                                                              73,663,941
                                                              ----------
FOODS (1.3%)
Campbell Soup Co. ...................       46,100             1,377,007
ConAgra Foods, Inc. .................       57,300             1,362,021
General Mills, Inc. .................       32,700             1,700,727
Heinz (H.J.) Co. ....................       21,650               890,248
Hershey Foods Corp. .................       11,400               771,780
Kellogg Co. .........................       88,700             2,669,870
Sara Lee Corp. ......................       83,200             1,849,536
Unilever NV .........................       62,700             3,612,147
Wrigley (Wm.) Jr. Co. ...............       19,600             1,006,852
                                                              ----------
                                                              15,240,188
                                                              ----------
FOOTWEAR (0.2%)
NIKE, Inc. - Class B ................       30,000             1,687,200
Reebok International Ltd. + .........        9,700               257,050
                                                              ----------
                                                               1,944,250
                                                              ----------
GAMING, LOTTERY, & PARI-MUTUEL (0.1%)
Harrah's Entertainment, Inc. + ......       15,000               555,150
International Game Technology + .....        8,250               563,475
                                                              ----------
                                                               1,118,625
                                                              ----------
GOLD/PRECIOUS METALS MINING (0.2%)
Barrick Gold Corp. ..................       52,128               831,442
Newmont Mining Corp. ................       23,350               446,218
Placer Dome, Inc. ...................       47,900               522,589
                                                              ----------
                                                               1,800,249
                                                              ----------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. ................        8,200               309,386
Stanley Works (The) .................        8,500               395,845
                                                              ----------
                                                                 705,231
                                                              ----------
HEALTH CARE - DIVERSIFIED (2.5%)
Abbott Laboratories .................      167,750             9,352,062
Johnson & Johnson ...................      342,500            20,241,750
                                                              ----------
                                                              29,593,812
                                                              ----------
HEALTH CARE - DRUGS (0.1%)
King Pharmaceuticals, Inc. + ........       22,266               938,067
                                                              ----------
HEALTH CARE - DRUGS/PHARMACEUTICALS (4.6%)
Allergan, Inc. ......................       14,500             1,088,225
Eli Lilly & Co. .....................      122,350             9,609,369
Forest Laboratories, Inc. - Class A +       17,700             1,450,515
Merck & Co., Inc. ...................      138,150             8,123,220
Pfizer, Inc. ........................      691,100            27,540,335
Pharmacia Corp. .....................      150,800             6,431,620
                                                              ----------
                                                              54,243,284
                                                              ----------
HEALTH CARE - HOSPITAL MANAGEMENT (0.4%)
HCA Inc. ............................       58,600             2,258,444
Health Management Associates, Inc. +        28,650               527,160
Tenet Healthcare Corp. + ............       36,100             2,119,792
                                                              ----------
                                                               4,905,396
                                                              ----------


                     See Notes to Portfolio of Investments.

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                           ---------            ------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ..................       13,150           $   311,787
                                                             -----------
HEALTH CARE - MANAGED CARE (0.7%)
Aetna Inc. ..........................       17,600               580,624
CIGNA Corp. .........................       17,100             1,584,315
Humana, Inc. + ......................       23,200               273,528
UnitedHealth Group Inc. .............       65,000             4,600,050
Wellpoint Health Networks, Inc. + ...        6,800               794,580
                                                             -----------
                                                               7,833,097
                                                             -----------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.5%)
Bard (C.R.) Inc. ....................        4,100               264,450
Bausch & Lomb, Inc. .................       11,000               414,260
Baxter International, Inc. ..........       35,600             1,909,228
Becton, Dickinson & Co. .............       26,900               891,735
Biomet, Inc. ........................       29,775               920,047
Boston Scientific Corp. + ...........       39,100               943,092
Celera Genomics Group - Applera Corp.       24,700               969,969
Guidant Corp. + .....................       32,800             1,633,440
Medtronic, Inc. .....................      133,500             6,836,535
St. Jude Medical, Inc. + ............        9,050               702,733
Stryker Corp. .......................       20,200             1,179,074
Zimmer Holdings, Inc. + .............       21,710               663,023
                                                             -----------
                                                              17,327,586
                                                             -----------
HEALTH CARE - SPECIAL SERVICES (0.0%)
Healthsouth Corp. + .................       39,300               582,426
                                                             -----------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. ...............       20,600               473,800
Maytag Corp. ........................        7,200               223,416
Whirlpool Corp. .....................       11,800               865,294
                                                             -----------
                                                               1,562,510
                                                             -----------
HOUSEHOLD PRODUCTS - NON-DURABLE (2.6%)
Clorox Co. ..........................       41,750             1,651,213
Colgate-Palmolive Co. ...............       61,400             3,545,850
Kimberly-Clark Corp. ................       58,200             3,480,360
Procter & Gamble Co. ................      271,150            21,456,099
                                                             -----------
                                                              30,133,522
                                                             -----------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ................       16,500               653,235
Newell Rubbermaid Inc. ..............       30,600               843,642
                                                             -----------
                                                               1,496,877
                                                             -----------
INSURANCE - LIFE/HEALTH (1.1%)
AFLAC, Inc. .........................      111,400             2,735,984
Jefferson-Pilot Corp. ...............       16,425               759,985
John Hancock Financial Services, Inc.       67,200             2,775,360
Lincoln National Corp. ..............       19,850               964,114
MetLife, Inc. .......................      116,550             3,692,304
Torchmark Corp. .....................       18,700               735,471
UnumProvident Corp. .................       25,950               687,935
                                                             -----------
                                                              12,351,153
                                                             -----------
INSURANCE - MULTI-LINE (2.1%)
American International Group, Inc. ..      288,824            22,932,626
Hartford Financial Services Group,
 Inc.................................       14,750               926,742
Loews Corp. .........................       21,200           $ 1,174,056
                                                             -----------
                                                              25,033,424
                                                             -----------
INSURANCE - PROPERTY/CASUALTY (1.1%)
Allstate Corp. (The) ................       81,700             2,753,290
Chubb Corp. .........................       18,200             1,255,800
Cincinnati Financial Corp. ..........       30,350             1,157,852
MBIA, Inc. ..........................       36,600             1,962,858
MGIC Investment Corp. ...............       12,000               740,640
Progressive Corp. ...................       13,300             1,985,690
SAFECO Corp. ........................       27,400               853,510
St. Paul Co., Inc. ..................       17,850               784,865
XL Capital Ltd. .....................       15,350             1,402,376
                                                             -----------
                                                              12,896,881
                                                             -----------
INSURANCE BROKERS (0.4%)
Aon Corp. ...........................       27,300               969,696
Marsh & McLennan Co., Inc. ..........       30,800             3,309,460
                                                             -----------
                                                               4,279,156
                                                             -----------
INVESTMENT BANKING/BROKERAGE (1.1%)
Bear Stearns Co., Inc. (The) ........       17,050               999,812
Charles Schwab Corp. ................      150,400             2,326,688
Lehman Brothers Holdings Inc. .......       26,950             1,800,260
Merrill Lynch & Co., Inc. ...........      139,250             7,257,710
                                                             -----------
                                                              12,384,470
                                                             -----------
INVESTMENT MANAGEMENT (0.2%)
Franklin Resources, Inc. ............       25,400               895,858
Stilwell Financial, Inc. ............       23,850               649,197
T. Rowe Price Group Inc. ............       26,000               902,980
                                                             -----------
                                                               2,448,035
                                                             -----------
LEISURE TIME - PRODUCTS (0.3%)
Brunswick Corp. .....................       17,600               382,976
Harley-Davidson, Inc. ...............       33,850             1,838,394
Hasbro, Inc. ........................       29,300               475,539
Mattel, Inc. ........................       44,450               764,540
                                                             -----------
                                                               3,461,449
                                                             -----------
LODGING - HOTELS (0.5%)
Carnival Corp. ......................      124,250             3,488,940
Hilton Hotels Corp. .................       32,700               357,084
Marriott International, Inc. ........       23,000               934,950
Starwood Hotels & Resorts Worldwide,
 Inc.................................       28,600               853,710
                                                             -----------
                                                               5,634,684
                                                             -----------
MACHINERY - DIVERSIFIED (0.3%)
Caterpillar, Inc. ...................       27,200             1,421,200
Deere & Co. .........................       15,100               659,266
Dover Corp. .........................       14,150               524,541
Ingersoll-Rand Co. ..................       19,700               823,657
                                                             -----------
                                                               3,428,664
                                                             -----------
MANUFACTURING - DIVERSIFIED (2.6%)
Crane Co. ...........................        6,200               158,968
Danaher Corp. .......................       14,900               898,619
Eaton Corp. .........................       15,700             1,168,237


                     See Notes to Portfolio of Investments.

                                        NUMBER OF            MARKET
                                         SHARES               VALUE
                                       -------------     -----------------
MANUFACTURING - DIVERSIFIED (CONTINUED)

Honeywell International Inc. ........       48,850           $ 1,652,107
Illinois Tool Works, Inc. ...........       31,900             2,160,268
ITT Industries, Inc. ................       14,600               737,300
Johnson Controls, Inc. ..............        9,100               734,825
Minnesota Mining and Manufacturing
 Co. (3M) ...........................       44,150             5,218,971
Parker-Hannifin Corp. ...............       14,300               656,513
Textron, Inc. .......................       15,200               630,192
Thermo Electron Corp. ...............       18,300               436,638
Tyco International Ltd. .............      221,880            13,068,732
United Technologies Corp. ...........       51,400             3,321,982
                                                             -----------
                                                              30,843,352
                                                             -----------
MANUFACTURING - SPECIALIZED (0.1%)
Avery Dennison Corp. ................       11,600               655,748
                                                             -----------
METALS MINING (0.1%)
Freeport-McMoRan Copper & Gold, Inc.
 +...................................       32,550               435,845
Inco Ltd. + .........................       36,500               618,310
                                                             -----------
                                                               1,054,155
                                                             -----------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.5%)
El Paso Corp. .......................       31,150             1,389,601
KeySpan Energy Corp. ................       24,200               838,530
Kinder Morgan, Inc. .................       11,800               657,142
NICOR, Inc. .........................        7,900               328,956
NiSource Inc. .......................       32,350               745,991
Peoples Energy Corp. ................        4,100               155,513
Sempra Energy .......................       52,150             1,280,283
Williams Co.'s, Inc. (The) ..........       30,650               782,188
                                                             -----------
                                                               6,178,204
                                                             -----------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Pitney Bowes, Inc. ..................       23,100               868,791
                                                             -----------
OIL & GAS - DRILLING & EQUIPMENT (0.3%)
Baker Hughes Inc. ...................       34,300             1,250,921
Noble Drilling Corp. + ..............       24,400               830,576
Rowan Co., Inc. + ...................       13,400               259,558
Transocean Sedco Forex Inc. .........       31,800             1,075,476
                                                             -----------
                                                               3,416,531
                                                             -----------
OIL & GAS - EXPLORATION/PRODUCTION (0.4%)
Anadarko Petroleum Corp. ............       27,600             1,569,060
Burlington Resources, Inc. ..........       23,750               891,575
Devon Energy Corp. ..................       13,400               517,910
EOG Resources, Inc. .................       13,250               518,208
Unocal Corp. ........................       25,650               925,195
                                                             -----------
                                                               4,421,948
                                                             -----------
OIL & GAS - REFINING & MARKETING (0.1%)
Ashland Oil Inc. ....................        7,950               366,336
Sunoco, Inc. ........................       13,300               496,622
                                                             -----------
                                                                 862,958
                                                             -----------
OIL - DOMESTIC INTEGRATED (0.8%)
Amerada Hess Corp. ..................        5,950               371,875
Conoco Inc. .........................       69,000             1,952,700
Occidental Petroleum Corp. ..........       43,100             1,143,443
Phillips Petroleum Co. ..............       62,050           $ 3,739,133
USX-Marathon Group ..................       70,450             2,113,500
                                                             -----------
                                                               9,320,651
                                                             -----------
OIL - INTERNATIONAL INTEGRATED (4.0%)
ChevronTexaco Corp. .................      117,855            10,560,987
Exxon Mobil Corp. ...................      760,100            29,871,930
Royal Dutch Petroleum Co. ...........      137,900             6,759,858
                                                             -----------
                                                              47,192,775
                                                             -----------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. .................        5,000               170,050
Georgia-Pacific Corp. ...............       25,400               701,294
International Paper Co. .............       53,500             2,158,725
Mead Corp. ..........................        9,000               278,010
Weyerhaeuser Co. ....................       22,700             1,227,616
Willamette Industries, Inc. .........       12,400               646,288
                                                             -----------
                                                               5,181,983
                                                             -----------
PERSONAL CARE (0.4%)
Alberto-Culver Co. - Class B ........        3,100               138,694
Avon Products, Inc. .................       25,300             1,176,450
Gillette Co. ........................      109,900             3,670,660
                                                             -----------
                                                               4,985,804
                                                             -----------
PHOTOGRAPHY/IMAGING (0.2%)
Eastman Kodak Co. ...................       33,150               975,605
Xerox Corp. .........................      152,750             1,591,655
                                                             -----------
                                                               2,567,260
                                                             -----------
PUBLISHING (0.1%)
McGraw-Hill Co., Inc. (The) .........       20,400             1,243,992
Meredith Corp. ......................        3,600               128,340
                                                             -----------
                                                               1,372,332
                                                             -----------
PUBLISHING - NEWSPAPERS (0.4%)
Dow Jones & Co., Inc. ...............        8,100               443,313
Gannett Co., Inc. ...................       28,100             1,889,163
New York Times Co. ..................       20,300               877,975
Tribune Co. .........................       34,300             1,283,849
                                                             -----------
                                                               4,494,300
                                                             -----------
RAILROADS (0.4%)
Burlington Northern Santa Fe Corp. ..       41,100             1,172,583
CSX Corp. ...........................       22,850               800,893
Norfolk Southern Corp. ..............       46,550               853,261
Union Pacific Corp. .................       26,400             1,504,800
                                                             -----------
                                                               4,331,537
                                                             -----------
REIT DIVERSIFIED (0.2%)
Equity Office Properties Trust ......       47,900             1,440,832
Equity Residential Properties Trust .       27,500               789,525
                                                             -----------
                                                               2,230,357
                                                             -----------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ............       12,500               442,500
McDonald's Corp. ....................      142,550             3,773,299
Starbucks Corp. + ...................       53,800             1,024,890
Tricon Global Restaurants, Inc. + ...       10,000               492,000


                     See Notes to Portfolio of Investments.

                                           NUMBER OF            MARKET
                                            SHARES              VALUE
                                           ---------            ------
RESTAURANTS (CONTINUED)
Wendy's International, Inc. .........       13,400           $   390,878
                                                             -----------
                                                               6,123,567
                                                             -----------
RETAIL - BUILDING SUPPLIES (2.8%)
Home Depot, Inc. ....................      487,850            24,885,228
Lowe's Co., Inc. ....................      160,200             7,434,882
Sherwin-Williams Co. ................       17,550               482,625
                                                             -----------
                                                              32,802,735
                                                             -----------
RETAIL - COMPUTERS & ELECTRONICS (0.4%)
Best Buy Co., Inc. + ................       43,100             3,210,088
Circuit City Stores - Circuit City
 Group...............................       30,850               800,558
RadioShack Corp. ....................       24,300               731,430
                                                             -----------
                                                               4,742,076
                                                             -----------
RETAIL - DEPARTMENT STORES (0.7%)
Dillards, Inc. ......................        9,300               148,800
Federated Department Stores, Inc. + .       38,450             1,572,605
J.C. Penney Co., Inc. ...............       56,700             1,525,230
Kohl's Corp. + ......................       38,100             2,683,764
May Department Stores Co. ...........       31,600             1,168,568
Nordstrom, Inc. .....................       25,850               522,945
                                                             -----------
                                                               7,621,912
                                                             -----------
RETAIL - DISCOUNTERS (0.0%)
Family Dollar Stores, Inc. ..........       18,750               562,125
                                                             -----------
RETAIL - GENERAL MERCHANDISE CHAINS (3.0%)
Costco Wholesale Corp. + ............       49,650             2,203,467
Sears, Roebuck & Co. ................       36,600             1,743,624
Target Corp. ........................       58,950             2,419,898
Wal-Mart Stores, Inc. ...............      491,050            28,259,927
                                                             -----------
                                                              34,626,916
                                                             -----------
RETAIL - SPECIALITY (0.5%)
AutoZone, Inc. + ....................       27,100             1,945,780
Bed Bath & Beyond, Inc. + ...........       30,200             1,023,780
Office Depot, Inc. + ................       75,200             1,394,208
Staples, Inc. + .....................       72,100             1,348,270
                                                             -----------
                                                               5,712,038
                                                             -----------
RETAIL SPECIALITY - APPAREL (0.3%)
Gap, Inc. (The) .....................       95,100             1,325,694
Limited, Inc. (The) .................       45,400               668,288
TJX Companies, Inc. .................       28,000             1,116,080
                                                             -----------
                                                               3,110,062
                                                             -----------
RETAIL STORES - DRUG STORE (0.2%)
Walgreen Co. ........................       62,650             2,108,799
                                                             -----------
RETAIL STORES - FOOD CHAINS (0.2%)
Albertson's, Inc. ...................       44,950             1,415,475
Safeway, Inc. + .....................       30,750             1,283,813
                                                             -----------
                                                               2,699,288
                                                             -----------
SAVINGS & LOAN COMPANIES (0.4%)
Charter One Financial, Inc. .........       22,872               620,975
Golden West Financial Corp. .........       16,200               953,370
Washington Mutual Financial Corp. ...       94,800             3,099,960
                                                             -----------
                                                               4,674,305
                                                             -----------
SERVICES - ADVERTISING/MARKETING (0.3%)
Interpublic Group of Co.'s, Inc. ....       39,950           $ 1,180,123
Omnicom Group, Inc. .................       11,600             1,036,460
TMP Worldwide Inc. + ................       23,550             1,010,295
                                                             -----------
                                                               3,226,878
                                                             -----------
SERVICES - COMMERCIAL & CONSUMER (0.6%)
Cendant Corp. + .....................      206,050             4,040,640
Cintas Corp. ........................       15,650               751,200
Convergys Corp. + ...................       19,200               719,808
H&R Block, Inc. .....................       40,000             1,788,000
                                                             -----------
                                                               7,299,648
                                                             -----------
SERVICES - COMPUTER SYSTEMS (0.4%)
Computer Sciences Corp. + ...........       17,600               862,048
Electronic Data Systems Corp. .......       48,400             3,317,820
Sabre Holdings Corp. + ..............       24,000             1,016,400
                                                             -----------
                                                               5,196,268
                                                             -----------
SERVICES - DATA PROCESSING (1.1%)
Automatic Data Processing, Inc. .....       67,000             3,946,300
Concord EFS, Inc. + .................       49,800             1,632,444
Equifax, Inc. .......................       18,000               434,700
First Data Corp. ....................       62,450             4,899,202
Fiserv, Inc. + ......................       40,200             1,701,264
                                                             -----------
                                                              12,613,910
                                                             -----------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + ...       21,100               563,370
                                                             -----------
SPECIALITY PRINTING (0.1%)
Deluxe Corp. ........................       14,200               590,436
RR Donnelley & Sons Co. .............       12,400               368,156
                                                             -----------
                                                                 958,592
                                                             -----------
STEEL (0.1%)
Nucor Corp. .........................       11,150               590,504
                                                             -----------
TELECOMMUNICATIONS EQUIPMENT (0.1%)
Corning, Inc. .......................      105,100               937,492
                                                             -----------
TELEPHONE (3.0%)
ALLTEL Corp. ........................       62,850             3,879,731
BellSouth Corp. .....................      204,900             7,816,935
CenturyTel, Inc. ....................       13,400               439,520
SBC Communications, Inc. ............      370,750            14,522,277
Verizon Communications ..............      164,650             7,814,289
                                                             -----------
                                                              34,472,752
                                                             -----------
TELEPHONE LONG DISTANCE (0.9%)
AT&T Corp. ..........................      574,450            10,420,523
                                                             -----------
TEXTILES - APPAREL (0.1%)
Liz Claiborne, Inc. .................        5,600               278,600
VF Corp. ............................       10,750               419,358
                                                             -----------
                                                                 697,958
                                                             -----------
TOBACCO (1.0%)
Philip Morris Co. Inc. ..............      235,550            10,799,967
UST, Inc. ...........................       19,550               684,250
                                                             -----------
                                                              11,484,217
                                                             -----------
TRUCKS & PARTS (0.1%)
Navistar International Corp. + ......       10,000               395,000


                     See Notes to Portfolio of Investments.

                                         NUMBER OF            MARKET
                                          SHARES               VALUE
                                         ---------            ------
TRUCKS & PARTS (CONTINUED)
PACCAR, Inc. ........................        9,300        $      610,266
                                                          --------------
                                                               1,005,266
                                                          --------------
WASTE MANAGEMENT (0.2%)
Allied Waste Industries, Inc. + .....       28,100               395,086
Waste Management, Inc. ..............       69,350             2,212,959
                                                          --------------
                                                               2,608,045
                                                          --------------
TOTAL COMMON STOCKS                                        1,154,719,802
  (COST $1,161,801,619)
                                                          --------------
                                        PRINCIPAL
                                         AMOUNT
                                        ---------
SHORT-TERM INVESTMENTS (2.6%)
Federal Home Loan Bank, 1.47%,
 01/02/02............................  $22,858,000            22,858,000
Federal Home Loan Mortgage Corp.,
 1.80%, 01/09/02 ....................    8,000,000             7,997,200
                                                          --------------
TOTAL SHORT-TERM INVESTMENTS                                  30,855,200
 (COST $30,855,200)
                                                          --------------
TOTAL INVESTMENTS
 (COST $1,192,656,819)(A)                                  1,185,575,002
OTHER ASSETS LESS LIABILITIES                                (18,860,967)
                                                          --------------
TOTAL NET ASSETS                                          $1,166,714,035
                                                          ==============


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $1,332,848,946. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains..............................            $           --
Unrealized losses.............................             (147,273,944)
                                                          --------------
 Net unrealized loss..........................            $(147,273,944)
                                                          ==============

+ Non-income producing security.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.


                       See Notes to Financial Statements.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
INDEX PLUS MID CAP


                                         NUMBER OF              MARKET
                                          SHARES                 VALUE
                                         ----------             ------
COMMON STOCKS (94.5%)
AEROSPACE/DEFENSE (0.2%)
Precision Castparts Corp. .......        9,500               $   268,375
Sequa Corp. + ...................        1,800                    85,536
                                                             -----------
                                                                 353,911
                                                             -----------
AGRICULTURE (0.1%)
Universal Corp. .................        4,800                   174,768
                                                             -----------
AIR FREIGHT (0.6%)
Airborne, Inc. ..................       13,500                   200,205
Atlas Air Worldwide Holdings,
 Inc. + .........................        7,600                   111,340
EGL, Inc. + .....................        7,800                   108,810
Expeditors International of
 Washington, Inc. ...............        8,900                   506,855
                                                             -----------
                                                                 927,210
                                                             -----------
AIRLINES (0.1%)
Alaska Air Group, Inc. + ........        5,100                   148,410
                                                             -----------
AUTO PARTS & EQUIPMENT (1.6%)
ArvinMeritor, Inc. ..............       24,200                   475,288
Bandag, Inc. ....................        5,200                   180,752
Borg-Warner Automotive, Inc. ....        7,500                   391,875
Gentex Corp. + ..................       12,600                   336,798
Lear Corp. + ....................       23,000                   877,220
Modine Manufacturing Co. ........        4,800                   111,984
Superior Industries
 International, Inc. ............        7,300                   293,825
                                                             -----------
                                                               2,667,742
                                                             -----------
BANKS - REGIONAL (9.0%)
Associated Banc-Corp. ...........       19,070                   672,980
Banknorth Group, Inc. ...........       28,800                   648,576
City National Corp. .............       13,600                   637,160
Colonial Bancgroup, Inc. ........       18,200                   256,438
Compass Bancshares Inc. .........       23,700                   670,710
First Tennessee National Corp. ..       23,600                   855,736
First Virginia Banks, Inc. ......        8,800                   446,688
FirstMerit Corp. ................       14,700                   398,223
Greater Bay Bancorp .............        9,000                   257,220
Hibernia Corp. ..................       45,800                   814,782
Independence Community Bank Corp.       20,700                   471,132
Investors Financial Services
 Corp............................        6,000                   397,260
M&T Bank Corp. ..................       17,600                 1,282,160
Marshall & Ilsley Corp. .........       19,900                 1,259,272
Mercantile Bankshares Corp. .....       13,200                   568,128
National Commerce Financial Corp.       38,800                   981,640
North Fork Bancorp, Inc. ........       47,200                 1,509,928
Pacific Century Financial Corp. .       21,700                   561,813
Provident Financial Group, Inc. .       16,400                   430,992
Silicon Valley Bancshares + .....        8,600                   229,878
TCF Financial Corp. .............       14,800                   710,104
Westamerica Bancorporation ......        6,500                   257,205
Wilmington Trust Corp. ..........        5,800                   367,198
                                                             -----------
                                                              14,685,223
                                                             -----------
BEVERAGES - NON-ALCOHOLIC (0.4%)
PepsiAmericas, Inc. .............       45,600                   629,280
                                                             -----------
BIOTECHNOLOGY (2.9%)
Gilead Sciences, Inc. + .........       18,200               $ 1,196,104
IDEC Pharmaceuticals Corp. + ....       28,800                 1,985,184
Millennium Pharmaceuticals, Inc.
 +...............................       42,000                 1,029,420
Protein Design Labs, Inc. + .....       15,600                   511,680
                                                             -----------
                                                               4,722,388
                                                             -----------
BROADCASTING - TV, RADIO & CABLE (1.0%)
Emmis Communications Corp. -
 Class A + ......................        7,900                   186,756
Entercom Communications Corp. + .        8,200                   410,000
Hispanic Broadcasting Corp. + ...       18,100                   461,550
Westwood One, Inc. + ............       19,600                   588,980
                                                             -----------
                                                               1,647,286
                                                             -----------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.2%)
Powerwave Technologies, Inc. + ..       11,600                   200,448
Price Communications Corp. + ....        7,300                   139,357
                                                             -----------
                                                                 339,805
                                                             -----------
CHEMICALS (0.6%)
Airgas, Inc. + ..................       11,100                   167,832
Cabot Corp. .....................       11,900                   424,830
Lyondell Chemical Co. ...........       20,500                   293,765
Solutia, Inc. ...................       11,500                   161,230
                                                             -----------
                                                               1,047,657
                                                             -----------
CHEMICALS - DIVERSIFIED (0.1%)
Olin Corp. ......................        7,500                   121,050
                                                             -----------
CHEMICALS - SPECIALITY (1.2%)
Albemarle Corp. .................        5,100                   122,400
Crompton Corp. ..................       15,700                   141,300
Cytec Industries Inc. + .........        4,500                   121,500
Ferro Corp. .....................        3,700                    95,460
Fuller (H.B.) Co. ...............        5,500                   158,235
Lubrizol Corp. (The) ............        8,700                   305,283
Minerals Technologies Inc. ......        3,600                   167,904
RPM, Inc. .......................       16,900                   244,374
Schulman (A.), Inc. .............        5,200                    70,980
Valspar Corp. (The) .............       14,200                   562,320
                                                             -----------
                                                               1,989,756
                                                             -----------
COMMUNICATIONS EQUIPMENT (1.5%)
ADTRAN, Inc. + ..................        6,400                   163,328
Advanced Fibre Communications,
 Inc. + .........................       23,700                   418,779
CommScope, Inc. + ...............        9,500                   202,065
Harris Corp. ....................        6,900                   210,519
L-3 Communications Holdings, Inc. +      7,400                   666,000
Plantronics, Inc. + .............        7,500                   192,300
Polycom, Inc. + .................       14,700                   505,680
                                                             -----------
                                                               2,358,671
                                                             -----------
COMPUTERS - HARDWARE (0.2%)
McData Corp. + ..................       12,000                   294,000
                                                             -----------
COMPUTERS - NETWORKING (0.5%)
3Com Corp. + ....................       38,700                   246,906
Avocent Corp. + .................        8,500                   206,125
Enterasys Networks, Inc. ........       33,600                   297,360
                                                             -----------
                                                                 750,391
                                                             -----------


                     See Notes to Portfolio of Investments.

                                        NUMBER OF               MARKET
                                          SHARES                 VALUE
                                        ----------            ----------
COMPUTERS - PERIPHERALS (0.5%)
Infocus Corp. + .................        4,500                $   99,090
SanDisk Corp. + .................       24,400                   351,360
Storage Technology Corp. + ......       19,100                   394,797
                                                              ----------
                                                                 845,247
                                                              ----------
COMPUTERS SOFTWARE/SERVICES (5.1%)
Advent Software, Inc. + .........       11,900                   594,405
Affiliated Computer Services,
 Inc. + .........................       11,400                 1,209,882
Electronic Arts, Inc. + .........       26,100                 1,564,695
Internet Security Systems + .....        8,100                   259,686
Legato Systems, Inc. + ..........       15,200                   197,144
Macromedia, Inc. + ..............        9,900                   176,220
Macrovision Corp. + .............        8,400                   295,848
Mentor Graphics Corp. + .........       10,100                   238,057
Network Associates, Inc. + ......       26,200                   677,270
Rational Software Corp. + .......       36,800                   717,600
Retek Inc. + ....................        8,600                   256,882
RSA Security Inc. + .............        9,200                   160,632
Sybase, Inc. + ..................       16,700                   263,192
Symantec Corp. + ................       13,300                   882,189
Synopsys, Inc. + ................        6,600                   389,862
Titan Corp. (The) + .............       13,500                   336,825
Transaction Systems Architects,  Inc. +  7,000                    85,820
                                                              ----------
                                                               8,306,209
                                                              ----------
CONSUMER - JEWELRY/NOVELTIES (0.3%)
Blyth, Inc. .....................        9,100                   211,575
Lancaster Colony Corp. ..........        6,900                   245,019
                                                              ----------
                                                                 456,594
                                                              ----------
CONSUMER FINANCE (1.4%)
Americredit Corp. + .............       30,500                   962,275
Certegy Inc. + ..................       12,300                   420,906
PMI Group, Inc. (The) ...........       12,900                   864,429
                                                              ----------
                                                               2,247,610
                                                              ----------
CONTAINERS/PACKAGING - PAPER (0.5%)
Packaging Corp. of America + ....       17,900                   324,885
Sonoco Products Co. .............       16,380                   435,381
                                                              ----------
                                                                 760,266
                                                              ----------
DISTRIBUTORS - FOOD & HEALTH (0.3%)
Patterson Dental Co. + ..........       11,600                   474,788
                                                              ----------
ELECTRIC COMPANIES (5.9%)
Allete Inc. .....................       13,700                   345,240
Alliant Energy Corp. ............       16,300                   494,868
Black Hills Corp. ...............        4,800                   162,432
Cleco Corp. .....................       13,400                   294,398
Conectiv, Inc. ..................       32,525                   796,537
DPL Inc. ........................       23,500                   565,880
DQE, Inc. .......................        9,300                   176,049
Energy East Corp. ...............       19,600                   372,204
Great Plains Energy Inc. ........       10,700                   269,640
Hawaiian Electric Industries,
 Inc.............................       10,300                   414,884
IDACORP, Inc. ...................        6,700                   272,020
Montana Power Co. (The) + .......       28,800                   165,600
Northeast Utilities Corp. .......       27,200                $  479,536
NSTAR ...........................       10,000                   448,500
OGE Energy Corp. ................       13,200                   304,656
PNM Resources Inc. ..............       14,100                   394,095
Potomac Electric Power Co. ......       30,400                   686,128
Puget Energy, Inc. ..............       14,200                   310,838
SCANA Corp. .....................       19,000                   528,770
Sierra Pacific Resources ........       28,900                   434,945
UtiliCorp United Inc. ...........       42,500                 1,069,725
Western Resources, Inc. .........       11,600                   199,520
Wisconsin Energy Corp. ..........       19,900                   448,944
                                                              ----------
                                                               9,635,409
                                                              ----------
ELECTRICAL EQUIPMENT (1.2%)
Hubbell, Inc. ...................       11,300                   331,994
KEMET Corp. + ...................       15,500                   275,125
SPX Corp. + .....................        7,600                 1,040,440
Vishay Intertechnology, Inc. + ..       15,600                   304,200
                                                              ----------
                                                               1,951,759
                                                              ----------
ELECTRONICS - COMPONENT DIST. (1.2%)
Arrow Electronics, Inc. + .......       35,700                 1,067,430
Avnet, Inc. .....................       33,300                   848,151
                                                              ----------
                                                               1,915,581
                                                              ----------
ELECTRONICS - SEMICONDUCTORS (3.4%)
Atmel Corp. + ...................       47,600                   350,812
Cirrus Logic, Inc. + ............       14,000                   185,080
Cypress Semiconductor Corp. + ...       23,100                   460,383
DSP Group, Inc. + ...............        3,800                    88,388
Integrated Device Technology,
 Inc. + .........................       18,100                   481,279
International Rectifier Corp. + .       10,800                   376,704
Lattice Semiconductor Corp. + ...       20,900                   429,913
Micrel, Inc. + ..................       17,500                   459,025
Microchip Technology, Inc. + ....       25,200                   976,248
MIPS Technologies, Inc. + .......        4,200                    33,516
RF Micro Devices, Inc. + ........       29,600                   569,208
Semtech Corp. + .................       19,800                   706,662
TranSwitch Corp. + ..............       16,900                    76,050
TriQuint Semiconductor, Inc. + ..       21,900                   268,494
                                                              ----------
                                                               5,461,762
                                                              ----------
ENGINEERING & CONSTRUCTION (0.4%)
Dycom Industries, Inc. + ........        6,800                   113,628
Granite Construction, Inc. ......        7,000                   168,560
Jacobs Engineering Group, Inc. +         4,400                   290,400
                                                              ----------
                                                                 572,588
                                                              ----------
EQUIPMENT - SEMICONDUCTORS (0.9%)
Cabot Microelectronics Corp. + ..        4,100                   324,925
FEI Co. + .......................        4,700                   148,097
Lam Research Corp. + ............       36,200                   840,564
LTX Corporation + ...............        8,900                   186,366
                                                              ----------
                                                               1,499,952
                                                              ----------
FOODS (2.9%)
Dean Foods Co. + ................        6,731                   459,061


                     See Notes to Portfolio of Investments.

                                        NUMBER OF                MARKET
                                         SHARES                  VALUE
                                        ---------                ------
FOODS (CONTINUED)
Dole Food Co., Inc. .............       20,500                $  550,015
Hormel Foods Corp. ..............       39,500                 1,061,365
Interstate Bakeries Corp. .......        8,600                   207,948
J.M. Smucker Co. (The) ..........        4,000                   141,520
McCormick & Co., Inc. ...........       13,100                   549,807
Smithfields Foods, Inc. + .......       32,500                   716,300
Tootsie Roll Industries, Inc. ...        8,062                   315,063
Tyson Foods, Inc. ...............       65,555                   757,160
                                                              ----------
                                                               4,758,239
                                                              ----------
GAMING, LOTTERY, & PARI-MUTUEL (0.9%)
GTECH Holdings Corp. + ..........        9,600                   434,784
Mandaley Resort Group + .........       23,900                   511,460
Park Place Entertainment Corp. +        48,800                   447,496
                                                              ----------
                                                               1,393,740
                                                              ----------
HEALTH CARE - DRUGS (0.8%)
ICN Pharmaceuticals, Inc. .......       15,700                   525,950
Mylan Laboratories, Inc. ........       22,600                   847,500
                                                              ----------
                                                               1,373,450
                                                              ----------
HEALTH CARE - HOSPITAL MANAGEMENT (0.5%)
LifePoint Hospitals, Inc. + .....        6,100                   207,644
Triad Hospitals, Inc. + .........       13,300                   390,355
Universal Health Services, Inc. +        6,800                   290,904
                                                              ----------
                                                                 888,903
                                                              ----------
HEALTH CARE - MANAGED CARE (2.3%)
Express Scripts, Inc. + .........       14,200                   663,992
First Health Group Corp. + ......       10,000                   247,400
Health Net Inc. + ...............       44,700                   973,566
Oxford Health Plans, Inc. + .....       32,700                   985,578
PacifiCare Health Systems, Inc. +       10,000                   160,000
Trigon Healthcare, Inc. + .......        9,600                   666,720
                                                              ----------
                                                               3,697,256
                                                              ----------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.5%)
Apogent Technologies Inc. + .....       19,100                   492,780
Beckman Coulter, Inc. ...........        5,900                   261,370
Cytyc Corp. + ...................       11,800                   307,980
Dentsply International Inc. .....        9,400                   471,880
Edwards Lifesciences Corp. + ....       10,300                   284,589
Henry Schein, Inc. + ............        8,100                   299,943
STERIS Corp. + ..................       11,900                   217,413
VISX, Inc. + ....................       10,300                   136,475
                                                              ----------
                                                               2,472,430
                                                              ----------
HEALTH CARE - SPECIAL SERVICES (1.4%)
Apria Healthcare Group, Inc. + ..        8,700                   217,413
Covance, Inc. + .................       12,400                   281,480
Lincare Holdings Inc. + .........       20,300                   581,595
Omnicare, Inc. ..................       15,200                   378,176
Quest Diagnostics Inc. + ........       10,700                   767,297
                                                              ----------
                                                               2,225,961
                                                              ----------
HOMEBUILDING (0.8%)
Clayton Homes, Inc. .............       15,200                   259,920
Lennar Corp. ....................       23,500                $1,100,270
                                                              ----------
                                                               1,360,190
                                                              ----------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.3%)
Furniture Brands International, Inc. +  17,700                   566,754
                                                              ----------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.5%)
Church & Dwight Co., Inc. .......        6,600                   175,758
Dial Corp. ......................       16,000                   274,400
Energizer Holdings, Inc. + ......       17,700                   337,185
                                                              ----------
                                                                 787,343
                                                              ----------
INSURANCE - LIFE/HEALTH (0.7%)
Protective Life Corp. ...........       24,700                   714,571
StanCorp Financial Group, Inc. ..        9,900                   467,775
                                                              ----------
                                                               1,182,346
                                                              ----------
INSURANCE - MULTI-LINE (0.2%)
Leucadia National Corp. .........       10,500                   303,135
                                                              ----------
INSURANCE - PROPERTY/CASUALTY (2.5%)
Allmerica Financial Corp. .......       10,100                   449,955
American Financial Group, Inc. ..       11,500                   282,325
Fidelity National Financial, Inc.       30,200                   748,960
HCC Insurance Holdings, Inc. ....       10,800                   297,540
Ohio Casualty Corp. + ...........       10,500                   168,525
Old Republic International Corp.        34,200                   957,942
Radian Group Inc. ...............       17,500                   751,625
Unitrin, Inc. ...................       11,500                   454,480
                                                              ----------
                                                               4,111,352
                                                              ----------
INSURANCE BROKERS (0.3%)
Gallagher (Arthur J.) & Co. .....       16,200                   558,738
                                                              ----------
INVESTMENT BANKING/BROKERAGE (1.8%)
E*Trade Group,  Inc. + ..........       70,400                   721,600
Edwards (A.G.), Inc. ............       14,900                   658,133
LaBranche & Co, Inc. + ..........        9,700                   334,262
Legg Mason, Inc. ................       19,000                   949,620
Waddell & Reed Financial Inc. -
 Class A ........................        8,400                   270,480
                                                              ----------
                                                               2,934,095
                                                              ----------
INVESTMENT MANAGEMENT (0.8%)
Eaton Vance Corp. ...............       23,600                   838,980
Neuberger Berman ................       12,600                   553,140
                                                              ----------
                                                               1,392,120
                                                              ----------
INVESTMENT SERVICES (0.6%)
SEI Investments Co. .............       20,500                   924,755
                                                              ----------
LEISURE TIME - PRODUCTS (0.5%)
Callaway Golf Co. ...............        7,800                   149,370
International Speedway Corp. ....        8,700                   340,170
Six Flags, Inc. + ...............       15,900                   244,542
                                                              ----------
                                                                 734,082
                                                              ----------
MACHINERY - DIVERSIFIED (0.1%)
Kaydon Corp. ....................        3,900                    88,452
Tecumseh Products Co. - Class A .        2,500                   126,575
                                                              ----------
                                                                 215,027
                                                              ----------


                     See Notes to Portfolio of Investments.

                                        NUMBER OF                MARKET
                                         SHARES                  VALUE
                                        ---------                ------
MANUFACTURING - DIVERSIFIED (1.5%)
American Standard Companies, Inc.
 +...............................       13,300                $  907,459
Carlisle Co., Inc. ..............        5,700                   210,786
Harsco Corp. ....................        6,500                   222,950
Hillenbrand Industries, Inc. ....       11,400                   630,078
Pentair, Inc. ...................        9,000                   328,590
Stewart & Stevenson Services,
 Inc.............................        5,000                    94,050
Trinity Industries, Inc. ........        1,800                    48,906
                                                              ----------
                                                               2,442,819
                                                              ----------
MANUFACTURING - SPECIALIZED (1.4%)
Albany International Corp. -
 Class A ........................        9,814                   212,964
Diebold, Inc. ...................       12,300                   497,412
Donaldson Co., Inc. .............        7,200                   279,648
Federal Signal Corp. ............        8,200                   182,614
Flowserve Corp. + ...............        8,500                   226,185
Nordson Corp. ...................        5,900                   155,819
Teleflex, Inc. ..................        7,600                   359,556
York International Corp. ........        7,300                   278,349
                                                              ----------
                                                               2,192,547
                                                              ----------
METAL FABRICATORS (0.1%)
Kennametal, Inc. ................        5,300                   213,431
                                                              ----------
METALS MINING (0.1%)
Arch Coal, Inc. .................        8,600                   195,220
                                                              ----------
NATURAL GAS - DISTRIBUTION - PIPE LINE (1.5%)
AGL Resources, Inc. .............        9,400                   216,388
Equitable Resources, Inc. .......        6,400                   218,048
MDU Resources Group Inc. ........       11,700                   329,355
National Fuel Gas Co. ...........       15,400                   380,380
ONEOK, Inc. .....................       15,700                   280,088
Questar Corp. ...................       14,000                   350,700
Vectren Corp. ...................        7,600                   182,248
Western Gas Resources Inc. ......        5,500                   177,760
WGL Holdings Inc. ...............        9,200                   267,444
                                                              ----------
                                                               2,402,411
                                                              ----------
OFFICE EQUIPMENT & SUPPLIES (0.8%)
Herman Miller, Inc. .............       14,200                   335,972
Hon Industries Inc. .............       10,200                   282,030
Reynolds and Reynolds Co. (The) .       20,800                   504,400
Wallace Computer Services, Inc. .        9,600                   182,304
                                                              ----------
                                                               1,304,706
                                                              ----------
OIL & GAS - DRILLING & EQUIPMENT (1.0%)
Cooper Cameron Corp. + ..........        5,500                   221,980
ENSCO International Inc. ........       14,900                   370,265
Hanover Compressor Co. + ........        7,000                   176,820
Helmerich & Payne, Inc. .........        8,400                   280,392
Pride International, Inc. + .....       25,100                   379,010
Varco International, Inc. + .....       15,500                   232,190
                                                              ----------
                                                               1,660,657
                                                              ----------
OIL & GAS - EXPLORATION/PRODUCTION (1.3%)
Forest Oil Corp. + ..............        7,400                   208,754
Murphy Oil Corp. ................        8,500                   714,340
Noble Affiliates, Inc. ..........        9,100                   321,139
Ocean Energy, Inc. ..............       29,200                $  560,640
Pioneer Natural Resources Co. + .       17,500                   337,050
                                                              ----------
                                                               2,141,923
                                                              ----------
OIL & GAS - REFINING & MARKETING (1.2%)
Pennzoil-Quaker State Co. .......       12,146                   175,510
Ultramar Diamond Shamrock Corp. .       22,400                 1,108,352
Valero Energy Corp. .............       17,300                   659,476
                                                              ----------
                                                               1,943,338
                                                              ----------
PAPER & FOREST PRODUCTS (0.4%)
Glatfelter (P.H.) Co. ...........       10,500                   163,590
Longview Fibre Co. ..............        5,200                    61,412
Potlatch Corp. ..................        5,000                   146,600
Rayonier, Inc. ..................        5,300                   267,491
Wausau-Mosinee Paper Corp. ......        6,700                    81,070
                                                              ----------
                                                                 720,163
                                                              ----------
PERSONAL CARE (0.1%)
Perrigo Co. + ...................        8,200                    96,924
                                                              ----------
PHOTOGRAPHY/IMAGING (0.2%)
Imation Corp. + .................       12,200                   263,276
                                                              ----------
POWER PRODUCERS - INDEPENDENT (0.0%)
Covanta Energy Corp. + ..........       13,900                    62,828
                                                              ----------
PUBLISHING (0.4%)
Reader's Digest Association, Inc.
 (The)...........................       11,100                   256,188
Scholastic Corp. + ..............        6,800                   342,244
                                                              ----------
                                                                 598,432
                                                              ----------
PUBLISHING - NEWSPAPERS (1.3%)
Belo (A.H.) Corporation - Series  A     17,800                   333,750
Lee Enterprises, Inc. ...........       15,800                   574,646
Media General, Inc. .............        4,400                   219,252
Washington Post Co. .............        1,800                   954,000
                                                              ----------
                                                               2,081,648
                                                              ----------
RAILROADS (0.2%)
GATX Corp. ......................        8,000                   260,160
                                                              ----------
REIT DIVERSIFIED (0.4%)
Hospitality Properties Trust ....       12,000                   354,000
New Plan Excel Realty Trust .....       14,000                   266,700
                                                              ----------
                                                                 620,700
                                                              ----------
RESTAURANTS (1.0%)
Bob Evans Farms, Inc. ...........        6,200                   152,334
Brinker International, Inc. + ...       18,650                   555,024
CBRL Group, Inc. ................        9,500                   279,680
Outback Steakhouse, Inc. + ......       14,400                   493,200
Papa John's International, Inc. +        5,900                   162,132
                                                              ----------
                                                               1,642,370
                                                              ----------
RETAIL - COMPUTERS & ELECTRONICS (1.3%)
CDW Computer Centers, Inc. + ....       25,200                 1,353,492
Tech Data Corp. + ...............       18,800                   813,664
                                                              ----------
                                                               2,167,156
                                                              ----------
RETAIL - DEPARTMENT STORES (0.3%)
Neiman Marcus Group, Inc. (The) -
 Class A + ......................        8,000                   248,560


                     See Notes to Portfolio of Investments.

                                        NUMBER OF                MARKET
                                         SHARES                  VALUE
                                        ---------                ------
RETAIL - DEPARTMENT STORES (CONTINUED)
Saks Inc. + .....................       22,800                $  212,952
                                                              ----------
                                                                 461,512
                                                              ----------
RETAIL - DISCOUNTERS (0.6%)
Dollar Tree Stores, Inc. + ......       18,300                   565,653
Ross Stores, Inc. ...............       13,600                   436,288
                                                              ----------
                                                               1,001,941
                                                              ----------
RETAIL - GENERAL MERCHANDISE CHAINS (0.2%)
BJ's Wholesale Club, Inc. + .....        8,100                   357,210
                                                              ----------
RETAIL - HOME SHOPPING (0.2%)
Lands' End, Inc. + ..............        5,700                   285,912
                                                              ----------
RETAIL - SPECIALITY (1.0%)
Barnes & Noble, Inc. + ..........        7,500                   222,000
Borders Group, Inc. + ...........       13,200                   261,888
Claire's Stores, Inc. ...........       12,800                   193,280
Payless ShoeSource, Inc. + ......        2,100                   117,915
Williams-Sonoma, Inc. + .........       20,700                   888,030
                                                              ----------
                                                               1,683,113
                                                              ----------
RETAIL SPECIALITY - APPAREL (0.4%)
Abercrombie & Fitch Co. - Class
  A + ...........................       19,000                   504,070
American Eagle Outfitters, Inc. +        8,000                   209,360
                                                              ----------
                                                                 713,430
                                                              ----------
RETAIL STORES - DRUG STORE (0.1%)
Longs Drug Stores Corp. .........        6,200                   144,956
                                                              ----------
RETAIL STORES - FOOD CHAINS (0.1%)
Ruddick Corp. ...................       14,700                   235,053
                                                              ----------
SAVINGS & LOAN COMPANIES (4.4%)
Astoria Financial Corp. .........       27,000                   714,420
Dime Bancorp, Inc. ..............       34,200                 1,233,936
Golden State Bancorp, Inc. ......       39,100                 1,022,465
GreenPoint Financial Corp. ......       35,000                 1,251,250
Indymac Mortgage Holdings, Inc. +       19,600                   458,248
New York Community Bancorp, Inc.        29,300                   670,091
Roslyn Bancorp, Inc. ............       17,100                   299,250
Sovereign Bancorp, Inc. .........       89,300                 1,093,032
Webster Financial Corp. .........       14,300                   450,879
                                                              ----------
                                                               7,193,571
                                                              ----------
SERVICES - ADVERTISING/MARKETING (1.0%)
Acxiom Corp. + ..................        9,400                   164,218
Catalina Marketing Corp. + ......       10,300                   357,410
Harte-Hanks, Inc. ...............       18,500                   521,145
Metris Companies, Inc. ..........       20,100                   516,771
                                                              ----------
                                                               1,559,544
                                                              ----------
SERVICES - COMMERCIAL & CONSUMER (2.7%)
Apollo Group, Inc. + ............       20,700                   931,707
ChoicePoint Inc. + ..............       11,700                   593,073
Dun & Bradstreet Corp. + ........       22,400                   790,720
Education Management Corp. + ....        5,300                   192,125
NCO Group, Inc. + ...............        6,000                   137,400
Pittston Brink's Group ..........        8,300                   183,430
Rollins, Inc. ...................        3,900                    78,000
Sotheby's Holdings, Inc. + ......        6,300                   104,643
Sylvan Learning Systems, Inc. + .        5,400                $  119,178
United Rentals, Inc. + ..........       21,200                   481,240
Viad Corp. ......................       30,800                   729,344
                                                              ----------
                                                               4,340,860
                                                              ----------
SERVICES - COMPUTER SYSTEMS (1.8%)
Gartner Group, Inc. + ...........       15,100                   169,120
Investment Technology Group, Inc.
 +...............................       13,900                   543,073
Keane, Inc. + ...................       26,400                   475,992
SunGard Data Systems Inc. + .....       53,000                 1,533,290
Sykes Enterprises, Inc. + .......       15,400                   143,836
                                                              ----------
                                                               2,865,311
                                                              ----------
SERVICES - DATA PROCESSING (1.8%)
BISYS Group, Inc. (The) + .......       10,800                   691,092
Ceridian Corp. + ................       25,200                   472,500
CheckFree Corp. + ...............       12,900                   232,200
CSG Systems International, Inc. +        9,700                   392,365
DST Systems, Inc. + .............       21,900                 1,091,715
                                                              ----------
                                                               2,879,872
                                                              ----------
SERVICES - EMPLOYMENT (0.5%)
Kelly Services, Inc. ............        4,300                    94,127
Korn/Ferry International + ......        5,000                    53,250
Manpower, Inc. ..................       13,800                   465,198
Modis Professional Services, Inc. +     32,500                   232,050
                                                              ----------
                                                                 844,625
                                                              ----------
SHIPPING (0.3%)
Alexander & Baldwin, Inc. .......        7,700                   205,590
Overseas Shipholding Group, Inc.        12,200                   274,500
                                                              ----------
                                                                 480,090
                                                              ----------
SPECIALITY PRINTING (0.4%)
Banta Corp. .....................        9,200                   271,584
Valassis Communications, Inc. + .        9,500                   338,390
                                                              ----------
                                                                 609,974
                                                              ----------
STEEL (0.2%)
AK Steel Holding Corp. ..........       20,000                   227,600
Carpenter Technology Corp. ......        2,500                    66,550
UCAR International, Inc. + ......        5,800                    62,060
                                                              ----------
                                                                 356,210
                                                              ----------
TELEPHONE (0.4%)
Telephone & Data Systems, Inc. ..        6,700                   601,325
                                                              ----------
TEXTILES - HOME FURNISHINGS (0.3%)
Mohawk Industries, Inc. + .......        9,500                   521,360
                                                              ----------
TEXTILES - SPECIALITY (0.5%)
Coach Inc. + ....................       15,800                   615,884
Unifi, Inc. + ...................       16,100                   116,725
                                                              ----------
                                                                 732,609
                                                              ----------
TOBACCO (1.2%)
R.J. Reynolds Tobacco Holdings, Inc.    35,000                 1,970,500
                                                              ----------
TRUCKERS (0.3%)
CNF Inc. ........................        9,400                   315,370


                     See Notes to Portfolio of Investments.

                                    NUMBER OF                 MARKET
                                     SHARES                   VALUE
                                    ---------                 ------
TRUCKERS (CONTINUED)
J.B. Hunt Transport Services,
  Inc. +                                 6,300              $    146,160
                                                            ------------
                                                                 461,530
                                                            ------------
WASTE MANAGEMENT (0.4%)
Republic Services Inc. - Class A +      32,200                   643,034
                                                            ------------
WATER UTILITIES (0.5%)
American Water Works Co., Inc. ..       18,000                   751,500
                                                            ------------
TOTAL COMMON STOCKS (COST $146,377,783)                      153,570,980
                                                            ------------
WARRANTS (0.0%)
Dime Bancorp, Inc. + ............       14,200                     2,130
                                                            ------------
TOTAL WARRANTS (COST $4,411)                                       2,130
                                                            ------------
                                    PRINCIPAL
                                     AMOUNT
                                    ---------
SHORT-TERM INVESTMENTS (8.4%)
Federal Home Loan Bank, 1.47%,
 01/02/02........................   $9,707,000                 9,707,000
Federal Home Loan Mortgage Corp.,
 1.80%, 01/09/02 ................    4,000,000                 3,998,600
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $13,705,600)                                           13,705,600
                                                            ------------
TOTAL INVESTMENTS (COST $160,087,794)(A)                     167,278,710
OTHER ASSETS LESS LIABILITIES                                 (4,785,439)
                                                            ------------
TOTAL NET ASSETS                                            $162,493,271
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $167,031,004. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains................................          $  7,012,507
Unrealized losses...............................           (6,764,801)
                                                          ------------
 Net unrealized gain............................          $    247,706
                                                          ============

+ Non-income producing security.
REIT - Real Estate Investment Trust
Category percentages are based on net assets.


                        See Notes to Financial Statements

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
INDEX PLUS SMALL CAP


                                              NUMBER OF         MARKET
                                               SHARES           VALUE
                                              ---------         ------
COMMON STOCKS (98.7%)
AEROSPACE/DEFENSE (0.9%)
AAR Corp. ................................     2,800          $   25,228
Alliant Techsystems Inc. + ...............     3,400             262,480
BE Aerospace, Inc. + .....................     5,100              46,767
Teledyne Technologies Inc. + .............     2,900              47,241
Triumph Group, Inc. + ....................     1,400              45,500
                                                              ----------
                                                                 427,216
                                                              ----------
AGRICULTURE (0.7%)
Corn Products International, Inc. ........     4,400             155,100
Delta and Pine Land Co. ..................     5,400             122,202
DIMON Inc. ...............................     7,300              52,560
                                                              ----------
                                                                 329,862
                                                              ----------
AIRLINES (0.7%)
Atlantic Coast Airlines Holdings, Inc. + .     5,500             128,095
Frontier Airlines, Inc. + ................     2,600              44,200
Mesa Air Group, Inc. + ...................     3,100              23,312
Midwest Express Holdings, Inc. + .........     1,200              17,520
SkyWest, Inc. ............................     5,400             137,430
                                                              ----------
                                                                 350,557
                                                              ----------
ALUMINUM (0.1%)
Century Aluminum Co. .....................     2,600              34,736
Commonwealth Industries, Inc. ............     1,800               8,460
IMCO Recycling, Inc. + ...................     3,300              23,595
                                                              ----------
                                                                  66,791
                                                              ----------
AUTO PARTS & EQUIPMENT (0.4%)
Applied Industrial Technologies, Inc. ....     2,100              39,165
Midas, Inc. ..............................     2,300              26,450
Standard Motor Products, Inc. ............     1,900              26,410
TBC Corp. + ..............................     3,000              40,170
Tower Automotive, Inc. + .................     5,100              46,053
                                                              ----------
                                                                 178,248
                                                              ----------
BANKS - REGIONAL (5.9%)
American Financial Holdings, Inc. ........     2,800              71,148
Boston Private Financial Holdings Inc. ...     2,600              57,382
Chittenden Corp. .........................     4,000             110,400
Commerce Bancorp, Inc. ...................     8,232             323,847
Commercial Federal Corp. .................     6,400             150,400
Community First Bankshares, Inc. .........     5,100             131,019
Cullen/Frost Bankers, Inc. ...............     6,500             200,720
Dime Community Bancshares ................     2,600              72,956
East West Bancorp, Inc. ..................     2,700              69,525
First BanCorp ............................     3,600             102,600
First Midwest Bancorp, Inc. ..............     6,162             179,869
First Republic Bank + ....................     2,000              48,300
GBC Bancorp ..............................     1,500              44,250
Hudson United Bancorp ....................     5,900             169,330
Provident Bankshares Corp. ...............     3,289              79,923
Riggs National Corp. .....................     3,200              44,704
South Financial Group, Inc. (The) ........     5,500              97,625
Southwest Bancorporation of Texas, Inc. +      4,100          $  124,107
Sterling Bancshares, Inc, ................     5,200              65,104
Susquehanna Bancshares, Inc. .............     5,350             111,547
TrustCo Bank Corp. NY ....................     9,448             118,761
UCBH Holdings, Inc. ......................     2,800              79,632
United Bankshares, Inc. ..................     5,700             164,502
Whitney Holdings Corp. ...................     3,300             144,705
                                                              ----------
                                                               2,762,356
                                                              ----------
BEVERAGES - ALCOHOLIC (0.5%)
Constellation Brands, Inc. + .............     5,600             239,960
                                                              ----------
BEVERAGES - NON-ALCOHOLIC (0.1%)
Coca-Cola Bottling Co. Consolidated ......     1,000              37,860
                                                              ----------
BIOTECHNOLOGY (2.5%)
Advanced Tissue Sciences, Inc. + .........     5,900              25,724
ArQule, Inc. + ...........................     1,800              30,600
Bio-Technology General Corp. + ...........     6,000              49,380
Cephalon, Inc. + .........................     6,900             521,536
Enzo Biochem, Inc. + .....................     3,785              88,948
IDEXX Laboratories, Inc. + ...............     4,400             125,444
Organogenesis Inc. + .....................     3,400              16,320
Regeneron Pharmaceuticals + ..............     5,400             152,064
Techne Corp. + ...........................     5,200             191,620
                                                              ----------
                                                               1,201,636
                                                              ----------
BUILDING MATERIALS GROUP (0.7%)
Apogee Enterprises, Inc. .................     3,800              60,116
Elcor Corp. ..............................     2,600              72,254
Lennox International Inc. ................     7,402              71,799
Simpson Manufacturing Co., Inc. + ........     1,400              80,220
Universal Forest Products, Inc. ..........     2,700              56,511
                                                              ----------
                                                                 340,900
                                                              ----------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.2%)
Boston Communications Group, Inc. + ......     1,600              18,160
Metro One Telecom + ......................     3,150              95,288
                                                              ----------
                                                                 113,448
                                                              ----------
CHEMICALS (0.2%)
ChemFirst Inc. ...........................     2,000              47,940
Georgia Gulf Corp. .......................     3,700              68,450
                                                              ----------
                                                                 116,390
                                                              ----------
CHEMICALS - DIVERSIFIED (0.0%)
Penford Corp. ............................       200               2,490
                                                              ----------
CHEMICALS - SPECIALITY (1.4%)
Arch Chemicals, Inc. .....................     3,100              71,920
Cambrex Corp. ............................     3,200             139,520
MacDermid, Inc. ..........................     3,500              59,325
Material Sciences Corp. + ................     1,500              15,180
OM Group, Inc. ...........................     3,100             205,189
Omnova Solutions Inc. ....................     4,700              31,960
PolyOne Corp. ............................    13,000             127,400
Quaker Chemical Corp. ....................       700              14,420
                                                              ----------
                                                                 664,914
                                                              ----------


                     See Notes to Portfolio of Investments.

                                              NUMBER OF         MARKET
                                               SHARES           VALUE
                                              ---------         ------
COMMUNICATIONS EQUIPMENT (1.5%)
Allen Telecom Inc. + .....................     2,700          $   22,950
Anixter International, Inc. + ............     5,100             147,951
Audiovox Corp. + .........................     1,900              14,174
Bel Fuse Inc. - Class B ..................     1,400              35,070
Brooktrout Technology, Inc. + ............     2,200              14,300
Cable Design Technologies, Inc. + ........     5,825              79,686
Davox Corp. + ............................     1,500              14,505
DMC Stratex Networks, Inc. + .............     8,400              65,352
Harmonic Inc. + ..........................     7,600              91,352
Inter-Tel, Inc. ..........................     3,700              71,114
Proxim, Inc. + ...........................     2,300              22,816
SBS Technologies Corp. + .................     1,500              21,855
Symmetricom, Inc. + ......................     2,000              15,220
Tollgrade Communications, Inc. + .........     1,500              50,025
ViaSat, Inc. + ...........................     3,200              49,920
                                                              ----------
                                                                 716,290
                                                              ----------
COMPUTERS - NETWORKING (0.0%)
Digi International, Inc. + ...............     1,700              10,829
                                                              ----------
COMPUTERS - PERIPHERALS (0.7%)
Hutchinson Technology Inc. + .............     3,400              78,948
MICROS Systems, Inc. + ...................     2,400              60,240
NYFIX, Inc. + ............................     2,500              50,050
Rainbow Technologies, Inc. + .............     2,700              19,980
Read-Rite Corp. + ........................    14,600              96,506
                                                              ----------
                                                                 305,724
                                                              ----------
COMPUTERS SOFTWARE/SERVICES (4.4%)
American Management Systems, Inc. + ......     5,200              94,016
Aspen Technology, Inc. + .................     2,800              47,040
Avant! Corp. + ...........................     5,000             102,450
Avid Technology, Inc. + ..................     3,100              37,665
Aware, Inc. + ............................     2,200              18,260
BARRA, Inc. + ............................     2,750             129,497
Catapult Communications Corp. + ..........     1,600              41,696
Concord Communications, Inc. + ...........     3,000              61,950
Dendrite International, Inc. + ...........     4,600              64,538
Fair Isaac & Co., Inc. ...................     2,850             179,607
FileNET Corp. + ..........................     4,500              91,305
HNC Software Inc. + ......................     3,600              74,160
Hyperion Solutions Corp. + ...............     4,500              89,370
Kronos, Inc. + ...........................     2,525             122,160
Manhattan Associates, Inc. + .............     3,800             110,770
MapInfo Corp. + ..........................     1,100              17,259
MRO Software, Inc. + .....................     2,900              67,802
Netegrity, Inc. + ........................     4,400              85,184
PC-Tel, Inc. + ...........................     1,700              16,507
Phoenix Technologies Ltd. + ..............     2,800              32,592
Progress Software Corp. + ................     5,000              86,400
QRS Corp. + ..............................     1,900              26,790
Radiant Systems, Inc. + ..................     2,500              28,750
RadiSys Corp. + ..........................     1,500              29,490
Roxio, Inc. + ............................     1,400          $   23,170
SCM Microsystems Inc. + ..................     1,500              21,960
SPSS  Inc. + .............................     1,300              23,075
Systems & Computer Technology Corp. + ....     3,600              37,224
Take-Two Interactive Software + ..........     4,100              66,297
THQ Inc. + ...............................     3,100             150,257
Verity, Inc. + ...........................     4,600              93,150
ZixIt Corp. + ............................     1,500               7,590
                                                              ----------
                                                               2,077,981
                                                              ----------
CONSTRUCTION (0.5%)
Florida Rock Industries, Inc. ............     3,850             140,833
Texas Industries, Inc. ...................     2,700              99,630
                                                              ----------
                                                                 240,463
                                                              ----------
CONSUMER - JEWELRY/NOVELTIES (0.6%)
Action Performance Companies, Inc. + .....     2,600              79,586
Cross (A.T.) Co. + .......................     2,000              11,800
Department 56, Inc. + ....................     1,900              16,340
Enesco Group, Inc. + .....................     1,400               8,820
Fossil, Inc. + ...........................     4,100              86,100
Franklin Covey Co. + .....................     1,900              11,457
Russ Berrie & Co., Inc. ..................     2,700              81,000
                                                              ----------
                                                                 295,103
                                                              ----------
CONSUMER FINANCE (0.1%)
Cash America International, Inc. .........     4,500              38,250
                                                              ----------
CONTAINERS/PACKAGING - PAPER (0.1%)
Chesapeake Corp. .........................     1,800              50,058
                                                              ----------
DISTRIBUTORS - FOOD & HEALTH (1.5%)
Fleming Companies, Inc. ..................     5,900             109,150
Nash-Finch Co. ...........................     1,500              46,650
Owens & Minor, Inc. ......................     4,700              86,950
Performance Food Group Co. + .............     5,500             193,435
Priority Healthcare Corp. - Class B + ....     5,708             200,865
United Natural Foods, Inc. + .............     2,000              50,000
                                                              ----------
                                                                 687,050
                                                              ----------
ELECTRIC COMPANIES (1.5%)
Avista Corp. .............................     5,200              68,952
Central Vermont Public Service Corp. .....     1,600              26,720
CH Energy Group, Inc. ....................     2,200              95,634
El Paso Electric Co. + ...................     6,400              92,800
Green Mountain Power Corp. ...............       500               9,325
Northwestern Corp. .......................     3,500              73,675
RGS Energy Group Inc. ....................     4,300             161,680
UIL Holdings Corp. .......................     2,000             102,600
Unisource Energy Corp. ...................     4,900              89,131
                                                              ----------
                                                                 720,517
                                                              ----------
ELECTRICAL EQUIPMENT (3.3%)
Acuity Brands Inc. + .....................     4,700              56,870
Artesyn Technologies, Inc. + .............     3,400              31,654
Baldor Electric Co. ......................     4,500              94,050
BEI Technologies Inc. ....................     1,500              26,160


                     See Notes to Portfolio of Investments.

                                              NUMBER OF         MARKET
                                               SHARES           VALUE
                                              ---------         ------
ELECTRICAL EQUIPMENT (CONTINUED)
Belden, Inc. .............................     3,100          $   73,005
Benchmark Electronics, Inc. + ............     2,800              53,088
Black Box Corp. + ........................     2,500             132,200
C&D Technologies, Inc. ...................     3,300              75,405
C-COR.net Corp. + ........................     3,600              52,452
Checkpoint Systems, Inc. + ...............     4,500              60,300
Cohu, Inc. ...............................     2,900              57,275
Electro Scientific Industries, Inc. + ....     3,600             108,036
Harman International Industries ..........     4,000             180,400
Itron, Inc. + ............................     2,500              75,750
Magnetek, Inc. + .........................     1,800              16,218
Park Electrochemical Corp. ...............     1,700              44,880
Smith (A.O.) Corp. .......................     2,950              57,525
Stratos Lightwave Inc. + .................     5,900              36,285
Technitrol, Inc. .........................     4,600             127,052
Three-Five Systems, Inc. + ...............     3,100              49,321
Vicor Corp. + ............................     6,100              98,820
Watsco, Inc. .............................     3,500              49,700
                                                              ----------
                                                               1,556,446
                                                              ----------
ELECTRONICS - COMPONENT DIST. (0.2%)
Pioneer Standard Electronics Corp. .......     3,300              41,910
Rogers Corp. + ...........................     2,200              66,660
                                                              ----------
                                                                 108,570
                                                              ----------
ELECTRONICS - DEFENSE (0.6%)
Aeroflex Inc. + ..........................     7,500             141,975
Mercury Computer Systems, Inc. + .........     3,100             121,241
                                                              ----------
                                                                 263,216
                                                              ----------
ELECTRONICS - INSTRUMENTS (1.1%)
Alpha Industries, Inc. + .................     5,500             119,900
Analogic Corp. ...........................     2,000              77,020
AstroPower, Inc. + .......................     1,200              48,516
Coherent, Inc. + .........................     2,900              89,668
Keithley Instruments, Inc. ...............     1,500              25,350
Methode Electronics, Inc. ................     3,900              31,200
Photon Dynamics, Inc. + ..................     1,400              63,910
Trimble Navigation Ltd. + ................     2,900              47,009
X-Rite, Inc. .............................     2,600              22,126
                                                              ----------
                                                                 524,699
                                                              ----------
ELECTRONICS - SEMICONDUCTORS (2.2%)
Actel Corp. + ............................     3,000              59,730
Adaptec, Inc. ............................    13,000             188,500
Alliance Semiconductor Corp. + ...........     3,900              47,112
AXT, Inc. + ..............................     1,900              27,417
Elantec Semiconductor, Inc. + ............     2,300              88,320
ESS Technology, Inc. .....................     5,800             123,308
Exar Corp. + .............................     5,200             108,420
Kopin Corp. + ............................     8,200             114,800
Microsemi Corp. + ........................     3,900             115,830
Pericom Semiconductor Corp. + ............     2,300              33,350
Power Integrations, Inc. + ...............     3,800              86,792
Standard Microsystems Corp. + ............     1,100          $   17,072
Supertex, Inc. + .........................     1,200              21,012
                                                              ----------
                                                               1,031,663
                                                              ----------
ENGINEERING & CONSTRUCTION (0.7%)
Butler Manufacturing Co. .................       700              19,390
EMCOR Group Inc. + .......................     1,900              86,260
Foster Wheeler Ltd. ......................     5,200              26,520
Shaw Group, Inc. + .......................     5,200             122,200
URS Corp. + ..............................     1,900              52,079
                                                              ----------
                                                                 306,449
                                                              ----------
EQUIPMENT - SEMICONDUCTORS (2.6%)
Advanced Energy Industries, Inc. + .......     4,300             114,552
ATMI, Inc. + .............................     4,300             102,555
Axcelis Technologies, Inc. + .............    12,200             157,258
Brooks Automation, Inc. + ................     2,500             101,675
Cymer, Inc. + ............................     3,900             104,247
DuPont Photomasks, Inc. + ................     2,300              99,935
Electroglas, Inc. + ......................     1,800              26,586
Helix Technology Corp. ...................     2,000              45,100
Kulicke & Soffa Industries, Inc. + .......     6,800             116,620
Phototronics, Inc. + .....................     3,800             119,130
Rudolph Technologies, Inc. + .............     1,500              51,480
Therma-Wave Inc. + .......................     2,100              31,332
Ultratech Stepper, Inc. + ................     2,000              33,040
Varian Semiconductor Equipment Associates,
 Inc. +...................................     4,000             138,360
                                                              ----------
                                                               1,241,870
                                                              ----------
FINANCIAL - DIVERSIFIED (0.2%)
Financial Federal Corp. + ................     2,200              68,750
Mutual Risk Management Ltd. ..............     4,200              30,660
                                                              ----------
                                                                  99,410
                                                              ----------
FOODS (0.8%)
American Italian Pasta Co. - Class A + ...     2,300              96,669
Hain Celestial Group, Inc. + .............     4,600             126,316
International Multifoods Corp. + .........     2,600              62,140
J&J Snack Foods Corp. + ..................     1,100              26,895
Ralcorp Holdings, Inc. + .................     3,700              83,990
                                                              ----------
                                                                 396,010
                                                              ----------
FOOTWEAR (0.4%)
Brown Shoe Co., Inc. .....................     2,000              32,480
K-Swiss Inc. .............................     1,600              53,200
Stride Rite Corp. ........................     4,000              26,200
Wolverine World Wide, Inc. ...............     5,900              88,795
                                                              ----------
                                                                 200,675
                                                              ----------
GAMING, LOTTERY, & PARI-MUTUEL (0.6%)
Argosy Gaming Co. + ......................     4,000             130,080
Aztar Corp. + ............................     4,900              89,670
Pinnacle Entertainment, Inc. + ...........     2,500              15,075
WMS Industries, Inc. + ...................     2,900              58,000
                                                              ----------
                                                                 292,825
                                                              ----------
GOLD/PRECIOUS METALS MINING (0.1%)
Stillwater Mining Co. + ..................     3,400              62,900
                                                              ----------


                     See Notes to Portfolio of Investments.

                                              NUMBER OF         MARKET
                                               SHARES           VALUE
                                              ---------         ------
HARDWARE & TOOLS (0.6%)
Scotts Co. (The) + .......................     3,600          $  171,360
Toro Co. .................................     1,800              81,000
WD-40 Co. ................................     1,800              47,970
                                                              ----------
                                                                 300,330
                                                              ----------
HEALTH CARE - DIVERSIFIED (0.1%)
Sierra Health Services, Inc. + ...........     3,700              29,970
                                                              ----------
HEALTH CARE - DRUGS (1.0%)
Alpharma Inc. - Class A ..................     5,700             150,765
Medicis Pharmaceutical Corp. + ...........     3,900             251,901
MGI Pharma, Inc. + .......................     2,300              35,144
Noven Pharmaceuticals, Inc. + ............     2,800              49,700
                                                              ----------
                                                                 487,510
                                                              ----------
HEALTH CARE - HOSPITAL MANAGEMENT (0.3%)
Province Healthcare Co. + ................     4,200             129,612
                                                              ----------
HEALTH CARE - MANAGED CARE (0.9%)
Coventry Health Care, Inc. + .............     8,300             165,585
Mid Atlantic Medical Services, Inc. + ....     6,700             152,090
US Oncology, Inc. + ......................    11,800              88,972
                                                              ----------
                                                                 406,647
                                                              ----------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (4.4%)
Arthrocare Corp. + .......................     2,800              50,204
CONMED Corp. + ...........................     3,250              64,870
Cooper Companies, Inc. ...................     2,000              99,960
Cygnus, Inc. + ...........................     3,800              19,950
Datascope Corp. ..........................     1,900              64,448
Diagnostic Products Corp. ................     3,700             162,615
Haemonetics Corp. + ......................     3,500             118,720
Hologic, Inc. + ..........................     1,800              16,722
INAMED Corp. + ...........................     2,700              81,189
Invacare Corp. ...........................     3,900             131,469
Mentor Corp. .............................     3,400              97,104
PolyMedica Corp. + .......................     1,400              23,240
ResMed Inc. + ............................     4,100             221,072
Respironics, Inc. + ......................     3,800             131,632
Sola International, Inc. + ...............     3,100              60,140
Spacelabs Medical, Inc. + ................     1,200              14,580
SURMODICS Inc. + .........................     1,700              61,982
Sybron Dental Specialties, Inc. + ........     5,200             112,216
Syncor International Corp. + .............     3,200              91,648
Theragenics Corp. + ......................     3,600              35,496
Varian Medical Systems, Inc. + ...........     4,300             306,418
Viasys Healthcare, Inc. + ................     3,600              72,756
Vital Signs, Inc. ........................     1,500              52,350
                                                              ----------
                                                               2,090,781
                                                              ----------
HEALTH CARE - SPECIAL SERVICES (3.6%)
Accredo Health Inc. + ....................     3,350             132,995
AdvancePCS + .............................    12,600             369,810
CryoLife, Inc. + .........................     2,050              61,500
Curative Health Services, Inc. + .........     1,400              18,900
Hooper Holmes, Inc. ......................     7,400              66,230
IMPATH Inc. + ............................     2,100          $   93,471
MAXIMUS, Inc. + ..........................     3,100             130,386
Orthodontic Centers of America, Inc. + ...     6,200             189,100
PAREXEL International Corp. + ............     3,300              47,355
Pediatrix Medical Group, Inc. + ..........     3,600             122,112
Pharmaceutical Product Development, Inc. +     6,400             206,784
RehabCare Group, Inc. + ..................     1,500              44,400
Renal Care Group, Inc. + .................     6,250             200,625
                                                              ----------
                                                               1,683,668
                                                              ----------
HOMEBUILDING (2.5%)
Champion Enterprises, Inc. + .............     7,500              92,325
D.R. Horton, Inc. ........................     9,582             311,032
Fleetwood Enterprises, Inc. ..............     4,400              49,852
MDC Holdings, Inc. .......................     3,591             135,704
NVR, Inc. + ..............................     1,100             224,400
Ryland Group, Inc. .......................     1,900             139,080
Skyline Corp. ............................     1,000              32,250
Standard Pacific Corp. ...................     2,700              65,664
Toll Brothers, Inc. + ....................     3,300             144,870
                                                              ----------
                                                               1,195,177
                                                              ----------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.8%)
Bassett Furniture Industries, Inc. .......     1,300              18,213
Ethan Allen Interiors, Inc. ..............     4,850             201,712
La-Z-Boy, Inc. ...........................     7,900             172,378
                                                              ----------
                                                                 392,303
                                                              ----------
HOUSEWARES (0.3%)
Applica Inc. + ...........................     3,200              28,832
Libbey Inc. ..............................     1,400              45,710
National Presto Industries, Inc. .........       600              16,650
Royal Appliance Manufacturing Co. + ......     1,500               7,485
Salton, Inc. + ...........................     1,200              22,656
                                                              ----------
                                                                 121,333
                                                              ----------
INSURANCE - LIFE/HEALTH (0.4%)
Delphi Financial Group, Inc. .............     2,634              87,712
Presidential Life Corp. ..................     4,000              82,240
                                                              ----------
                                                                 169,952
                                                              ----------
INSURANCE - PROPERTY/CASUALTY (1.5%)
First American Corp. .....................     8,600             161,164
Fremont General Corp. ....................     9,000              70,380
LandAmerica Financial Group, Inc. ........     2,500              71,750
Philadelphia Consolidated Holding Corp. +      2,700             101,817
RLI Corp. ................................     1,400              63,000
SCPIE Holdings Inc. ......................     1,300              38,025
Selective Insurance Group, Inc. ..........     3,400              73,882
Stewart Information Services Corp. + .....     2,800              55,300
Trenwick Group Inc. ......................     3,300              33,561
Zenith National Insurance ................     2,100              58,674
                                                              ----------
                                                                 727,553
                                                              ----------
INSURANCE BROKERS (0.2%)
Hilb, Rogal and Hamilton Co. .............     1,800             100,890
                                                              ----------


                     See Notes to Portfolio of Investments.

                                              NUMBER OF         MARKET
                                               SHARES           VALUE
                                              ---------         ------
INVESTMENT BANKING/BROKERAGE (0.9%)
Jefferies Group, Inc. ....................     3,100          $  131,161
Raymond James Financial, Inc. ............     6,000             213,120
SWS Group, Inc. ..........................     2,440              62,098
                                                              ----------
                                                                 406,379
                                                              ----------
LEISURE TIME - PRODUCTS (1.8%)
Arctic Cat, Inc. .........................     3,400              57,800
Bally Total Fitness Holding Corp. + ......     2,500              53,900
Coachmen Industries, Inc. ................     1,500              18,000
Huffy Corp. + ............................     1,600              10,240
JAKKS Pacific, Inc. + ....................     2,600              49,270
K2 Inc. + ................................     1,900              13,699
Midway Games, Inc. + .....................     6,100              91,561
Monaco Coach Corp. + .....................     3,850              84,200
Polaris Industries, Inc. .................     2,900             167,475
SCP Pool Corp. + .........................     3,425              94,016
Sturm, Ruger & Co., Inc. .................     3,000              35,940
Thor Industries, Inc. ....................     2,000              74,100
Winnebago Industries, Inc. ...............     3,100             114,514
                                                              ----------
                                                                 864,715
                                                              ----------
LODGING - HOTELS (0.2%)
Marcus Corp. .............................     4,300              60,845
Prime Hospitality Corp. + ................     4,000              44,200
                                                              ----------
                                                                 105,045
                                                              ----------
MACHINERY - DIVERSIFIED (0.7%)
Gardner Denver Machinery, Inc. + .........     1,800              40,176
Manitowoc Co., Inc. (The) ................     3,150              97,965
Milacron, Inc. ...........................     3,000              47,430
Timken Co. ...............................     7,400             119,732
                                                              ----------
                                                                 305,303
                                                              ----------
MANUFACTURING - DIVERSIFIED (2.5%)
Barnes Group, Inc. .......................     2,100              50,379
CLARCOR, Inc. ............................     3,400              92,310
CUNO Inc. + ..............................     2,200              67,100
Esterline Technologies Corp. + ...........     1,900              30,419
GenCorp, Inc. ............................     5,900              83,249
Graco, Inc. ..............................     3,900             152,295
Griffon Corp. + ..........................     4,320              64,800
IDEX Corp. ...............................     4,100             141,450
Kaman Corp. ..............................     3,200              49,920
Lawson Products, Inc. ....................     1,100              28,600
Mobile Mini, Inc. + ......................     1,900              74,328
Myers Industries, Inc. ...................     2,773              37,851
Standex International Corp. ..............     1,600              34,800
Thomas Industries, Inc. ..................     2,200              55,000
Tredegar Industries, Inc. ................     5,100              96,900
Valmont Industries, Inc. .................     2,600              37,596
Woodward Governor Co. ....................     1,600              93,200
                                                              ----------
                                                               1,190,197
                                                              ----------
MANUFACTURING - SPECIALIZED (3.5%)
AptarGroup, Inc. .........................     4,800             168,144
Armor Holdings, Inc. + ...................     3,900          $  105,261
Astec Industries, Inc. + .................     2,000              28,920
Brady (W.H.) Co. .........................     3,200             117,120
Briggs & Stratton Corp. ..................     2,800             119,560
Cognex Corp. + ...........................     5,500             140,855
CTS Corp. ................................     2,600              41,340
Dionex Corp. + ...........................     2,600              66,326
Flow International Corp. + ...............     1,100              13,607
Insituform Technologies, Inc. + ..........     3,800              97,204
Intermagnetics General Corp. + ...........     1,771              45,869
Ionics, Inc. + ...........................     1,600              48,048
JLG Industries, Inc. .....................     3,800              40,470
Lindsay Manufacturing Co. ................     1,300              25,155
Lydall, Inc. + ...........................     1,700              17,000
Paxar Corp. + ............................     5,700              80,940
Regal-Beloit Corp. .......................     3,100              67,580
Reliance Steel & Aluminum Co. ............     4,100             107,625
Robbins & Myers, Inc. ....................     1,200              28,092
Roper Industries, Inc. ...................     3,800             188,100
SPS Technologies, Inc. + .................     1,800              62,856
Watts Industries, Inc. ...................     3,500              52,500
                                                              ----------
                                                               1,662,572
                                                              ----------
METAL FABRICATORS (0.5%)
Brush Engineered Materials Inc. ..........     1,600              22,784
Mueller Industries, Inc. + ...............     4,400             146,300
RTI International Metals, Inc. + .........     2,100              20,895
Ryerson Tull, Inc. .......................     3,300              36,300
Wolverine Tube, Inc. + ...................     1,400              15,890
                                                              ----------
                                                                 242,169
                                                              ----------
METALS MINING (0.4%)
Massey Energy Co. ........................     9,200             190,716
                                                              ----------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.3%)
Atmos Energy Corp. .......................     5,100             108,375
Cascade Natural Gas Corp. ................     1,600              35,280
Energen Corp. ............................     3,900              96,135
Laclede Group Inc. (The) .................     2,600              62,140
New Jersey Resources Corp. ...............     2,300             107,640
Northwest Natural Gas Co. ................     3,500              89,250
NUI Corp. ................................     2,000              47,400
Piedmont Natural Gas Co., Inc. ...........     4,100             146,780
Southern Union Co. + .....................     6,800             128,248
Southwest Gas Corp. ......................     4,000              89,400
Southwestern Energy Co. + ................     4,600              47,840
UGI Corp. ................................     3,700             111,740
                                                              ----------
                                                               1,070,228
                                                              ----------
OFFICE EQUIPMENT & SUPPLIES (0.5%)
New England Business Service, Inc. .......     1,900              36,385
Standard Register Co. ....................     3,500              64,855
United Stationers, Inc. + ................     4,200             141,330
                                                              ----------
                                                                 242,570
                                                              ----------


                     See Notes to Portfolio of Investments.

                                              NUMBER OF         MARKET
                                               SHARES           VALUE
                                              ---------         ------
OIL & GAS - DRILLING & EQUIPMENT (1.6%)
Atwood Oceanics, Inc. + ..................     1,300          $   45,305
Cal Dive International, Inc. + ...........     4,200             103,656
Carbo Ceramics Inc. ......................     2,200              86,152
Dril-Quip, Inc. + ........................     1,500              36,150
Input/Output, Inc. + .....................     6,300              51,723
Lone Star Technologies, Inc. + ...........     2,200              38,720
Oceaneering International, Inc. + ........     2,500              55,300
Offshore Logistics, Inc. + ...............     2,300              40,848
Seacor Smit Inc. + .......................     2,500             116,000
Seitel, Inc. + ...........................     2,700              36,720
TETRA Technologies, Inc. + ...............     1,700              35,615
Unit Corp. + .............................     4,500              58,050
Veritas DGC, Inc. + ......................     3,600              66,600
                                                              ----------
                                                                 770,839
                                                              ----------
OIL & GAS - EXPLORATION/PRODUCTION (3.0%)
Cabot Oil & Gas Corp. ....................     2,800              67,340
Evergreen Resources, Inc. + ..............     1,700              65,637
Key Production Co., Inc. + ...............     1,300              22,100
Newfield Exploration Co. + ...............     5,500             195,305
Nuevo Energy Co. + .......................     1,400              21,000
Patina Oil & Gas Corp. ...................     3,400              93,500
Plains Resources Inc. + ..................     2,900              71,369
Pogo Producing Co. .......................     5,400             141,858
Prima Energy Corp. + .....................     1,200              26,100
Remington Oil & Gas Corp. + ..............     2,300              39,790
St. Mary Land & Exploration Co. ..........     2,600              55,094
Stone Energy Corp. + .....................     2,700             106,650
Swift Energy Co. + .......................     2,100              42,420
Tom Brown Inc. + .........................     4,100             110,741
Vintage Petroleum, Inc. ..................     6,600              95,370
XTO Energy, Inc. .........................    15,400             269,500
                                                              ----------
                                                               1,423,774
                                                              ----------
PAPER & FOREST PRODUCTS (0.2%)
Buckeye Technologies, Inc. + .............     3,200              36,800
Caraustar Industries, Inc. ...............     2,200              15,246
Deltic Timber Corp. ......................     1,100              30,140
Pope & Talbot, Inc. ......................     1,600              22,800
                                                              ----------
                                                                 104,986
                                                              ----------
PERSONAL CARE (0.3%)
Natures Sunshine Products, Inc. ..........     1,800              21,132
NBTY, Inc. + .............................     8,200              95,940
                                                              ----------
                                                                 117,072
                                                              ----------
PHOTOGRAPHY/IMAGING (0.6%)
Concord Camera Corp. + ...................     2,600              20,592
Pinnacle Systems, Inc. + .................     7,100              56,374
Zebra Technologies, Inc. + ...............     3,900             216,489
                                                              ----------
                                                                 293,455
                                                              ----------
PUBLISHING (0.2%)
Information Holdings Inc. + ..............     2,400              67,944
Penton Media, Inc. .......................     2,800              17,528
Thomas Nelson, Inc. ......................     1,800          $   19,980
                                                              ----------
                                                                 105,452
                                                              ----------
RAILROADS (0.2%)
Kansas City Southern Industries, Inc. + ..     8,000             113,040
                                                              ----------
REIT DIVERSIFIED (0.6%)
Colonial Properties Trust ................     2,600              80,990
Kilroy Realty Corp. ......................     3,400              89,318
Shurgard Storage Centers, Inc. ...........     4,100             131,200
                                                                 301,508
                                                              ----------
RESTAURANTS (3.3%)
Applebee's International, Inc. ...........     4,650             159,030
CEC Entertainment, Inc. + ................     3,550             154,034
Cheesecake Factory, Inc. (The) + .........     6,075             211,228
IHOP Corp. + .............................     2,700              79,110
Jack in the Box Inc. + ...................     4,900             134,946
Landry's Seafood Restaurants, Inc. .......     2,900              54,085
Lone Star Steakhouse & Saloon, Inc. ......     3,200              47,456
Luby's, Inc. + ...........................     2,000              11,420
O'Charley's, Inc. + ......................     1,600              29,616
P.F. Changs China Bistro Inc. + ..........     1,600              75,680
Panera Bread Co. - Class A + .............     1,900              98,876
RARE Hospitality International, Inc. + ...     1,900              42,826
Ruby Tuesday, Inc. .......................     7,900             162,977
Ryan's Family Steak Houses, Inc. + .......     4,000              86,600
Sonic Corp. + ............................     3,575             128,700
Steak n Shake Company (The) + ............     3,400              37,536
Triarc Co., Inc. + .......................     2,600              63,180
                                                              ----------
                                                               1,577,300
                                                              ----------
RETAIL - BUILDING SUPPLIES (0.3%)
Building Materials Holding Corp. + .......     2,000              21,700
Hughes Supply, Inc. ......................     3,300             101,871
                                                              ----------
                                                                 123,571
                                                              ----------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Ultimate Electronics, Inc. + .............       900              27,000
                                                              ----------
RETAIL - DISCOUNTERS (0.9%)
99 Cents Only Stores + ...................     6,649             253,327
Dress Barn, Inc. + .......................     2,500              62,525
Factory 2-U Stores Inc. + ................     1,200              24,048
ShopKo Stores, Inc. + ....................     3,500              33,250
Stein Mart, Inc. + .......................     3,800              31,768
                                                              ----------
                                                                 404,918
                                                              ----------
RETAIL - HOME SHOPPING (0.3%)
Insight Enterprises, Inc. + ..............     5,300             130,380
                                                              ----------
RETAIL - SPECIALITY (3.5%)
Advanced Marketing Services ..............     2,700              49,275
Casey's General Stores, Inc. .............     6,600              98,340
Cost Plus, Inc. + ........................     2,700              71,550
Footstar, Inc. + .........................     2,800              87,640
Genesco Inc. + ...........................     1,900              39,444


                     See Notes to Portfolio of Investments.

                                              NUMBER OF         MARKET
                                               SHARES           VALUE
                                              ---------         ------
RETAIL - SPECIALITY (CONTINUED)
Group 1 Automotive, Inc. + ...............     3,600          $  102,636
Hancock Fabrics, Inc. ....................     2,100              27,615
Jo-Ann Stores, Inc. - Class A + ..........     1,900              13,585
Linens 'n Things, Inc. + .................     4,200             107,100
Michaels Stores, Inc. + ..................     8,100             266,895
O'Reilly Automotive, Inc. + ..............     6,500             237,055
Pier 1 Imports, Inc. .....................    12,100             209,814
School Specialty Inc. + ..................     2,300              52,624
The Pep Boys - Manny, Moe & Jack .........     6,900             118,335
Zale Corp. + .............................     4,300             180,084
                                                              ----------
                                                               1,661,992
                                                              ----------
RETAIL SPECIALITY - APPAREL (2.0%)
AnnTaylor Stores Corp. + .................     3,000             105,000
Burlington Coat Factory Warehouse Corp. ..     5,500              92,400
Cato Corp. (The) .........................     3,600              68,040
Chico's FAS, Inc. + ......................     3,700             146,890
Christopher & Banks Corp. + ..............     3,100             106,175
Gymboree Corp. + .........................     2,700              32,211
Hot Topic, Inc. + ........................     2,200              69,058
Men's Wearhouse, Inc. + ..................     4,200              86,730
Pacific Sunwear of California, Inc. + ....     2,800              57,176
Too, Inc. + ..............................     4,000             110,000
Wet Seal, Inc. (The) - Class A + .........     2,850              67,117
                                                              ----------
                                                                 940,797
                                                              ----------
RETAIL STORES - FOOD CHAINS (0.9%)
Great Atlantic & Pacific Tea Co., Inc. + .     5,300             126,034
Whole Foods Market, Inc. + ...............     6,900             300,564
                                                              ----------
                                                                 426,598
                                                              ----------
SAVINGS & LOAN COMPANIES (1.5%)
Anchor BanCorp Wisconsin, Inc. ...........     3,200              56,768
Downey Financial Corp. ...................     3,630             149,737
FirstFed Financial Corp. + ...............     2,300              58,949
MAF Bancorp, Inc. ........................     2,900              85,550
Staten Island Bancorp, Inc. ..............     8,600             140,266
Washington Federal, Inc. .................     7,500             193,350
                                                              ----------
                                                                 684,620
                                                              ----------
SERVICES - ADVERTISING/MARKETING (0.4%)
4Kids Entertainment, Inc. + ..............     1,500              30,045
ADVO, Inc. + .............................     2,700             116,100
Information Resources, Inc. + ............     3,900              32,370
                                                              ----------
                                                                 178,515
                                                              ----------
SERVICES - COMMERCIAL & CONSUMER (3.3%)
Aaron Rents, Inc. ........................     1,700              27,710
Angelica Corp. ...........................       300               3,252
Arbitron Inc. + ..........................     3,600             122,940
Central Parking Corp. ....................     4,800              94,272
Cerner Corp. + ...........................     4,400             219,692
Chemed Corp. .............................     1,200              40,680
Copart, Inc. + ...........................     7,400             269,138
Corinthian Colleges Inc. + ...............     2,700             110,403
CPI Corp. ................................       900          $   14,940
F.Y.I. Inc. + ............................     1,500              50,250
G&K Services, Inc. .......................     2,600              83,980
Imagistics International, Inc. + .........     2,300              28,405
Insurance Auto Auctions, Inc. + ..........     1,100              15,961
ITT Educational Services, Inc. + .........     3,000             110,610
KROLL Inc. + .............................     2,600              39,260
MemberWorks Inc. + .......................     1,600              22,416
Pegasus Solutions Inc. + .................     3,100              44,020
Pre-Paid Legal Services, Inc. + ..........     3,000              65,700
Profit Recovery Group International, Inc.
 (The) + .................................     6,100              49,715
Regis Corp. ..............................     5,300             136,634
StarTek, Inc. + ..........................     1,300              24,635
                                                              ----------
                                                               1,574,613
                                                              ----------
SERVICES - COMPUTER SYSTEMS (0.7%)
Bell Microproducts Inc. + ................     1,400              17,668
CACI International Inc. + ................     3,500             138,198
CIBER, Inc. + ............................     6,300              59,535
Gerber Scientific, Inc. ..................     2,600              24,180
InterVoice-Brite, Inc. + .................     5,300              67,840
                                                              ----------
                                                                 307,421
                                                              ----------
SERVICES - DATA PROCESSING (1.0%)
Factset Research Systems, Inc. ...........     4,300             150,285
Global Payments Inc. .....................     4,660             160,304
NDCHealth Corp. ..........................     4,300             148,565
                                                              ----------
                                                                 459,154
                                                              ----------
SERVICES - EMPLOYMENT (0.8%)
Administaff, Inc. + ......................     2,500              68,525
CDI Corp. + ..............................     2,700              51,300
Hall, Kinion & Associates, Inc. + ........     1,400              13,132
Heidrick & Struggles International, Inc. +     1,800              32,670
Labor Ready, Inc. + ......................     5,700              29,127
On Assignment, Inc. + ....................     3,100              71,207
Spherion Corp. + .........................     7,200              70,272
Volt Information Sciences, Inc. + ........     1,900              32,490
                                                              ----------
                                                                 368,723
                                                              ----------
SERVICES - FACILITIES/ENVIRONMENTAL (0.5%)
ABM Industries, Inc. .....................     3,200             100,320
Tetra Tech, Inc. + .......................     6,431             128,041
                                                              ----------
                                                                 228,361
                                                              ----------
SHIPPING (0.2%)
Kirby Corp. + ............................     3,100              85,405
                                                              ----------
SPECIALITY PRINTING (0.3%)
Bowne & Co., Inc. ........................     3,600              46,080
Consolidated Graphics, Inc. + ............     1,500              28,875
Harland (John H.) Co. ....................     3,700              81,770
                                                              ----------
                                                                 156,725
                                                              ----------
STEEL (0.4%)
Cleveland-Cliffs, Inc. ...................     1,000              18,300
Commercial Metals Co. ....................     1,600              55,968


                     See Notes to Portfolio of Investments.

                                               NUMBER OF         MARKET
                                                SHARES           VALUE
                                               ---------         ------
STEEL (CONTINUED)
Quanex Corp. .............................     1,500         $    42,450
Steel Dynamics, Inc. + ...................     6,400              74,304
Steel Technologies, Inc. .................     2,100              19,068
                                                             -----------
                                                                 210,090
                                                             -----------
TELEPHONE LONG DISTANCE (0.1%)
General Communication, Inc. + ............     6,700              57,151
                                                             -----------
TEXTILES - APPAREL (0.6%)
Haggar Corp. .............................       200               2,170
Kellwood Co. .............................     2,000              48,020
Nautica Enterprises, Inc. + ..............     3,000              38,370
Oshkosh B'Gosh, Inc. .....................     1,700              71,298
Oxford Industries, Inc. ..................       800              18,880
Phillips-Van Heusen Corp. ................     2,400              26,160
Quiksilver, Inc. + .......................     1,900              32,680
Russell Corp. ............................     2,900              43,529
                                                             -----------
                                                                 281,107
                                                             -----------
TEXTILES - HOME FURNISHINGS (0.1%)
Interface, Inc. ..........................     4,800              26,928
                                                             -----------
TEXTILES - SPECIALITY (0.1%)
Wellman, Inc. ............................     4,300              66,607
                                                             -----------
TOBACCO (0.1%)
Schweitzer-Mauduit International, Inc. ...     1,600              38,000
                                                             -----------
TRUCKERS (1.6%)
Arkansas Best Corp. + ....................     1,800              51,876
Forward Air Corp. + ......................     1,900              64,448
Heartland Express, Inc. + ................     4,075             113,163
Landstar Systems, Inc. + .................     1,100              79,761
Roadway Express, Inc. ....................     2,600              95,420
U.S. Freightways Corp. ...................     3,400             106,760
Werner Enterprises, Inc. .................     5,900             143,370
Yellow Corp. + ...........................     3,400              85,340
                                                             -----------
                                                                 740,138
                                                             -----------
TRUCKS & PARTS (0.3%)
Oshkosh Truck Corp. ......................     2,200             107,250
Titan International, Inc. ................     2,100               9,954
Wabash National Corp. ....................     2,100              16,380
                                                             -----------
                                                                 133,584
                                                             -----------
WASTE MANAGEMENT (0.2%)
Waste Connections, Inc. + ................     3,400             105,366
                                                             -----------
WATER UTILITIES (0.5%)
American States Water Co. ................     1,400              48,930
Philadelphia Suburban Corp. ..............     8,507             191,833
                                                             -----------
                                                                 240,763
                                                             -----------
TOTAL COMMON STOCKS (COST $44,024,200)                        46,641,199
                                                             -----------
TOTAL INVESTMENTS (COST $44,024,200)(A)                       46,641,199
OTHER ASSETS LESS LIABILITIES                                    595,786
                                                             -----------
TOTAL NET ASSETS                                             $47,236,985
                                                             ===========


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $45,778,897. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains ..........................                  $ 2,842,736
Unrealized losses .........................                   (1,980,434)
                                                             -----------
  Net unrealized gain .....................                  $   862,302
                                                             ===========

+  Non-income producing security.
REIT - Real Estate Investment Trust
Category percentages are based on net assets.


                       See Notes to Financial Statements.

INDEX PLUS PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001




                        INDEX PLUS LARGE CAP  INDEX PLUS MID CAP   INDEX PLUS SMALL CAP
                        --------------------  ------------------  ----------------------
ASSETS:
Investments, at market
 value................    $1,185,575,002        $167,278,710           $46,641,199
Cash .................               335                 406                 1,039
Receivable for:
 Dividends and
 interest.............         1,138,529             116,274                30,027
 Investments sold ....        38,552,230          11,134,378               264,175
 Fund shares sold ....            75,299             455,789               358,810
 Reimbursement from
 Investment Adviser ..                --                  --                   483
                          --------------        ------------           -----------
     Total assets ....     1,225,341,395         178,985,557            47,295,733
                          --------------        ------------           -----------
LIABILITIES:
Payable for:
 Investments purchased        54,592,670          16,411,613                27,415
 Fund shares redeemed          3,583,878                  --                    --
 Investment advisory
 fees.................           331,886              51,523                14,784
 Administrative fees..            71,119               9,661                 2,772
 Distribution fees....               125                 153                   124
 Commitment fees......             1,244                 154                    43
 Custody fees.........             6,791              11,057                 8,061
Other liabilities ....            39,647               8,125                 5,549
                          --------------        ------------           -----------
     Total liabilities        58,627,360          16,492,286                58,748
                          --------------        ------------           -----------
      NET ASSETS .....    $1,166,714,035        $162,493,271           $47,236,985
                          ==============        ============           ===========
NET ASSETS REPRESENTED
BY:
Paid-in capital ......    $1,452,065,395        $164,041,028           $45,313,986
Net unrealized gain
 (loss) on investments        (7,081,817)          7,190,916             2,616,999
Undistributed net
 investment income ...         2,551,788             927,020               113,425
Accumulated net
 realized loss on
 investments..........      (280,821,331)         (9,665,693)             (807,425)
                          --------------        ------------           -----------
      NET ASSETS .....    $1,166,714,035        $162,493,271           $47,236,985
                          ==============        ============           ===========

Cost of investments ..    $1,192,656,819        $160,087,794           $44,024,200
CLASS R:
CAPITAL SHARES, TWO BILLION AUTHORIZED, $0.001 PAR VALUE:
Outstanding ..........        84,102,887          11,940,448             4,013,804
Net Assets............    $1,165,893,008        $161,662,876           $46,546,577
Net Asset Value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding).........    $        13.86        $      13.54           $     11.60
CLASS S:
CAPITAL SHARES, ONE HUNDRED MILLION AUTHORIZED, $0.001 PAR VALUE:
Outstanding ..........            59,237              61,399                59,622
Net Assets............    $      821,027        $    830,395           $   690,408
Net Asset Value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding).........    $        13.86        $      13.52           $     11.58



                       See Notes to Financial Statements.

INDEX PLUS PORTFOLIOS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001




                        INDEX PLUS LARGE CAP  INDEX PLUS MID CAP   INDEX PLUS SMALL CAP
                        --------------------  ------------------  ----------------------
INVESTMENT INCOME:
Dividends ............     $  16,553,070         $ 1,374,983           $  256,079
Interest .............         1,100,007             212,320               52,638
                           -------------         -----------           ----------
                              17,653,077           1,587,303              308,717
Foreign taxes withheld
 on dividends, net of
 reclaims ............           (74,883)                 --                 (111)
                           -------------         -----------           ----------
     Total investment
     income...........        17,578,194           1,587,303              308,606
                           -------------         -----------           ----------
INVESTMENT EXPENSES:
Investment advisory
 fees.................         4,120,724             481,906              128,794
Administrative
 services fees .......           883,012              90,357               24,149
Distribution plan fees
 - Class S ...........               320                 394                  297
Printing and postage
 fees.................            78,122               5,036                4,252
Custody fees .........            23,885              35,545               39,624
Transfer agent fees ..             5,130               5,068                5,094
Commitment fees ......            33,176               3,835                1,009
Audit and tax fees ...            23,316              22,689               22,312
Directors' fees ......            37,776               3,455                  937
Registration fees ....            28,746               8,830                2,329
Miscellaneous expenses            31,071               1,645                  339
                           -------------         -----------           ----------
Expenses before
 reimbursement and
 waiver from
 Investment Adviser ..         5,265,278             658,760              229,136
Expense reimbursement
 and waiver from
 Investment Adviser ..                --                  --              (34,122)
                           -------------         -----------           ----------
     Net investment
     expenses.........         5,265,278             658,760              195,014
                           -------------         -----------           ----------
Net investment income         12,312,916             928,543              113,592
                           -------------         -----------           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
 (loss) on:
 Investments .........      (236,607,644)         (7,350,158)               8,885
                           -------------         -----------           ----------
     Net realized gain
     (loss) on
     investments......      (236,607,644)         (7,350,158)               8,885
                           -------------         -----------           ----------
Net change in
 unrealized gain or
 loss on:
 Investments .........        45,469,789           6,351,067            1,056,522
                           -------------         -----------           ----------
     Net change in
     unrealized gain
     or loss on
     investments......        45,469,789           6,351,067            1,056,522
                           -------------         -----------           ----------
Net realized and
     change in
     unrealized gain
     or loss on
     investments......      (191,137,855)           (999,091)           1,065,407
                           -------------         -----------           ----------
Net increase
 (decrease) in net
 assets resulting from
 operations..........      $(178,824,939)        $   (70,548)          $1,178,999
                           =============         ===========           ==========



                       See Notes to Financial Statements.
                                       30

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS




                                                 INDEX PLUS LARGE CAP
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................   $   12,312,916      $    9,055,313
Net realized gain (loss) on investments     (236,607,644)         93,312,978
Net change in unrealized gain or loss
 on investments........................       45,469,789        (226,317,650)
                                          --------------      --------------
 Net decrease in net assets resulting
 from operations.......................     (178,824,939)       (123,949,359)
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class R:
 From net investment income............      (10,829,875)         (9,357,062)
 From net realized gains on investments      (39,234,538)       (140,046,541)
Class S:
 From net investment income............           (4,161)                 --
                                          --------------      --------------
 Decrease in net assets from
 distributions to shareholders.........      (50,068,574)       (149,403,603)
                                          --------------      --------------
FROM FUND SHARE TRANSACTIONS:
Class R:
 Proceeds from shares sold.............      257,086,662         292,457,198
 Net asset value of shares issued upon
  reinvestment of distributions........       50,064,413         149,403,603
 Payments for shares redeemed..........     (161,116,555)        (82,212,265)
Class S:
 Proceeds from shares sold.............          902,104                  --
 Net asset value of shares issued upon
  reinvestment of distributions........            4,161                  --
 Payments for shares redeemed..........         (101,076)                 --
                                          --------------      --------------
 Net increase in net assets from fund
 share transactions....................      146,839,709         359,648,536
                                          --------------      --------------
Net change in net assets...............      (82,053,804)         86,295,574
NET ASSETS:
Beginning of period....................    1,248,767,839       1,162,472,265
                                          --------------      --------------
End of period..........................   $1,166,714,035      $1,248,767,839
                                          ==============      ==============
End of period net assets includes
 undistributed net investment income...   $    2,551,788      $    1,085,348
                                          ==============      ==============
SHARE TRANSACTIONS:
Class R:
 Number of shares sold.................       17,353,919          14,786,421
 Number of shares issued upon
  reinvestment of distributions........        3,405,392           8,322,201
 Number of shares redeemed.............      (11,320,529)         (4,133,217)
                                          --------------      --------------
 Net increase..........................        9,438,782          18,975,405
                                          ==============      ==============
Class S:
 Number of shares sold.................           66,297                  --
 Number of shares issued upon
  reinvestment of distributions........              302                  --
 Number of shares redeemed.............           (7,362)                 --
                                          --------------      --------------
 Net increase..........................           59,237                  --
                                          ==============      ==============



                       See Notes to Financial Statements.
                                       31

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)




                                                  INDEX PLUS MID CAP
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $    928,543        $   283,158
Net realized gain (loss) on investments      (7,350,158)         5,640,650
Net change in unrealized gain or loss
 on investments........................       6,351,067           (843,140)
                                           ------------        -----------
 Net increase (decrease) in net assets
 resulting from operations.............         (70,548)         5,080,668
                                           ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class R:
 From net investment income............        (283,742)            (5,821)
 From net realized gains on investments      (7,581,758)          (455,656)
                                           ------------        -----------
 Decrease in net assets from
 distributions to shareholders.........      (7,865,500)          (461,477)
                                           ------------        -----------
FROM FUND SHARE TRANSACTIONS:
Class R:
 Proceeds from shares sold.............      86,112,298         75,120,403
 Net asset value of shares issued upon
  reinvestment of distributions........       7,865,500            461,477
 Payments for shares redeemed..........     (19,076,095)        (4,718,229)
Class S:
 Proceeds from shares sold.............         863,047                 --
 Payments for shares redeemed..........         (62,379)                --
                                           ------------        -----------
 Net increase in net assets from fund
 share transactions....................      75,702,371         70,863,651
                                           ------------        -----------
Net change in net assets...............      67,766,323         75,482,842
NET ASSETS:
Beginning of period....................      94,726,948         19,244,106
                                           ------------        -----------
End of period..........................    $162,493,271        $94,726,948
                                           ============        ===========
End of period net assets includes
 undistributed net investment income...    $    927,020        $   283,078
                                           ============        ===========
SHARE TRANSACTIONS:
Class R:
 Number of shares sold.................       6,331,537          5,218,609
 Number of shares issued upon
  reinvestment of distributions........         577,073             31,608
 Number of shares redeemed.............      (1,424,673)          (345,440)
                                           ------------        -----------
 Net increase..........................       5,483,937          4,904,777
                                           ============        ===========
Class S:
 Number of shares sold.................          66,454                 --
 Number of shares redeemed.............          (5,055)                --
                                           ------------        -----------
 Net increase..........................          61,399                 --
                                           ============        ===========



                       See Notes to Financial Statements.
                                       32

                                                 INDEX PLUS SMALL CAP
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $    113,592        $    42,635
Net realized gain on investments.......           8,885          1,198,963
Net change in unrealized gain or loss
 on investments........................       1,056,522            251,371
                                           ------------        -----------
 Net increase in net assets resulting
 from operations.......................       1,178,999          1,492,969
                                           ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:

Class R:
 From net investment income............         (42,802)                --
 From net realized gains on investments      (1,601,538)                --
                                           ------------        -----------
 Decrease in net assets from
 distributions to shareholders.........      (1,644,340)                --
                                           ------------        -----------
FROM FUND SHARE TRANSACTIONS:
Class R:
 Proceeds from shares sold.............      43,025,496         13,358,522
 Net asset value of shares issued upon
  reinvestment of distributions........       1,644,340                 --
 Payments for shares redeemed..........     (18,088,416)        (6,851,701)
Class S:
 Proceeds from shares sold.............         863,966                 --
 Payments for shares redeemed..........        (226,803)                --
                                           ------------        -----------
 Net increase in net assets from fund
 share transactions....................      27,218,583          6,506,821
                                           ------------        -----------
Net change in net assets...............      26,753,242          7,999,790
NET ASSETS:
Beginning of period....................      20,483,743         12,483,953
                                           ------------        -----------
End of period..........................    $ 47,236,985        $20,483,743
                                           ============        ===========
End of period net assets includes
 undistributed net investment income...    $    113,425        $    42,635
                                           ============        ===========
SHARE TRANSACTIONS:
Class R:
 Number of shares sold.................       3,741,098          1,184,833
 Number of shares issued upon
  reinvestment of distributions........         147,210                 --
 Number of shares redeemed.............      (1,585,196)          (618,953)
                                           ------------        -----------
 Net increase..........................       2,303,112            565,880
                                           ============        ===========
Class S:
 Number of shares sold.................          81,640                 --
 Number of shares redeemed.............         (22,018)                --
                                           ------------        -----------
 Net increase..........................          59,622                 --
                                           ============        ===========



                       See Notes to Financial Statements.
                                       33

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers multiple portfolios. This report covers three diversified portfolios, each offering Class R and Class S shares: Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP (individually, a Portfolio, collectively, the Portfolios). Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

    CLASS R:  No sales charges or distribution fees
    CLASS S:  No sales charges; distribution fees of 0.25%

The following is each Portfolio's investment objective:

   AETNA INDEX PLUS LARGE CAP VP (Index Plus Large Cap) seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index, while maintaining a market level of risk.

   AETNA INDEX PLUS MID CAP VP (Index Plus Mid Cap) seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index, while maintaining a market level of risk.

   AETNA INDEX PLUS SMALL CAP VP (Index Plus Small Cap) seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index, while maintaining a market level of risk.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 2001, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held all shares outstanding of Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap.

Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, and Aeltus Capital, Inc. (ACI), the Fund's principal underwriter, are indirect wholly owned subsidiaries of ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the last bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

B. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Portfolio are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, certain futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be sold to "qualified institutional buyers" and have been determined to be liquid, unless otherwise noted, under guidelines established by the Board. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in the Portfolio of Investment. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001

E. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for repurchases of certain securities sold at a loss.

G. LINE OF CREDIT

The Fund (including the Portfolios), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $200,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The Aetna Index Plus Large Cap VP, on a single occasion, borrowed $20,000,000 from the credit line and incurred interest expenses of $1,628, which is included in miscellaneous expenses on the Statement of Operations. No borrowings from the line of credit were outstanding as of December 31, 2001.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

3. INVESTMENT ADVISORY, ADMINISTRATIVE SERVICE AND DISTRIBUTION FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees at December 31, 2001:

                                    ADVISORY FEE
                                    ------------
Index Plus Large Cap                   0.35%
Index Plus Mid Cap                     0.40%
Index Plus Small Cap                   0.40%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.20% of the Portfolios' average daily net assets. For the period ended December 31, 2001, Aeltus paid ALIAC $2,365,712.

The Portfolios have adopted a Distribution Plan, for Class S shares, pursuant to Rule 12b-1 under the Act. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of Class S shares.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2001 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's total return. For the year ended December 31, 2001, the Investment Adviser reimbursed and waived fees of $34,122 for Index Plus Small Cap. Actual expenses for the year ended December 31, 2001 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2001 were:

                                            COST OF PURCHASES   PROCEEDS FROM SALES
                                            -----------------   -------------------
Index Plus Large Cap                         $1,570,290,626      $1,443,259,837
Index Plus Mid Cap                              280,572,371         217,452,314
Index Plus Small Cap                             68,052,529          42,201,006

6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, as of December 31, 2001, the following capital loss carryforwards had been incurred:

                                                               CAPITAL LOSS          YEAR OF
                                                               CARRYFORWARD        EXPIRATION
                                                               ------------        ----------
Index Plus Large Cap                                                $140,629,206      2009
Index Plus Mid Cap                                                     2,722,484      2009

These capital loss carryforwards may be used to offset future capital gains until their respective expiration date. It is the policy of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS
INDEX PLUS LARGE CAP




Selected data for a fund share outstanding throughout each period:

                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
       CLASS R              2001          2000          1999          1998           1997
----------------------  ------------  ------------  ------------  ------------   ------------

Net asset value,
 beginning of period .  $    16.73    $    20.87    $    17.59     $  14.02       $  10.91
                        ----------    ----------    ----------     --------       --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income        0.15          0.13          0.12         0.12           0.10+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       (2.40)        (1.99)         4.09         4.30           3.60
                        ----------    ----------    ----------     --------       --------
   Total income from
    investment
    operations........       (2.25)        (1.86)         4.21         4.42           3.70
                        ----------    ----------    ----------     --------       --------
LESS DISTRIBUTIONS:
 From net investment
 income...............       (0.13)        (0.14)        (0.10)       (0.12)         (0.10)
 From net realized
 gains on investments        (0.49)        (2.14)        (0.83)       (0.73)         (0.49)
                        ----------    ----------    ----------     --------       --------
   Total distributions       (0.62)        (2.28)        (0.93)       (0.85)         (0.59)
                        ----------    ----------    ----------     --------       --------
Net asset value, end
 of period ...........  $    13.86    $    16.73    $    20.87     $  17.59       $  14.02
                        ==========    ==========    ==========     ========       ========

Total return* ........      (13.62)%       (9.41)%       24.30%       31.60%         33.89%
Net assets, end of
 period (000's) ......  $1,165,893    $1,248,768    $1,162,472     $496,059       $132,517
Ratio of net
 investment expenses
 to average net assets        0.45%         0.44%         0.45%        0.46%          0.50%
Ratio of net
 investment income to
 average net assets ..        1.05%         0.73%         0.78%        1.07%          1.38%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........          --            --          0.45%          --             --
Portfolio turnover
 rate.................      124.93%       110.53%        88.04%       98.61%         76.83%



* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                       See Notes to Financial Statements.
                                       38

INDEX PLUS LARGE CAP
Selected data for a fund share outstanding throughout the period:


                                                               PERIOD FROM
                                                              JULY 16, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                         CLASS S                            DECEMBER 31, 2001
---------------------------------------------------------   -----------------

Net asset value, beginning of period ....................      $ 14.80
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net realized and change in unrealized gain or loss on
 investments.............................................        (0.83)
                                                               -------
   Total income from investment operations ..............        (0.83)
                                                               -------
LESS DISTRIBUTIONS:
 From net investment income .............................        (0.11)
                                                               -------
   Total distributions ..................................        (0.11)
                                                               -------
Net asset value, end of period ..........................      $ 13.86
                                                               =======

Total return* ...........................................        (5.56)%
Net assets, end of period (000's) .......................      $   821
Ratio of net investment expenses to average net assets ..         0.69%(1)
Ratio of net investment income to average net assets ....         0.80%(1)
Portfolio turnover rate .................................       124.93%


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.





                       See Notes to Financial Statements.
                                       39

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS MID CAP



Selected data for a fund share outstanding throughout each period:


                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 16, 1997
                                                   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                                                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                    CLASS R                           2001          2000          1999          1998       DECEMBER 31, 1997
------------------------------------------------  ------------  ------------  ------------  ------------   -----------------

Net asset value, beginning of period               $  14.67       $ 12.40       $ 12.20       $ 10.34         $10.00
                                                   --------       -------       -------       -------         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....                           0.07          0.04          0.06          0.07           0.01+
 Net realized and change in unrealized gain or
 loss on investments .......                          (0.26)         2.43          1.76          2.42           0.34
                                                   --------       -------       -------       -------         ------
   Total income from investment operations            (0.19)         2.47          1.82          2.49           0.35
                                                   --------       -------       -------       -------         ------
LESS DISTRIBUTIONS:
 From net investment income                           (0.03)           --         (0.06)        (0.07)         (0.01)
 From net realized gains on investments               (0.91)        (0.20)        (1.56)        (0.56)            --
                                                   --------       -------       -------       -------         ------
   Total distributions .....                          (0.94)        (0.20)        (1.62)        (0.63)         (0.01)
                                                   --------       -------       -------       -------         ------
Net asset value, end of period                     $  13.54       $ 14.67       $ 12.40       $ 12.20         $10.34
                                                   ========       =======       =======       =======         ======

Total return* ..............                          (1.32)%       19.91%        15.81%        24.30%          3.50%
Net assets, end of period (000's)                  $161,663       $94,727       $19,244       $ 9,923         $7,756
Ratio of net investment expenses to average net
 assets....................                            0.55%         0.58%         0.60%         0.60%          0.60%(1)
Ratio of net investment income to average net
 assets....................                            0.77%         0.66%         0.68%         0.68%          1.37%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets                            --          0.62%         0.80%         0.82%            --
Portfolio turnover rate ....                         189.03%       153.97%       143.02%       165.70%            --


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                       See Notes to Financial Statements.
                                       40

INDEX PLUS MID CAP

Selected data for a fund share outstanding throughout the period:


                                                               PERIOD FROM
                                                              JULY 16, 2001
                                                            (COMMENCEMENT OF
                                                             OPERATIONS) TO
                        CLASS S                             DECEMBER 31, 2001
--------------------------------------------------------   ------------------
Net asset value, beginning of period ...................       $ 13.58
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net realized and change in unrealized gain or loss on
 investments............................................         (0.06)
                                                               -------
   Total income from investment operations .............         (0.06)
                                                               -------
Net asset value, end of period .........................       $ 13.52
                                                               =======

Total return *..........................................         (0.44)%
Net assets, end of period (000's) ......................       $   830
Ratio of net investment expenses to average net assets .          0.80%(1)
Ratio of net investment income to average net assets ...          0.51%(1)
Portfolio turnover rate ................................        189.03%


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.





                       See Notes to Financial Statements.
                                       41

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS SMALL CAP



Selected data for a fund share outstanding throughout each period:


                                                                                                          PERIOD FROM
                                                                                                       DECEMBER 19, 1997
                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                                              DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                  CLASS R                         2001          2000          1999          1998       DECEMBER 31, 1997
--------------------------------------------  ------------  ------------  ------------  ------------   -----------------
Net asset value, beginning of period            $ 11.97       $ 10.90       $  9.86      $ 10.42          $10.00
                                                -------       -------       -------      -------          ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..                          0.02          0.02          0.02         0.04            0.01+
 Net realized and change in unrealized gain
 or loss on investments .                          0.25          1.05          1.04        (0.19)           0.42
                                                -------       -------       -------      -------          ------
   Total income from investment operations         0.27          1.07          1.06        (0.15)           0.43
                                                -------       -------       -------      -------          ------
LESS DISTRIBUTIONS:
 From net investment income                       (0.02)           --         (0.02)       (0.04)          (0.01)
 From net realized gains on investments           (0.62)           --            --        (0.37)             --
                                                -------       -------       -------      -------          ------
   Total distributions ..                         (0.64)           --         (0.02)       (0.41)          (0.01)
                                                -------       -------       -------      -------          ------
Net asset value, end of period                  $ 11.60       $ 11.97       $ 10.90      $  9.86          $10.42
                                                =======       =======       =======      =======          ======

Total return* ...........                          2.41%         9.82%        10.79%       (1.35)%          4.33%
Net assets, end of period (000's)               $46,547       $20,484       $12,484      $ 7,599          $7,817
Ratio of net investment expenses to average
 net assets.............                           0.60%         0.60%         0.60%        0.60%           0.60%(1)
Ratio of net investment income to average
 net assets .............                          0.35%         0.28%         0.28%        0.38%           1.90%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets                      0.71%         0.86%         0.90%        0.87%             --
Portfolio turnover rate .                        133.61%       141.97%       106.89%      141.99%             --



(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                       See Notes to Financial Statements.
                                       42

INDEX PLUS SMALL CAP

Selected data for a fund share outstanding throughout the period:


                                                               PERIOD FROM
                                                              JULY 16, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                         CLASS S                            DECEMBER 31, 2001
---------------------------------------------------------   -----------------
Net asset value, beginning of period ....................      $ 11.40
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net realized and change in unrealized gain or loss on
 investments.............................................         0.18
                                                               -------
   Total income from investment operations ..............         0.18
                                                               -------
Net asset value, end of period ..........................      $ 11.58
                                                               =======

Total return *...........................................         1.58%
Net assets, end of period (000's) .......................      $   690
Ratio of net investment expenses to average net assets ..         0.85%(1)
Ratio of net investment income to average net assets ....         0.10%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets .....................................         0.96%(1)
Portfolio turnover rate .................................       133.61%



(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.



                       See Notes to Financial Statements.
                                       43

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Aetna Variable Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP, each a series of Aetna Variable Portfolios, Inc. (collectively, the Index Plus Portfolios), including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Index Plus Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP as of December 31, 2001, the results of their operations, changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP



Hartford, Connecticut
February 8, 2002

INDEX PLUS PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2001


1. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Index Plus Large Cap   51.50%
Index Plus Mid Cap      4.85%
Index Plus Small Cap   13.99%


In accordance with federal tax authorities, the Portfolios paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:

                      AGGREGATE             PER SHARE
                      ---------             ---------
Index Plus Large Cap  $23,854,535             $0.2995
Index Plus Mid Cap        299,598              0.0359
Index Plus Small Cap    1,002,064              0.3863



2. INFORMATION ABOUT DIRECTORS AND OFFICERS

                                                                                                   NUMBER OF             OTHER
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND     DIRECTORSHIPS
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS, AND AGE     FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR            DIRECTOR
----------------------     ----         -----------           ----------------------             -----------         -------------
NON-INTERESTED DIRECTORS:
Albert E. DePrince,     Director       Since 1998       Director, Business and Economic                50                 None
Jr.                                    (4 years)        Research Center, 1999 to present,
3029 St. Johns Drive                                    and Professor of Economics and
Murfreesboro,                                           Finance, Middle Tennessee State
Tennessee                                               University, 1991 to present.
Age 60

Maria T. Fighetti       Director       Since 1994       Associate Commissioner for                     50                 None
325 Piermont Road                      (8 years)        Contract Management, Health
Closter, New Jersey                                     Services, New York City
Age 58                                                  Department of Mental Health,
                                                        Mental Retardation and Alcohol
                                                        Services, 1996 to present.

David L. Grove          Director       Since 1991       Private Investor;                              50                 None
The Knoll                              (11 years)       Economic/Financial Consultant,
Armonk, New York                                        December 1985 to present.
Age 83

                                                                                                   NUMBER OF            OTHER
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND    DIRECTORSHIPS
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN        HELD BY
NAME, ADDRESS, AND AGE     FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR           DIRECTOR
----------------------     ----         -----------           ----------------------             -----------        -------------
NON-INTERESTED DIRECTORS:
Sidney Koch             Director       Since 1994       Financial Adviser, self-employed,              50                None
455 East 86th Street                   (8 years)        January 1993 to present.
New York, New York
Age 66
                                                                                                                         None
Corine T. Norgaard      Director       Since 1991       Dean of the Barney School of                   50
556 Wormwood Hill                      (11 years)       Business, University of Hartford
Mansfield Center,                                       (West Hartford, CT), August 1996
 Connecticut                                            to present.
Age 64                                                                                                                   None

Richard G. Scheide      Director       Since 1993       Principal, LoBue Associates Inc.,              50
11 Lily Street                         (9 years)        October 1999 to present; Trust
Nantucket,                                              and Private Banking Consultant,
 Massachusetts                                          David Ross Palmer Consultants,
Age 72                                                  July 1991 to present.

INTERESTED DIRECTORS:

J. Scott Fox            Director and   Since 1997       Chief Executive Officer (July                  50           Mr. Fox serves
10 State House Square   President      (5 years)        2001 to present), President (April                          as Director of
Hartford, Connecticut                                   2001 to present), Director, Chief                           IPC Financial
Age:  47                                                Operating Officer (April 1996 to                            Network, Inc.
                                                        present), Chief Financial Officer                           (January 2001
                                                        (April 1996 to July 2001),                                  to present).
                                                        Managing Director (April 1996 to
                                                        April 2001), Aeltus Investment
                                                        Management, Inc.; Executive
                                                        Vice President (April 2001 to
                                                        present), Director, Chief
                                                        Operating Officer (February 1995
                                                        to present), Chief Financial
                                                        Officer, Managing Director
                                                        (February 1995 to April 2001),
                                                        Aeltus Capital, Inc; Senior Vice
                                                        President - Operations, Aetna Life
                                                        Insurance and Annuity Company,
                                                        March 1997 to December 1997.

                                                                                                   NUMBER OF             OTHER
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND     DIRECTORSHIPS
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS, AND AGE     FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR            DIRECTOR
----------------------     ----         -----------           ----------------------             -----------        --------------
INTERESTED DIRECTORS:
John G. Turner          Director       Since 2001       Mr. Turner is currently a Trustee             156           Mr. Turner
7337 E. Doubletree                     (1 year)         and Vice Chairman of ING                                    serves as a
 Ranch Rd.                                              Americas.  Mr. Turner was                                   member of the
Scottsdale, Arizona                                     formerly Chairman and Chief                                 Board of ING
Age:  62                                                Executive Officer of ReliaStar                              Americas,
                                                        Financial Corp. and ReliaStar Life                          Aeltus
                                                        Insurance Co. (1993-2000);                                  Investment
                                                        Chairman of ReliaStar United                                Management,
                                                        Services Life Insurance Company                             Inc. and each of
                                                        and ReliaStar Life Insurance                                the Pilgrim
                                                        Company of New York (since                                  Funds.
                                                        1995); Chairman of Northern Life
                                                        Insurance Company (since 1992);
                                                        Chairman and Director/Trustee of
                                                        the Northstar affiliated investment
                                                        companies (since October 1993).
                                                        Mr. Turner was formerly Director
                                                        of Northstar Investment
                                                        Management Corporation and its
                                                        affiliates (1993-1999).
NAME, ADDRESS AND AGE   POSITIONS HELD WITH FUND        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
---------------------   ------------------------        --------------------------------------------------
OFFICERS:
Wayne F. Baltzer        Vice President                  Vice President, Aeltus Investment Management, Inc., December
10 State House Square                                   2000 to present; Vice President, Aeltus Capital, Inc., May 1998 to
Hartford, Connecticut                                   present; Vice President, Aetna Investment Services, Inc., July
Age 58                                                  1993 to May 1998.


Stephanie A. DeSisto    Vice President, Treasurer and   Senior Vice President, Mutual Fund Accounting, Aeltus
10 State House Square   Chief Financial Officer         Investment Management, Inc., April 2001 to present; Vice
Hartford, Connecticut                                   President, Mutual Fund Accounting, Aeltus Investment
Age 48                                                  Management, Inc., November 1995 to April 2001.


Michael Gioffre         Secretary                       Senior Vice President (April 2001 to present), Counsel (July
10 State House Square                                   2001 to present), Secretary (July 2000 to present), and Assistant
Hartford, Connecticut                                   General Counsel (July 2000 to July 2001), Aeltus Investment
Age 38                                                  Management, Inc.; Senior Vice President (April 2001 to present),
                                                        Assistant General Counsel and Secretary (July 2000 to present),
                                                        Aeltus Capital, Inc.; Counsel, Aetna Financial Services, Inc.,
                                                        May 1998 to July 2000; Compliance Officer, Aeltus Investment
                                                        Management, Inc., July 1996 to May 1998.

                       THIS PAGE INTENTIONALLY LEFT BLANK

[CHART]

AETNA ASCENT VP
GROWTH OF $10,000
----------------------------------------------------------------
                                                        ASCENT
                          AETNA         RUSSELL        COMPOSITE
                         ASCENT VP     3000 INDEX        INDEX
----------------------------------------------------------------
         07/05/95         10,000         10,000          10,000
                          10,601         10,901          10,596
         12/31/95         11,045         11,470          11,069
                          11,453         12,097          11,445
                          12,049         12,602          11,797
                          12,654         12,974          12,076
         12/31/96         13,650         13,973          12,785
                          13,617         14,094          12,746
                          15,103         16,455          14,356
                          16,524         17,990          15,284
         12/31/97         16,366         18,413          15,200
                          17,917         20,816          16,732
                          17,939         21,195          16,855
                          15,508         18,823          15,249
         12/31/98         17,070         22,857          17,546
                          16,692         23,632          17,635
                          18,280         25,454          18,753
                          17,609         23,779          18,258
         12/31/99         19,520         27,636          20,497
                          20,658         28,899          21,200
                          19,959         27,899          20,827
                          20,291         28,105          20,658
         12/31/00         19,390         25,573          20,050
                          17,497         22,466          18,358
                          18,335         24,012          19,300
                          15,954         20,261          17,189
         12/31/01         17,151         22,644          18,749

[CHART]

AETNA CROSSROADS VP
GROWTH OF $10,000
---------------------------------------------------------------
                        AETNA                        CROSSROADS
                      CROSSROADS      RUSSELL 3000   COMPOSITE
                          VP             INDEX         INDEX
---------------------------------------------------------------
       07/05/95         10,000           10,000         10,000
                        10,532           10,901         10,483
       12/31/95         10,930           11,470         10,929
                        11,233           12,097         11,170
                        11,739           12,602         11,447
                        12,207           12,974         11,710
       12/31/96         12,985           13,973         12,318
                        12,995           14,094         12,275
                        14,151           16,455         13,509
                        15,323           17,990         14,266
       12/31/97         15,268           18,413         14,294
                        16,408           20,816         15,397
                        16,528           21,195         15,548
                        14,984           18,823         14,586
       12/31/98         16,169           22,857         16,202
                        15,890           23,632         16,229
                        16,943           25,454         16,977
                        16,494           23,779         16,682
       12/31/99         17,822           27,636         18,172
                        18,469           28,899         18,728
                        18,066           27,899         18,583
                        18,410           28,105         18,604
       12/31/00         17,896           25,573         18,392
                        16,829           22,466         17,350
                        17,430           24,012         18,053
                        15,713           20,261         16,762
       12/31/01         16,645           22,644         17,884


                            See Definition of Terms.
                                       49

[CHART]

AETNA LEGACY VP
GROWTH OF $10,000
---------------------------------------------------------------
                                                       LEGACY
                       AETNA LEGACY      SALOMON      COMPOSITE
                           VP          BROAD INDEX      INDEX
---------------------------------------------------------------
       07/05/95           10,000         10,000         10,000
                          10,451         10,190         10,370
       12/31/95           10,827         10,632         10,787
                          11,036         10,447         10,898
                          11,403         10,498         11,102
                          11,773         10,694         11,347
       12/31/96           12,363         11,017         11,859
                          12,347         10,959         11,810
                          13,236         11,354         12,697
                          14,088         11,731         13,299
       12/31/97           14,156         12,077         13,420
                          14,932         12,271         14,143
                          15,085         12,556         14,316
                          14,290         13,076         13,907
       12/31/98           15,138         13,129         14,905
                          14,979         13,069         14,880
                          15,668         12,948         15,310
                          15,435         13,041         15,183
       12/31/99           16,212         13,020         16,042
                          16,809         13,305         16,470
                          16,713         13,531         16,507
                          17,058         13,944         16,675
       12/31/00           16,991         14,530         16,787
                          16,463         14,977         16,318
                          16,894         15,053         16,803
                          15,966         15,762         16,255
       12/31/01           16,590         15,764         16,959


                                 Average Annual Total Returns
                             for the year ended December 31, 2001*

-------------------------------------------------------------------------------------------------
               Ascent VP                       Crossroads VP                 Legacy VP
-------------------------------------------------------------------------------------------------
  1 Year       5 Years      Inception    1 Year  5 Years  Inception  1 Year  5 Years  Inception
-------------------------------------------------------------------------------------------------
  -11.54%       4.67%         8.67%      -6.99%   5.09%     8.17%    -2.37%   6.06%     8.11%
-------------------------------------------------------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The primary benchmark for Ascent VP and Crossroads VP is the Russell 3000 Index. Ascent is the most aggressive of the Generation Portfolios with a larger allocation to equities. The Russell 3000 is a broad-based equity index which includes large cap, mid cap, small cap and real estate investment trusts (REIT) securities which are reflective of the domestic equity allocation of the Portfolio. Crossroads and Legacy are the more conservative of the Generation Portfolios with a larger allocation to fixed income securities. The primary benchmark for Legacy VP is the Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index. The Salomon Broad Index is a broad-based bond index which is reflective of the domestic bond allocation of those Portfolios.

The secondary benchmarks for the Portfolios are the composite benchmarks which are made up of up to seven asset class indices (see page 52). The composite benchmark may serve as a better comparison for the Portfolio because it is more representative of the actual securities and allocations of the Portfolios.

                       AETNA GENERATION PORTFOLIOS, INC.

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

For the year ended December 31, 2001, the performance for the Aetna Generation Portfolios, Inc. (Ascent, Crossroads and Legacy) and their respective benchmarks and composite indices are listed below:

                                        PORTFOLIO                      BENCHMARK INDEX    COMPOSITE INDEX
GENERATION PORTFOLIOS                    RETURN     BENCHMARK INDEX         RETURN             RETURN
Ascent                                   -11.54%    Russell 3000 (a)       -11.46%             -6.50%
Crossroads                                -6.99%    Russell 3000 (a)       -11.46%             -2.74%
Legacy                                    -2.37%    Salomon Broad (b)        8.51%              1.00%


                            See Definition of Terms.
                                       50

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

The year 2001 may be remembered as the year that ended the longest expansion in U.S. history, the burst of the Technology bubble, and a year in which both the equity and bond markets indeed responded to the Federal Reserve (Fed) tightening bias, which began in June of 1999 and ended late in 2000. But these events are unworthy of the term "bad news" when put in the context of the September 11, 2001 terrorist attacks on America. This event we will never forget.

Over the course of the year, the Fed eased interest rates 11 times, cutting the Fed Funds rate from 6.5% to 1.75%, a 40 year low. The Federal government also did their part to stimulate the economy by reducing taxes and by appropriating monies to support the relief efforts in New York and Washington D.C., to combat terrorism, and to increase defense spending. Gross Domestic Product fell 1.3% in the third quarter and was weak in the fourth quarter, while inflation remained in check. Industrial production declined to levels not seen since pre-World War
II. Corporate profits fell to abysmal levels, plunging over 30% by year-end (as measured by Standard & Poor's (S&P) 500 Index(c)). Corporate capital spending was slashed and the economy lost over one million jobs causing unemployment to rise from 4.0% at the beginning of the year to 5.8% at year-end, as corporate profits were squeezed. On the bright side, consumers continued to spend, buy houses and refinance their mortgages, all of which helped to prop up the economy during a difficult year.

As a result of what was going on in the economic environment, domestic equity market returns resembled the path of a monster roller coaster. Creating euphoria on the way up and a true sense of terror on the way down:

For the FIRST QUARTER of 2001, the stock market produced truly bearish results. The Dow Jones Industrial Index (Dow)(j) lost 8.03% while the broader S&P 500 Index gave up 11.86%. The NASDAQ Composite Index (NASDAQ)(l), dominated by its Technology weighting, lost 25.51% to finish the quarter down 63% from its high in 2000. Value stocks continued to outpace growth stocks by 8.9% as measured by the S&P 500/Barra Indices(k). Virtually all the stock sectors, except REITs (which returned a modest 0.39%), produced negative returns over the period. In contrast to equities, bonds (as measured by the Lehman Brothers Aggregate Bond Index (LBAB)(i)) produced a positive return of 3.03%.

Over the SECOND QUARTER, domestic equity markets were able to rally in response to the Fed's inter-meeting rate cut of 25 basis points in April. The S&P 500 Index, the Dow and NASDAQ gained 5.85%, 6.75%, and 17.44%, respectively, while bonds gained a modest 0.56%. Growth stocks outpaced value stocks by a positive 3.4%, reversing the prior twelve-month trend. The best performing sectors for large-cap stocks (as measured by the S&P 500 Index) were Technology and Capital Goods, while the worst performing sectors were Utilities and Communication Services.

The THIRD QUARTER period produced the worst quarterly returns to U.S. equities since the crash of 1987, and was exacerbated by the horrific attacks on the World Trade Center and the Pentagon on September 11th. Even before September 11th, the stock market looked like it was ready to retest its March-April lows. From the beginning of the quarter through September 10th, the S&P 500 Index, the Dow, and NASDAQ were all in negative territory, posting losses of 10.5%, 8.2% and 21.5%, respectively. The immediate impact of the September 11th attacks was dramatic on the financial world. The stock market closed for 4 days while the Fed acted swiftly to infuse $70 billion into the liquidity system to insure that trades could be settled and that other issues could be tackled. They also cut the Fed Funds rate by 50 basis points before the stock market reopened on September 17th. Miraculously, the NYSE opened on that Monday ready to do business, showing the world that the U.S. financial system had weathered this enormous atrocity relatively well. In the first week following the attack, the equity market plunged more steeply than at any time since the 1930's. The S&P 500 Index, the Dow and NASDAQ fell 11.6%, 14.3% and 16.1%, respectively. During the second week, these indices rebounded to recoup some of the losses realized during the first week. By the end of the quarter, the S&P 500 Index, the Dow and NASDAQ were down 14.68%, 15.37% and 30.65%, respectively, while the LBAB was up 4.61%. Surprisingly, in a quarter with such negative absolute returns, growth stocks outpaced value stocks.

FOURTH QUARTER results continued to exhibit the year's yo-yo pattern for quarterly returns. The stock market rebounded dramatically, driven by strength in Technology stocks. The S&P 500 Index, the Dow and NASDAQ were all up for the period by 10.69%, 13.84% and 30.13% respectively, while the LBAB posted a modest 0.05% return. Growth stocks once again overtook value stocks by 5.06%. The fourth quarter rebound was not adequate enough however to reverse the year's down-


                            See Definition of Terms.
                                       51
ward trend. For the year, stocks ended down and bonds were up. Final returns were -11.88%, -5.44% and -21.05% for the S&P 500 Index, the Dow and NASDAQ, respectively, with bonds up 8.44% as measured by the LBAB.

                                                   INDEX
ASSET CLASS           BENCHMARK INDEX             RETURN
Large Cap Stocks      S&P 500 Index (c)           -11.88%
Small/Mid Cap Stocks  Russell 2500 (d)              1.22%
International Stocks  MSCI-EAFE (e)               -21.21%
Real Estate Stocks    NAREIT Equity (f)            13.93%
U.S. Dollar Bonds     Salomon Broad (b)             8.51%
International Bonds   S.B. Non-U.S. WGBI (g)       -3.54%
Cash Equivalents      U.S. 90 Day T-Bill (h)        4.09%


For the year, sector performance was led by Consumer Cyclicals and Utilities, the best performing sector of 2000 proved to be the worst performing sector of 2001. Value stocks edged past growth stocks by 1%; keeping the advantage they gained in the first quarter of the year.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIOS' PERFORMANCE OVER THE PAST TWELVE MONTHS?

For the year ended December 31, 2001, the Portfolios underperformed their custom benchmark driven primarily by adverse stock selection in domestic and international stocks and an underallocation to fixed income. Asset allocation decisions had a modest positive impact on performance driven by an overweight in domestic small- and mid-cap equities and REITs, which outperformed domestic large-cap stocks, and underweight in international equities.

AETNA ASCENT VP: The large-cap portion of the Portfolio underperformed the S&P 500 Index primarily due to adverse security and sector selection. An overweight in Utilities early in the year and poor security selection in Technology were the main drivers of underperformance in the Portfolio. Positive stock selection in the Capital Goods and Consumer Staples partially offset the negative impacts on the Portfolio. The small- and mid-cap portions of the Portfolios underperformed the Russell 2500 Index over the period mainly due to adverse stock selection in the Technology, Basic Materials, Financial and Capital Goods Sectors. Strong stock selection in Health Care and Communication Services helped to offset the negative impacts of these other sectors. Underperformance occurred primarily in January, April and October/November of this year when surges of optimism caused investors to favor stocks with poor earnings momentum, negative price momentum, negative outlooks by equity analysts and inconsistent earnings growth. Consequently, the quantitative models used to manage the Portfolio, which underweights stocks with negative earnings growth, inconsistent earnings, negative analyst outlooks, and poor price momentum, did not perform well in those periods. Stocks that helped performance included: Office Depot Inc., Rightchoice Managed Care Inc., and Panera Bread Co. Stocks that detracted from performance included: Owens-Illinois, Allied Waste Industries Inc., and Mercury Computer Systems Inc. The REIT portion of the Portfolio underperformed the NAREIT Equity REIT Index(f) mainly due to adverse stock selection in retail stocks. International equities underperformed the MSCI-EAFE Index(e) largely due to our initial overweight position in Technology and Telecom stocks. Despite a strong recovery in the fourth quarter, the early year results caused those two sectors to underperform for the year. The international component of the Portfolio did benefit from our exposure to non-bank Financials and Banks as both sectors benefited from a declining interest rate environment.

AETNA CROSSROADS VP & AETNA LEGACY VP: The large-cap portion of each Portfolio modestly outperformed the S&P 500 Index during the period. Outperformance was derived from individual security selection. Favorable security selection occurred primarily within the Industrials and Energy sectors. Positive performance from individual security selection was partially offset by the negative impact of each Portfolio's sector allocation, specifically an over-weight in Utilities. The small- and mid-cap portions of the Portfolios underperformed the Russell 2500 Index(d) over the period mainly due to adverse stock selection in the Technology, Basic Materials, Financial and Capital Goods Sectors. Strong stock selection in Health Care and Communication Services helped to offset the negative impacts of these other sectors. Underperformance occurred primarily in January, April and October/November of this year when surges of optimism caused investors to favor

                            See Definition of Terms.
                                       52
stocks with poor earnings momentum, negative price momentum, negative outlooks by equity analysts and inconsistent earnings growth. Consequently, the quantitative models used to manage the Portfolios, which underweights stocks with negative earnings growth, inconsistent earnings, negative analyst outlooks, and poor price momentum, did not perform well in those periods. Stocks that helped performance included: Office Depot Inc., RightChoice Managed Care Inc., and Panera Bread Co. Stocks that detracted from performance included:
Owens-Illinois, Allied Waste Industries Inc., and Mercury Computer Systems Inc. REITs underperformed the NAREIT Equity REIT Index mainly due to adverse stock selection in retail stocks. International equities underperformed the MSCI-EAFE Index largely due to our initial overweight position in Technology and Telecom stocks. Despite a strong recovery in the fourth quarter, the early year results caused those two sectors to underperform for the year. The international component of the Portfolios did benefit from our exposure to non- bank Financials and Banks as both sectors benefited from a declining interest rate environment.

Listed below are the asset class allocation breakdowns:

                          % OF
                       NET ASSETS       NOTIONAL VALUE*              ECONOMIC EXPOSURE*
ASSET ALLOCATION:       12/31/01         OF FUTURES                   12/31/0112/31/00                BENCHMARK         RANGE
-----------------       --------         ----------                   ----------------                ---------         -----
ASCENT
------
Large Cap Stocks          46.7%                           --                        46.7%           31.9%      35%      0-70%
Small/Mid Cap Stocks      21.0%                           --                        21.0%           22.1%      20%      0-40%
International Stocks      14.5%                          0.3%                       14.8%           18.1%      20%      0-40%
International Bonds        0.2%                           --                         0.2%            0.7%       5%      0-10%
Real Estate Stocks         6.0%                           --                         6.0%            5.5%       5%      0-10%
U.S. Dollar Bonds          8.6%                           --                         8.6%           13.8%      15%      0-30%
Cash Equivalents           3.0%                       (0.3)%                         2.7%            7.9%       --      0-30%
                       ----------  --------------------------  ----------------------------------  ------   ---------
                         100.0%                           --                       100.0%          100.0%     100%
                       ==========  ==========================  ==================================  ======   =========
CROSSROADS
----------
Large Cap Stocks          38.9%                           --                        38.9%           23.3%      25%      0-50%
Small/Mid Cap Stocks      19.0%                           --                        19.0%           17.1%      15%      0-30%
International Stocks       9.1%                          0.3%                        9.4%           13.0%      15%      0-30%
International Bonds        0.7%                           --                         0.7%            2.1%       5%      0-10%
Real Estate Stocks         6.0%                           --                         6.0%            5.9%       5%      0-10%
U.S. Dollar Bonds         23.3%                           --                        23.3%           24.0%      30%      0-60%
Cash Equivalents           3.0%                       (0.3)%                         2.7%           14.6%       5%      0-30%
                       ----------  --------------------------  ----------------------------------  ------   ---------
                         100.0%                           --                       100.0%          100.0%     100%
                       ==========  ==========================  ==================================  ======   =========
LEGACY
------
Large Cap Stocks          28.6%                           --                        28.6%           13.2%      15%      0-30%
Small/Mid Cap Stocks      13.6%                           --                        13.6%           11.4%      10%      0-20%
International Stocks       4.2%                           --                         4.2%            8.6%      10%      0-20%
International Bonds        1.1%                           --                         1.1%            4.0%       5%      0-10%
Real Estate Stocks         5.9%                           --                         5.9%            5.6%       5%      0-10%
U.S. Dollar Bonds         42.7%                           --                        42.7%           35.8%      45%      0-90%
Cash Equivalents           3.9%                           --                         3.9%           21.4%      10%      0-30%
                       ----------  --------------------------  ----------------------------------  ------   ---------
                         100.0%                           --                       100.0%          100.0%     100%
                       ==========  ==========================  ==================================  ======   =========

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions, if any. Economic exposure reflects the Portfolio's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions, if any.


                            See Definition of Terms.

WHAT IS YOUR OUTLOOK GOING FORWARD?

As the U.S. regains economic momentum in 2002, we expect a resumption of both positive equity market returns and a resumption of investors' usual focus on which individual companies are likely to produce above average returns. There are early signs that the U.S. economy has begun to emerge from its recession. In particular, the Manufacturing sector has seen a positive rebound in new orders and weekly jobless claims have begun to stabilize. Currently, the European economic recovery is lagging behind that in the U.S. Now that Western Europe has one currency, (as of January 1, 2002), this will greatly enhance price and wage transparency, offering new investment opportunities internationally. With less focus on the timing of a recovery and the actions of the Fed, we believe the market will again renew its normal preoccupation with individual companies that are exhibiting superior combinations of business momentum, market focus and valuation. These are the attributes our quantitative model is designed to measure on a bottom-up basis.

The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.

                            See Definition of Terms.
                                       54

DEFINITION OF TERMS

(a) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(b) Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(c) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(d) The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index. Each of these indices assumes reinvestment of all dividends and is unmanaged.

(e) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(f) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.

(g)  The Salomon Brothers Non-U.S. World Government Bond Index (S.B. Non-U.S.
     WGBI) serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

(h) Three-month Treasury bills are backed by full faith and credit of the U.S. Government, short-term investments are considered to be equivalent to cash because their maturity is only three months.

(i) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(j) The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

(k)  S&P 500/Barra Indices is the Standard & Poor's 500 Barra (Growth and
     Value) Indices. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Growth index contains companies with higher price-to-book ratios, while the Value index contains those with lower ratios.

(l) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The unmanaged indices described above are not available for individual direct investment.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
ASCENT


                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ---------------
COMMON STOCKS (88.2%)
UNITED STATES (73.7%)
AEROSPACE/DEFENSE (1.3%)
Alliant Techsystems Inc. + .............       8,000       $     617,600
Goodrich Co. ...........................      13,600             362,032
Lockheed Martin Corp. ..................      34,400           1,605,448
                                                           ---------------
                                                               2,585,080
                                                           ---------------
AGRICULTURE (0.5%)
Archer-Daniels-Midland Co. .............      25,400             364,490
Fresh Del Monte Produce + ..............      39,000             586,950
                                                           ---------------
                                                                 951,440
                                                           ---------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co. ...............      20,300             323,988
Visteon Corp. ..........................       1,000              15,040
                                                           ---------------
                                                                 339,028
                                                           ---------------
AUTOMOBILES (0.1%)
Ford Motor Co. .........................      15,100             237,372
                                                           ---------------
BANKS - MAJOR REGIONAL (0.8%)
Union Planters Corp. ...................      35,900           1,620,167
                                                           ---------------
BANKS - REGIONAL (0.3%)
R&G Financial Corp. - Class B ..........      38,000             651,320
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.3%)
Pepsi Bottling Group, Inc. .............      28,400             667,400
                                                           ---------------
BIOTECHNOLOGY (0.3%)
SangStat Medical Corp. + ...............      30,000             589,200
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.3%)
TeleCorp PCS, Inc. - Class A + .........      55,000             685,850
                                                           ---------------
CHEMICALS - SPECIALITY (0.8%)
International Flavors & Fragrances, Inc.      50,500           1,500,355
                                                           ---------------
COMMUNICATIONS EQUIPMENT (1.4%)
Comverse Technology, Inc. + ............       1,500              33,555
Inter-Tel, Inc. ........................      40,000             768,800
L-3 Communications Holdings, Inc. + ....       7,500             675,000
Scientific-Atlanta, Inc. ...............      14,700             351,918
UTStarcom, Inc. + ......................      30,000             855,000
                                                           ---------------
                                                               2,684,273
                                                           ---------------
COMPUTERS - HARDWARE (1.3%)
Concurrent Computer Corp. + ............      48,000             712,800
Dell Computer Corp. + ..................      71,100           1,932,498
                                                           ---------------
                                                               2,645,298
                                                           ---------------
COMPUTERS - NETWORKING (0.4%)
Alloy Inc. + ...........................      36,000             775,080
                                                           ---------------
COMPUTERS - PERIPHERALS (1.1%)
NYFIX, Inc. + ..........................      21,000             420,420
Storage Technology Corp. + .............      39,000             806,130
Western Digital Corp. + ................     150,000             940,500
                                                           ---------------
                                                               2,167,050
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (4.7%)
Affiliated Computer Services, Inc. + ...       9,000             955,170
BMC Software, Inc. + ...................      21,100             345,407

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ---------------
UNITED STATES (CONTINUED)
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Catapult Communications Corp. + ........      26,500       $     690,590
Computer Associates International, Inc.       50,800           1,752,092
Compuware Corp. + ......................     155,000           1,827,450
Mcafee.com, Inc. + .....................      21,000             712,110
Microsoft Corp. + ......................      17,600           1,166,352
Novell, Inc. + .........................      67,000             307,530
Oracle Corp. + .........................      43,500             600,735
Overture Services, Inc. + ..............      26,500             938,905
                                                           ---------------
                                                               9,296,341
                                                           ---------------
CONSUMER FINANCE (0.5%)
Countrywide Credit Industries, Inc. ....       7,600             311,372
PMI Group, Inc. (The) ..................      10,775             722,033
Providian Financial Corp. ..............       9,300              33,015
                                                           ---------------
                                                               1,066,420
                                                           ---------------
CONTAINERS - METAL & GLASS (0.4%)
Ball Corp. .............................      12,400             876,680
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (1.7%)
Bemis Co., Inc. ........................       8,700             427,866
Pactiv Corp. + .........................     163,100           2,895,025
                                                           ---------------
                                                               3,322,891
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (1.1%)
Fleming Companies, Inc. ................      31,000             573,500
Supervalu, Inc. ........................      67,900           1,501,948
                                                           ---------------
                                                               2,075,448
                                                           ---------------
ELECTRIC COMPANIES (2.5%)
Duke Energy Corp. ......................       6,300             247,338
Entergy Corp. ..........................       9,800             383,278
Exelon Corp. ...........................       5,800             277,704
FirstEnergy Corp. ......................      41,500           1,451,670
FPL Group, Inc. ........................       6,700             377,880
Pinnacle West Capital Corp. ............       7,900             330,615
PNM Resources Inc. .....................      27,000             754,650
Progress Energy, Inc. ..................       8,700             391,761
Reliant Energy Inc. ....................      14,300             379,236
Xcel Energy, Inc. ......................      13,600             377,264
                                                           ---------------
                                                               4,971,396
                                                           ---------------
ELECTRICAL EQUIPMENT (1.2%)
DRS Technologies Inc. + ................      17,300             616,745
General Electric Co. ...................      44,600           1,787,568
                                                           ---------------
                                                               2,404,313
                                                           ---------------
ELECTRONICS - COMPONENT DIST. (0.2%)
Grainger (W.W.), Inc. ..................       7,200             345,600
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.2%)
Tektronix, Inc. + ......................      14,400             371,232
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (2.6%)
Advanced Micro Devices, Inc. + .........      19,800             314,028
Analog Devices, Inc. + .................      10,100             448,339
ESS Technology, Inc. ...................      29,000             616,540


                     See Notes to Portfolio of Investments.

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ---------------
UNITED STATES (CONTINUED)
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
Intel Corp. ............................      24,200       $     761,090
Intersil Corp. + .......................      21,200             683,700
Maxim Integrated Products, Inc. + ......       2,600             136,526
Microchip Technology, Inc. + ...........      22,000             852,280
National Semiconductor Corp. + .........      22,400             689,696
Semtech Corp. + ........................      19,600             699,524
                                                           ---------------
                                                               5,201,723
                                                           ---------------
ENTERTAINMENT (0.4%)
Blockbuster Inc. - Class A .............      27,500             693,000
                                                           ---------------
FINANCIAL - DIVERSIFIED (2.9%)
Ambac Financial Group, Inc. ............       6,200             358,732
American Home Mortgage Holdings Inc. ...      33,000             399,300
Fannie Mae .............................      25,100           1,995,450
Freddie Mac ............................      29,500           1,929,300
J.P. Morgan Chase & Co. ................      23,000             836,050
USA Education Inc. .....................       1,200             100,824
                                                           ---------------
                                                               5,619,656
                                                           ---------------
FOODS (1.7%)
General Mills, Inc. ....................      17,000             884,170
Kellogg Co. ............................      51,900           1,562,190
Smithfields Foods, Inc. + ..............      39,100             861,764
                                                           ---------------
                                                               3,308,124
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (1.3%)
Alliance Gaming Corp. + ................      30,000             881,700
Argosy Gaming Co. + ....................      23,000             747,960
International Game Technology + ........      13,500             922,050
                                                           ---------------
                                                               2,551,710
                                                           ---------------
HEALTH CARE - DIVERSIFIED (0.7%)
Johnson & Johnson ......................      23,700           1,400,670
                                                           ---------------
HEALTH CARE - DRUGS (0.4%)
Medicis Pharmaceutical Corp. + .........      12,000             775,080
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.4%)
Tenet Healthcare Corp. + ...............      14,400             845,568
                                                           ---------------
HEALTH CARE - LONG TERM CARE (0.2%)
Manor Care, Inc. + .....................      13,300             315,343
                                                           ---------------
HEALTH CARE - MANAGED CARE (2.8%)
Humana, Inc. + .........................     126,200           1,487,898
Rightchoice Managed Care, Inc. + .......       9,000             629,910
UnitedHealth Group Inc. ................      24,900           1,762,173
Wellpoint Health Networks, Inc. + ......      14,300           1,670,955
                                                           ---------------
                                                               5,550,936
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (2.2%)
Apogent Technologies Inc. + ............      30,000             774,000
Bard (C.R.) Inc. .......................       5,200             335,400
Haemonetics Corp. + ....................      18,000             610,560
ResMed Inc. + ..........................      13,500             727,920
Sola International, Inc. + .............      39,000             756,600
St. Jude Medical, Inc. + ...............      14,600           1,133,690
                                                           ---------------
                                                               4,338,170
                                                           ---------------
                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ---------------
UNITED STATES (CONTINUED)
HEALTH CARE - SPECIAL SERVICES (0.4%)
Accredo Health Inc. + ..................      19,075        $    757,278
                                                           ---------------
HOMEBUILDING (1.0%)
Lennar Corp. ...........................      19,000             889,580
NVR, Inc. + ............................       5,000           1,020,000
                                                           ---------------
                                                               1,909,580
                                                           ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (1.0%)
Whirlpool Corp. ........................      26,500           1,943,245
                                                           ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.3%)
Clorox Co. .............................      37,900           1,498,945
Procter & Gamble Co. ...................      14,300           1,131,559
                                                           ---------------
                                                               2,630,504
                                                           ---------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. ...................       1,200              47,508
                                                           ---------------
INSURANCE - LIFE/HEALTH (1.2%)
Conseco, Inc. + ........................      57,800             257,788
John Hancock Financial Services, Inc. ..      38,500           1,590,050
MetLife, Inc. ..........................      15,900             503,712
                                                           ---------------
                                                               2,351,550
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (2.7%)
Fidelity National Financial, Inc. ......      26,250             651,000
First American Corp. ...................      34,500             646,530
Old Republic International Corp. .......      26,050             729,660
Progressive Corp. ......................      10,300           1,537,790
SAFECO Corp. ...........................      45,800           1,426,670
XL Capital Ltd. ........................       4,200             383,712
                                                           ---------------
                                                               5,375,362
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.2%)
Bear Stearns Co., Inc. (The) ...........       6,500             381,160
                                                           ---------------
INVESTMENT MANAGEMENT (0.6%)
BlackRock, Inc. + ......................       9,500             396,150
Eaton Vance Corp. ......................      22,000             782,100
                                                           ---------------
                                                               1,178,250
                                                           ---------------
LEISURE TIME - PRODUCTS (0.5%)
Brunswick Corp. ........................         700              15,232
Direct Focus, Inc. + ...................      28,000             873,600
                                                           ---------------
                                                                 888,832
                                                           ---------------
LODGING - HOTELS (0.1%)
Carnival Corp. .........................       4,900             137,592
La Quinta Properties, Inc. + ...........      18,600             106,764
                                                           ---------------
                                                                 244,356
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.4%)
Hillenbrand Industries, Inc. ...........      13,350             737,854
Johnson Controls, Inc. .................         700              56,525
                                                           ---------------
                                                                 794,379
                                                           ---------------
MANUFACTURING - SPECIALIZED (0.3%)
IKON Office Solutions, Inc. ............      50,000             584,500
                                                           ---------------
METALS MINING (0.2%)
Freeport-McMoRan Copper & Gold, Inc. + .      23,700             317,343
                                                           ---------------


                     See Notes to Portfolio of Investments.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
ASCENT (CONTINUED)

                                          NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ---------------
UNITED STATES (CONTINUED)
NATURAL GAS - DISTRIBUTION - PIPE LINE (1.0%)
El Paso Corp. ..........................      31,400       $   1,400,754
NICOR, Inc. ............................       7,700             320,628
NUI Corp. ..............................       6,800             161,160
                                                           ---------------
                                                               1,882,542
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.1%)
Offshore Logistics, Inc. + .............      15,450             274,392
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.1%)
Apache Corp. ...........................       1,100              54,868
Burlington Resources, Inc. .............       1,600              60,064
                                                           ---------------
                                                                 114,932
                                                           ---------------
OIL & GAS - REFINING & MARKETING (2.1%)
Ashland Oil Inc. .......................      36,700           1,691,136
Sunoco, Inc. ...........................      46,200           1,725,108
Ultramar Diamond Shamrock Corp. ........      14,000             692,720
                                                           ---------------
                                                               4,108,964
                                                           ---------------
OIL - DOMESTIC INTEGRATED (1.2%)
Amerada Hess Corp. .....................       5,100             318,750
Conoco Inc. ............................       3,000              84,900
Occidental Petroleum Corp. .............      14,800             392,644
USX-Marathon Group .....................      54,000           1,620,000
                                                           ---------------
                                                               2,416,294
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (0.7%)
Frontier Oil Corp. .....................      34,000             565,760
Tesoro Petroleum Corp. + ...............      55,000             721,050
                                                           ---------------
                                                               1,286,810
                                                           ---------------
PAPER & FOREST PRODUCTS (0.2%)
Louisiana-Pacific Corp. ................      36,100             304,684
                                                           ---------------
PHOTOGRAPHY/IMAGING (0.2%)
Xerox Corp. ............................      41,300             430,346
                                                           ---------------
REIT DIVERSIFIED (6.0%)
AMB Property Corp. .....................       6,800             176,800
Annaly Mortgage Management Inc. ........       1,700              27,200
Apartment Investment & Management Co. ..       5,600             256,088
Archstone-Smith Trust ..................      13,932             366,412
Arden Realty Group, Inc. ...............       6,200             164,300
Avalonbay Communities, Inc. ............       6,170             291,903
Bedford Property Investors, Inc. .......       3,400              76,500
Boston Properties, Inc. ................       7,000             266,000
Brandywine Realty Trust ................       3,700              77,959
BRE Properties, Inc. ...................       3,000              92,880
Camden Property Trust ..................       2,800             102,760
CarrAmerica Realty Corp. ...............       7,400             222,740
CBL & Associates Properties, Inc. ......       2,600              81,900
Chateau Communities, Inc. ..............       2,800              83,720
Chelsea GCA Realty, Inc. ...............       2,200             108,020
Colonial Properties Trust ..............       3,000              93,450
Developers Diversified Realty Corp. ....       3,700              70,670
Duke Realty Corp. ......................       6,174             150,213
EastGroup Properties, Inc. .............       2,200              50,754

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ---------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
Equity Inns, Inc. ......................       2,600       $      17,212
Equity Office Properties Trust .........      35,069           1,054,875
Equity Residential Properties Trust ....      21,004             603,025
Essex Property Trust, Inc. .............       1,200              59,292
Federal Realty Investment Inc. .........       2,800              64,400
First Industrial Realty Trust, Inc. ....       2,500              77,750
General Growth Properties, Inc. ........       6,300             244,440
Getty Realty Corp. .....................       1,500              28,275
Glenborough Realty Trust, Inc. .........       3,100              60,140
Health Care Property Investors, Inc. ...       1,600              57,936
Healthcare Realty Trust, Inc. ..........       1,200              33,600
Home Properties of New York, Inc. ......       2,300              72,680
Hospitality Properties Trust ...........       5,900             174,050
Host Marriott Corp. ....................      21,300             191,700
HRPT Properties Trust ..................       8,500              73,610
iStar Financial Inc. ...................       5,900             147,205
Keystone Property Trust ................       7,200              94,248
Kilroy Realty Corp. ....................       3,700              97,199
Kimco Realty Corp. .....................       8,400             274,596
Liberty Property Trust .................       6,000             179,100
Mack-Cali Realty Corp. .................       2,700              83,754
MeriStar Hospitality Corp. .............       8,300             117,860
Mills Corp. ............................       2,900              76,792
Mission West Properties Inc. ...........       3,400              43,248
National Health Investors, Inc. ........       3,700              54,760
National Health Realty Inc. ............       3,600              55,800
Pan Pacific Retail Properties, Inc. ....       3,100              89,032
Parkway Properties, Inc. ...............       1,400              46,480
Pennsylvania Real Estate Investment
 Trust..................................       2,000              46,400
Pinnacle Holdings Inc. + ...............      18,800               6,392
Plum Creek Timber Co. Inc. .............      14,200             402,570
Post Properties, Inc. ..................       3,400             120,734
Prentiss Properties Trust ..............       1,900              52,155
ProLogis Trust .........................      13,300             286,083
PS Business Parks, Inc. ................       1,600              50,400
Public Storage, Inc. ...................      37,700           1,259,180
Reckson Associates Realty Corp. ........       3,000              70,080
Regency Centers Corp. ..................       2,000              55,500
Rouse Co. (The) ........................       4,600             134,734
Senior Housing Properties Trust ........       7,800             108,498
Simon Property Group, Inc. .............      15,500             454,615
SL Green Realty Corp. ..................       3,700             113,627
Sovran Self Storage, Inc. ..............       2,400              74,760
Sun Communities, Inc. ..................       2,300              85,675
Taubman Centers, Inc. ..................       7,000             103,950
United Dominion Realty Trust, Inc. .....       3,700              53,280
Ventas, Inc. ...........................      10,300             118,450
Vornado Realty Trust ...................      28,700           1,193,920
Weingarten Realty Investors ............       1,700              81,600
                                                           ---------------
                                                              11,805,931
                                                           ---------------


                     See Notes to Portfolio of Investments.

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ---------------
UNITED STATES (CONTINUED)
RESTAURANTS (1.2%)
CBRL Group, Inc. .......................      25,000       $     736,000
Darden Restaurants, Inc. ...............      14,500             513,300
Panera Bread Co. - Class A + ...........      16,000             832,640
Tricon Global Restaurants, Inc. + ......       7,100             349,320
                                                           ---------------
                                                               2,431,260
                                                           ---------------
RETAIL - BUILDING SUPPLIES (1.1%)
Home Depot, Inc. .......................      24,500           1,249,745
Lowe's Co., Inc. .......................      12,500             580,125
Sherwin-Williams Co. ...................      14,300             393,250
                                                           ---------------
                                                               2,223,120
                                                           ---------------
RETAIL - COMPUTERS & ELECTRONICS (1.1%)
Circuit City Stores - Circuit City Group      17,400             451,530
RadioShack Corp. .......................      50,500           1,520,050
REX Stores Corp. + .....................       6,200             173,724
                                                           ---------------
                                                               2,145,304
                                                           ---------------
RETAIL - DEPARTMENT STORES (0.6%)
Dillards, Inc. .........................      20,900             334,400
Federated Department Stores, Inc. + ....      10,400             425,360
J.C. Penney Co., Inc. ..................      13,800             371,220
                                                           ---------------
                                                               1,130,980
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.4%)
Sears, Roebuck & Co. ...................       9,300             443,052
Wal-Mart Stores, Inc. ..................       5,200             299,260
                                                           ---------------
                                                                 742,312
                                                           ---------------
RETAIL - SPECIALITY (3.2%)
AutoZone, Inc. + .......................      35,500           2,548,900
Group 1 Automotive, Inc. + .............      25,000             712,750
Office Depot, Inc. + ...................     121,700           2,256,318
Williams-Sonoma, Inc. + ................      18,000             772,200
                                                           ---------------
                                                               6,290,168
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.5%)
Children's Place Retail Store, Inc.
 (The) + ...............................      19,000             515,850
TJX Companies, Inc. ....................      12,100             482,306
                                                           ---------------
                                                                 998,156
                                                           ---------------
RETAIL STORES - DRUG STORE (0.5%)
Caremark Rx, Inc. + ....................      55,000             897,050
                                                           ---------------
SAVINGS & LOAN COMPANIES (1.8%)
Astoria Financial Corp. ................      31,300             828,198
BankAtlantic Bancorp, Inc. .............      26,000             238,680
Charter One Financial, Inc. ............          30                 814
Flagstar Bancorp Inc. ..................      33,000             664,290
New York Community Bancorp, Inc. .......      25,000             571,750
Sovereign Bancorp, Inc. ................      63,000             771,120
Washington Mutual Financial Corp. ......      16,750             547,725
                                                           ---------------
                                                               3,622,577
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (0.6%)
Cendant Corp. + ........................      42,100             825,581
H&R Block, Inc. ........................       9,000             402,300
                                                           ---------------
                                                               1,227,881
                                                           ---------------
                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ---------------
UNITED STATES (CONTINUED)
SERVICES - COMPUTER SYSTEMS (0.8%)
Digital River, Inc. + ..................      45,000       $     716,400
Intrado Inc. + .........................      13,000             348,400
Sabre Holdings Corp. + .................      10,900             461,615
                                                           ---------------
                                                               1,526,415
                                                           ---------------
SERVICES - DATA PROCESSING (0.7%)
Equifax, Inc. ..........................      13,200             318,780
First Data Corp. .......................       8,200             643,290
Fiserv, Inc. + .........................       9,800             414,736
                                                           ---------------
                                                               1,376,806
                                                           ---------------
SPECIALITY PRINTING (1.0%)
Deluxe Corp. ...........................      49,100           2,041,578
                                                           ---------------
STEEL (0.6%)
Quanex Corp. ...........................      27,800             786,740
Worthington Industries .................      24,900             353,580
                                                           ---------------
                                                               1,140,320
                                                           ---------------
TELEPHONE (0.3%)
ALLTEL Corp. ...........................       9,900             611,127
                                                           ---------------
TELEPHONE LONG DISTANCE (0.2%)
Commonwealth Telephone Enterprises Inc.
 +......................................       7,150             325,325
Sprint Corp. ...........................       7,800             156,624
                                                           ---------------
                                                                 481,949
                                                           ---------------
TOBACCO (0.4%)
UST, Inc. ..............................      25,100             878,500
                                                           ---------------
TOTAL UNITED STATES (COST $135,228,205)                      145,223,459
                                                           ---------------
FOREIGN COMMON STOCKS (14.5%)
AUSTRALIA (0.2%)
CSR Ltd. (Construction) ................      41,000             142,504
Santos Ltd. (Oil & Gas -
 Exploration/Production)................      90,600             287,538
                                                           ---------------
TOTAL AUSTRALIA                                                  430,042
                                                           ---------------
BRAZIL (0.2%)
Empresa Brasileira de Aeronautica SA,
 ADR (Aerospace/Defense) ...............      20,500             453,665
                                                           ---------------
CANADA (0.6%)
Biovail Corp. (Health Care -
 Drugs/Pharmaceuticals) + ..............       5,900             331,875
Brookfield Properties Co. (Homebuilding)       4,200              72,240
Canadian National Railway Co.
 (Railroads)............................      10,500             506,940
Celestica Inc. (Electronics -
 Semiconductors) + .....................       8,600             347,354
                                                           ---------------
TOTAL CANADA                                                   1,258,409
                                                           ---------------
DENMARK (0.5%)
Novo-Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals).................      10,800             441,679
TDC A/S (Telephone) ....................      12,100             431,087
                                                           ---------------
TOTAL DENMARK                                                    872,766
                                                           ---------------
FINLAND (0.4%)
Nokia Oyj, ADR (Communications                33,200             814,396
 Equipment).............................                   ---------------


                     See Notes to Portfolio of Investments.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
ASCENT (CONTINUED)

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ---------------
FRANCE (1.7%)
Aventis SA (Health Care -
 Drugs/Pharmaceuticals).................       7,100        $    504,167
Bouygues SA (Engineering & Construction)       9,100             298,177
Sanofi-Synthelabo SA (Health Care -
 Drugs/Pharmaceuticals).................       6,900             514,847
Technip-Coflexip SA (Oil & Gas -
 Drilling & Equipment) .................       2,500             333,900
Thomson Multimedia (Household
 Furnishings & Appliances) + ...........      12,900             396,272
Total Fina Elf (Oil & Gas - Refining &
 Marketing).............................       5,300             756,947
Vivendi Universal SA (Broadcasting - TV,
 Radio & Cable) ........................      10,700             585,928
                                                           ---------------
TOTAL FRANCE                                                   3,390,238
                                                           ---------------
GERMANY (0.6%)
Adidas-Salomon AG (Textiles - Apparel) .       8,100             600,058
Altana AG (Health Care - Diversified) ..       3,200             159,275
Deutsche Bank AG (Banks - Money Center)        5,100             360,105
SAP AG (Computers Software/Services) ...         600              78,645
                                                           ---------------
TOTAL GERMANY                                                  1,198,083
                                                           ---------------
IRELAND (0.2%)
Allied Irish Banks Plc (Banks - Money
 Center)................................      36,300             420,180
                                                           ---------------

ISRAEL (0.2%)
Check Point Software Technologies Ltd.
 (Computers Software/Services) + .......       9,150             364,993
                                                           ---------------

ITALY (1.0%)
Autostrade SpA (Services - Commercial &
 Consumer)..............................      39,200             272,249
Banca Nazionale del Lavoro (Banks -
 Money Center) .........................     562,600           1,139,636
Saipem SpA (Engineering & Construction)       72,150             353,333
Telecom Italia SpA (Telephone Long
 Distance)..............................      33,100             282,933
                                                           ---------------
TOTAL ITALY                                                    2,048,151
                                                           ---------------
JAPAN (2.6%)
Bridgestone Corp. (Auto Parts &
 Equipment).............................      29,000             306,905
Canon, Inc. (Electronics - Component
 Dist.).................................       9,000             309,705
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) .................       3,600             320,281
Fuji Television Network, Inc.
 (Broadcasting - TV, Radio & Cable) ....          58             234,106
Honda Motor Co. (Automobiles) ..........      17,600             702,335
Mitsubishi Corp. (Electronics -
 Component Dist.) ......................      48,000             311,674
Mitsui OSK Lines, Ltd. (Shipping) ......      88,000             177,262
Nintendo Co. Ltd. (Leisure Time -
 Products)..............................       2,400             420,265
Nissan Motor Co., Ltd. (Automobiles) ...      37,000             196,208
Nitto Denko Corp. (Electrical Equipment)      12,500             288,990
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications)....................          34             399,512
Ricoh Co., Ltd. (Electronics - Component
 Dist.).................................      14,000             260,644
Sankyo Co.,  Ltd. (Health Care -
 Drugs/Pharmaceuticals).................       9,000             154,166
                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ---------------

JAPAN (CONTINUED)
SEGA Corp. (Leisure Time - Products) + .      25,200        $    502,808
Sumitomo Chemical Co., Ltd. (Chemicals -
 Diversified)...........................     104,000             353,121
Sumitomo Mitsui Banking Corp. (Banks -
 Money Center) .........................      41,000             173,623
                                                           ---------------
TOTAL JAPAN                                                    5,111,605
                                                           ---------------
MEXICO (0.7%)
America Movil SA de CV, ADR
 (Cellular/Wireless Telecommunications)       28,000             545,440
Cemex SA de CV, ADR (Construction) .....      24,298             600,161
Grupo Televisa SA, ADR (Broadcasting -
 TV, Radio & Cable) + ..................       3,900             168,402
                                                           ---------------
TOTAL MEXICO                                                   1,314,003
                                                           ---------------
NETHERLANDS (0.4%)
Koninklijke (Royal) KPN NV (Telephone
 Long Distance) + ......................      86,500             439,782
Wolters Kluwer NV (Publishing) .........      15,600             355,590
                                                           ---------------
TOTAL NETHERLANDS                                                795,372
                                                           ---------------
NORWAY (0.3%)
Norske Skogindustrier ASA (Paper &
 Forest Products) ......................      21,400             402,028
Tandberg ASA (Communications Equipment)
 +......................................       8,500             189,536
                                                           ---------------
TOTAL NORWAY                                                     591,564
                                                           ---------------
SINGAPORE (0.2%)
Flextronics International Ltd.
 (Electrical Equipment) + ..............      16,700             400,633
                                                           ---------------

SPAIN (1.0%)
Banco Santander Central Hispano, SA
 (Banks - Money Center) ................      40,700             341,012
Grupo Ferrovial, SA (Engineering &
 Construction)..........................      16,000             280,512
Indra Sistemas, SA (Computer Technology)      47,100             399,248
Sogecable, SA (Broadcasting - TV, Radio
 & Cable) + ............................      14,600             337,996
Telefonica Moviles, SA
 (Cellular/Wireless Telecommunications)
 +......................................      69,300             503,510
                                                           ---------------
TOTAL SPAIN                                                    1,862,278
                                                           ---------------
SWEDEN (0.4%)
Autoliv, Inc. (Auto Parts & Equipment) .      13,700             274,269
Eniro AB (Services - Commercial &
 Consumer)..............................      27,100             193,762
Securitas AB (Services - Commercial &
 Consumer)..............................      14,700             278,874
                                                           ---------------
TOTAL SWEDEN                                                     746,905
                                                           ---------------
SWITZERLAND (0.3%)
Converium Holding AG (Insurance -
 Multi-Line) + .........................       2,890             140,471
Logitech International SA (Computers -
 Peripherals) + ........................       9,600             351,264
Swatch Group AG (Consumer -
 Jewelry/Novelties).....................       7,200             142,674
                                                           ---------------
TOTAL SWITZERLAND                                                634,409
                                                           ---------------


                     See Notes to Portfolio of Investments.

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     ---------------
TAIWAN (0.2%)
Taiwan Semiconductor Manufacturing Co.        23,600       $     405,212
 Ltd. (Electronics - Semiconductors) + .                   ---------------

UNITED KINGDOM (2.8%)
Alliance & Leicester Plc (Banks - Major
 Regional)..............................      15,100             176,252
ARM Holdings Plc (Electronics -
 Semiconductors) + .....................      34,400             179,736
Celltech Group Plc (Biotechnology) + ...      28,300             359,982
Debenhams Plc (Retail - Department
 Stores)................................      34,900             210,285
Galen Holdings Plc (Health Care -
 Diversified)...........................      11,700             116,643
Legal & General Group Plc (Insurance -
 Multi-Line)............................     179,800             416,073
Man Group Plc (Investment
 Banking/Brokerage).....................      35,400             614,132
Northern Rock Plc (Banks - Major
 Regional)..............................      25,900             237,855
Rentokil Initial Plc (Services -
 Commercial & Consumer) ................     100,300             402,895
Royal Bank of Scotland Group Plc (Banks
 - Money Center) .......................      19,100             464,785
Shire Pharmaceuticals Group Plc (Health
 Care - Drugs/Pharmaceuticals) + .......      18,879             690,971
Telewest Communications Plc
 (Broadcasting - TV, Radio & Cable) + ..     551,600             497,735
Vodafone AirTouch Plc (Cellular/Wireless
 Telecommunications)....................     411,273           1,075,924
                                                           ---------------
TOTAL UNITED KINGDOM                                           5,443,268
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS                                   28,556,172
 (COST $26,745,804)                                        ---------------
TOTAL COMMON STOCKS                                          173,779,631
 (COST $161,974,009)                                       ---------------
                                           PRINCIPAL
                                             AMOUNT
                                          ------------
LONG-TERM BONDS AND NOTES (8.8%)
CORPORATE BONDS (3.8%)
Abbott Laboratories, 5.63%, 07/01/06 ...  $  170,000             174,549
Alcoa Inc., 7.38%, 08/01/10 ............      50,000              54,444
Allstate Corp., 7.88%, 05/01/05 ........      55,000              59,550
American Home Products Corp.,
 1.95%, 02/15/02 ++ ....................   2,000,000           1,999,269
Associates Corp. N.A., 6.95%, 11/01/18 .     105,000             108,417
AT&T Corp., 7.30%, 11/15/11 ++ .........     155,000             159,273
Bank of America Corp., 7.40%, 01/15/11 .      65,000              69,722
Bank One Corp., 6.50%, 02/01/06 ........      20,000              20,911
Boeing Capital Corp., 7.10%, 09/27/05 ..     215,000             225,823
Chase Manhattan Corp. (The), 7.09%,
 02/15/09...............................     130,000             141,131
CIT Group Holdings, Inc., 7.50%,
 11/14/03...............................      70,000              74,587
Citigroup Inc., 7.25%, 10/01/10 ........     235,000             252,068
ConAgra Foods, Inc., 7.50%, 09/15/05 ...      95,000             100,977
Conoco Funding Co., 5.45%, 10/15/06 ....      40,000              40,107
Conoco Inc., 5.90%, 04/15/04 ...........      80,000              82,642
Countrywide Home Loans, Inc.,
 6.85%, 06/15/04 .......................      75,000              78,845
                                          PRINCIPAL        MARKET VALUE
                                            AMOUNT
                                          ------------     ---------------
CORPORATE BONDS (CONTINUED)
Cox Communications Inc., 7.75%, 08/15/06  $  290,000        $    313,394
DaimlerChrysler NA Holdings Inc.,
 6.40%, 05/15/06 .......................      40,000              39,946
Duke Energy Corp., 7.38%, 03/01/10 .....      50,000              52,986
Duke Energy Field Services, Inc.,
 7.88%, 08/16/10 .......................     100,000             104,651
Electronic Data Systems Corp.,
 6.85%, 10/15/04 .......................     310,000             327,933
First Union National Bank, 7.88%,
 02/15/10...............................      35,000              38,478
Ford Motor Credit Co., 7.38%, 10/28/09 .      45,000              44,428
Ford Motor Credit Co., 7.50%, 03/15/05 .     120,000             122,764
Ford Motor Credit Co., 7.88%, 06/15/10 .      80,000              81,144
General Electric Capital Corp., 6.81%,
 11/03/03...............................     110,000             117,265
General Electric Capital Corp., 7.38%,
 01/19/10...............................     160,000             177,888
General Motors Acceptance Corp.,
 7.63%, 06/15/04 .......................      70,000              74,035
General Motors Acceptance Corp.,
 7.75%, 01/19/10 .......................      70,000              72,967
Honeywell International, 7.50%, 03/01/10     100,000             107,443
Household Finance Corp., 7.88%, 03/01/07      40,000              43,672
Kellogg Co., 6.60%, 04/01/11 ...........     100,000             102,621
Kellogg Co., 7.45%, 04/01/31 ...........      60,000              64,705
Kraft Foods, Inc., 6.50%, 11/01/31 .....      30,000              29,317
MBNA Master Credit Card Trust,
 6.40%, 01/18/05 .......................     400,000             410,000
Mellon Bank NA, 7.63%, 09/15/07 ........      60,000              65,899
Morgan Stanley Dean Witter & Co.,
 5.63%, 01/20/04 .......................      35,000              36,311
Morgan Stanley Dean Witter & Co.,
 7.13%, 01/15/03 .......................      65,000              67,918
Pepsi Bottling Holdings Inc., 5.38%,
 02/17/04 ++............................      85,000              87,602
Qwest Capital Funding Inc., 7.90%,
 08/15/10...............................      30,000              30,560
Qwest Communications International Inc.,
 7.50%, 11/01/08 .......................     160,000             159,765
Raytheon Co., 6.15%, 11/01/08 ..........      40,000              39,555
Tennessee Gas Pipeline, 7.00%, 10/15/28      180,000             161,789
Textron Financial Corp., 7.13%, 12/09/04     320,000             326,832
United Technologies Corp., 7.13%,
 11/15/10...............................     100,000             107,205
Verizon Global Funding Corp.,
 7.25%, 12/01/10 ++ ....................     195,000             208,551
WorldCom, Inc., 7.38%, 01/15/06 ++ .....     120,000             124,684
WorldCom, Inc., 7.50%, 05/15/11 ........     135,000             138,251
                                                           ---------------
TOTAL CORPORATE BONDS (COST $7,281,377)                        7,522,874
                                                           ---------------
FOREIGN AND SUPRANATIONALS (0.2%)
France Telecom, 7.75%, 03/01/11 ++ .....      50,000              53,546
Metronet Communications,
 Zero Coupon, 06/15/08 .................      85,000              42,820
Ontario (Province of), 6.00%, 02/21/06 .      65,000              67,988
Quebec (Province of), 7.50%, 09/15/29 ..      40,000              44,718
Tyco International Group SA, 6.13%,
 11/01/08...............................      75,000              74,107
Tyco International Group SA, 6.13%,
 01/15/09...............................     140,000             137,942
Tyco International Group SA, 6.75%,
 02/15/11...............................      60,000              60,436
                                                           ---------------
TOTAL FOREIGN AND SUPRANATIONALS (COST $497,135)                 481,557
                                                           ---------------


                     See Notes to Portfolio of Investments.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
ASCENT (CONTINUED)

                                          PRINCIPAL        MARKET VALUE
                                            AMOUNT
                                          ------------     ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (2.8%)
Federal Home Loan Mortgage Corp.,
 7.50%, 12/01/11 .......................  $  208,840        $    219,805
Federal National Mortgage Assoc.,
 6.00%, 06/01/28 .......................     355,830             349,493
Federal National Mortgage Assoc.,
 6.50%, 11/01/13 .......................     502,012             514,662
Federal National Mortgage Assoc.,
 6.50%, 11/12/28 # .....................     400,000             400,000
Federal National Mortgage Assoc.,
 7.00%, 01/25/30 # .....................     300,000             305,625
Federal National Mortgage Assoc.,
 7.50%, 07/01/11 .......................     116,399             122,437
Federal National Mortgage Assoc.,
 8.00%, 02/25/31 # .....................     380,000             398,289
Federal National Mortgage Assoc.,
 8.50%, 09/01/26 .......................     659,323             706,089
Federal National Mortgage Assoc. -
 Conventional Loan, 6.50%, 11/01/27 ....     615,990             617,530
Government National Mortgage Assoc.,
 6.50%, 01/15/29 .......................     388,002             389,333
Government National Mortgage Assoc.,
 7.00%, 04/15/26 .......................      71,128              72,972
Government National Mortgage Assoc.,
 7.00%, 04/15/26 .......................      75,670              77,632
Government National Mortgage Assoc.,
 7.00%, 01/15/28 .......................      15,849              16,240
Government National Mortgage Assoc.,
 7.00%, 01/15/28 .......................     430,162             440,779
Government National Mortgage Assoc.,
 7.00%, 02/15/28 .......................     488,737             500,799
Government National Mortgage Assoc.,
 7.00%, 02/15/28 .......................      15,442              15,775
Government National Mortgage Assoc.,
 8.00%, 07/15/24 .......................     252,636             267,637
                                                           ---------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                   5,415,097
 SECURITIES (COST $5,331,241)                              ---------------

U.S. TREASURY OBLIGATIONS (2.0%)
U.S. Treasury Bond, 5.25%, 02/15/29 ....     398,000             372,627
U.S. Treasury Bond, 6.13%, 08/15/29 ....     433,000             458,305
U.S. Treasury Bond, 6.25%, 05/15/30 ....     117,000             126,616
U.S. Treasury Bond, 8.13%, 08/15/21 ....     266,000             339,733
U.S. Treasury Note, 4.25%, 05/31/03 * ..     460,000             471,141
U.S. Treasury Note, 4.63%, 05/15/06 * ..     453,000             459,156
U.S. Treasury Note, 5.00%, 02/15/11 ....     194,000             193,273
U.S. Treasury Note, 5.63%, 05/15/08 ....     785,000             822,413
U.S. Treasury Note, 5.75%, 11/15/05 * ..     614,000             648,439
                                                           ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $3,698,258)              3,891,703
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST                         17,311,231
 $16,808,011)                                              ---------------
                                          PRINCIPAL        MARKET VALUE
                                            AMOUNT
                                          ------------     ---------------
SHORT-TERM INVESTMENTS (2.0%)
Federal National Mortgage Assoc.,
 1.50%, 01/02/02 .......................  $3,294,000        $  3,294,000
U.S. Treasury Bill, 2.12%, 04/04/02 @...     600,000             597,750
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $3,890,703)                                             3,891,750
                                                           ---------------
TOTAL INVESTMENTS
 (COST $182,672,723)(A)                                      194,982,612
OTHER ASSETS LESS LIABILITIES                                  2,055,059
                                                           ---------------
TOTAL NET ASSETS                                            $197,037,671
                                                           ---------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $183,831,373. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains...............................   $  17,208,948
Unrealized losses..............................      (6,057,709)
                                                 ---------------
 Net unrealized gain...........................   $  11,151,239
                                                 ===============

Information concerning open futures contracts at December 31, 2001 is shown below:

                                              NOTIONAL
                                 NO. OF        MARKET     EXPIRATION    UNREALIZED
                                CONTRACTS       VALUE        DATE       GAIN/(LOSS)
                                ---------       -----        ----       -----------
LONG CONTRACTS
-----------------
CAC 40 Index Futures..........      3       $    124,451    Mar 02     $     4,755
DAX Index Futures.............      4            461,984    Mar 02           6,544
                                            ------------               -----------
                                            $    586,435               $    11,299
                                            ============               ===========

+    Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

# When-issued or delayed delivery security. The cost of these securities is $1,112,505.

* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 2001.

@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.

ADR  - American Depositary Receipt
REIT - Real Estate Investment Trust

Category percentages are based on net assets.



                         See Notes to Financial Statements.
                                       62

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
CROSSROADS

                                  NUMBER OF                MARKET
                                   SHARES                  VALUE
                                --------------     -----------------------
COMMON STOCKS (73.0%)
UNITED STATES (63.9%)
AEROSPACE/DEFENSE (1.1%)
Alliant Techsystems Inc. + ...         6,750       $             521,100
Goodrich Co. .................        10,200                     271,524
Lockheed Martin Corp. ........        25,800                   1,204,086
                                                   -----------------------
                                                               1,996,710
                                                   -----------------------
AGRICULTURE (0.4%)
Archer-Daniels-Midland Co. ...        18,900                     271,215
Fresh Del Monte Produce + ....        32,950                     495,898
                                                   -----------------------
                                                                 767,113
                                                   -----------------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. .....        15,200                     242,592
Visteon Corp. ................           800                      12,032
                                                   -----------------------
                                                                 254,624
                                                   -----------------------
AUTOMOBILES (0.1%)
Ford Motor Co. ...............        11,100                     174,492
                                                   -----------------------
BANKS - MAJOR REGIONAL (0.7%)
Union Planters Corp. .........        26,400                   1,191,432
                                                   -----------------------
BANKS - REGIONAL (0.3%)
R&G Financial Corp. - Class B         32,175                     551,480
                                                   -----------------------
BEVERAGES - NON-ALCOHOLIC (0.3%)
Pepsi Bottling Group, Inc. ...        21,000                     493,500
                                                   -----------------------
BIOTECHNOLOGY (0.3%)
SangStat Medical Corp. + .....        25,350                     497,874
                                                   -----------------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.3%)
TeleCorp PCS, Inc. - Class A +        45,950                     572,997
                                                   -----------------------
CHEMICALS - SPECIALITY (0.7%)
International Flavors &
 Fragrances, Inc. ............        39,825                   1,183,201
                                                   -----------------------
COMMUNICATIONS EQUIPMENT (1.2%)
Comverse Technology, Inc. + ..         1,100                      24,607
Inter-Tel, Inc. ..............        33,500                     643,870
L-3 Communications Holdings,
 Inc. + ......................         6,325                     569,250
Scientific-Atlanta, Inc. .....        11,000                     263,340
UTStarcom, Inc. + ............        25,350                     722,475
                                                   -----------------------
                                                               2,223,542
                                                   -----------------------
COMPUTERS - HARDWARE (1.1%)
Concurrent Computer Corp. + ..        40,275                     598,084
Dell Computer Corp. + ........        53,300                   1,448,694
                                                   -----------------------
                                                               2,046,778
                                                   -----------------------
COMPUTERS - NETWORKING (0.4%)
Alloy Inc. + .................        30,325                     652,897
                                                   -----------------------
COMPUTERS - PERIPHERALS (1.0%)
NYFIX, Inc. + ................        17,625                     352,853
Storage Technology Corp. + ...        32,950                     681,076
Western Digital Corp. + ......       125,875                     789,236
                                                   -----------------------
                                                               1,823,165
                                                   -----------------------
COMPUTERS SOFTWARE/SERVICES (4.0%)
Affiliated Computer Services,
 Inc. + ......................         7,600                     806,588
BMC Software, Inc. + .........        15,800                     258,646
                                  NUMBER OF                MARKET
                                   SHARES                  VALUE
                                --------------     -----------------------
UNITED STATES (CONTINUED)
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Catapult Communications Corp.
 +............................        22,225       $             579,184
Computer Associates
 International, Inc. .........        37,900                   1,307,171
Compuware Corp. + ............       114,200                   1,346,418
Mcafee.com, Inc. + ...........        17,750                     601,902
Microsoft Corp. + ............        12,900                     854,883
Novell, Inc. + ...............        50,200                     230,418
Oracle Corp. + ...............        32,500                     448,825
Overture Services, Inc. + ....        22,250                     788,346
                                                   -----------------------
                                                               7,222,381
                                                   -----------------------
CONSUMER FINANCE (0.5%)
Countrywide Credit Industries,
 Inc..........................         5,700                     233,529
PMI Group, Inc. (The) ........         8,850                     593,038
Providian Financial Corp. ....         6,800                      24,140
                                                   -----------------------
                                                                 850,707
                                                   -----------------------
CONTAINERS - METAL & GLASS (0.4%)
Ball Corp. ...................        10,100                     714,070
                                                   -----------------------
CONTAINERS/PACKAGING - PAPER (1.4%)
Bemis Co., Inc. ..............         6,400                     314,752
Pactiv Corp. + ...............       124,325                   2,206,769
                                                   -----------------------
                                                               2,521,521
                                                   -----------------------
DISTRIBUTORS - FOOD & HEALTH (0.9%)
Fleming Companies, Inc. ......        26,125                     483,312
Supervalu, Inc. ..............        50,900                   1,125,908
                                                   -----------------------
                                                               1,609,220
                                                   -----------------------
ELECTRIC COMPANIES (2.1%)
Duke Energy Corp. ............         4,500                     176,670
Entergy Corp. ................         7,200                     281,592
Exelon Corp. .................         4,300                     205,884
FirstEnergy Corp. ............        30,600                   1,070,388
FPL Group, Inc. ..............         5,000                     282,000
Pinnacle West Capital Corp. ..         5,900                     246,915
PNM Resources Inc. ...........        22,850                     638,657
Progress Energy, Inc. ........         6,600                     297,198
Reliant Energy Inc. ..........        10,700                     283,764
Xcel Energy, Inc. ............        10,200                     282,948
                                                   -----------------------
                                                               3,766,016
                                                   -----------------------
ELECTRICAL EQUIPMENT (1.0%)
DRS Technologies Inc. + ......        14,650                     522,273
General Electric Co. .........        32,803                   1,314,744
                                                   -----------------------
                                                               1,837,017
                                                   -----------------------
ELECTRONICS - COMPONENT DIST. (0.1%)
Grainger (W.W.), Inc. ........         5,400                     259,200
                                                   -----------------------
ELECTRONICS - INSTRUMENTS (0.2%)
Tektronix, Inc. + ............        10,800                     278,424
                                                   -----------------------
ELECTRONICS - SEMICONDUCTORS (2.3%)
Advanced Micro Devices, Inc. +        14,800                     234,728
Analog Devices, Inc. + .......         7,600                     337,364
ESS Technology, Inc. .........        24,225                     515,024


                     See Notes to Portfolio of Investments.
                                       63

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
CROSSROADS (CONTINUED)

                                  NUMBER OF                MARKET
                                   SHARES                  VALUE
                                --------------     -----------------------
UNITED STATES (CONTINUED)
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
Intel Corp. ..................        17,600       $             553,520
Intersil Corp. + .............        17,800                     574,050
Maxim Integrated Products,
 Inc. + ......................         1,900                      99,769
Microchip Technology, Inc. + .        18,425                     713,784
National Semiconductor Corp. +        16,300                     501,877
Semtech Corp. + ..............        16,450                     587,100
                                                   -----------------------
                                                               4,117,216
                                                   -----------------------
ENTERTAINMENT (0.3%)
Blockbuster Inc. - Class A ...        23,225                     585,270
                                                   -----------------------
FINANCIAL - DIVERSIFIED (2.3%)
Ambac Financial Group, Inc. ..         4,500                     260,370
American Home Mortgage
 Holdings Inc. ...............        27,800                     336,380
Fannie Mae ...................        18,700                   1,486,650
Freddie Mac ..................        21,700                   1,419,180
J.P. Morgan Chase & Co. ......        17,300                     628,855
USA Education Inc. ...........           900                      75,618
                                                   -----------------------
                                                               4,207,053
                                                   -----------------------
FOODS (1.4%)
General Mills, Inc. ..........        12,500                     650,125
Kellogg Co. ..................        38,900                   1,170,890
Smithfields Foods, Inc. + ....        33,100                     729,524
                                                   -----------------------
                                                               2,550,539
                                                   -----------------------
GAMING, LOTTERY, & PARI-MUTUEL (1.2%)
Alliance Gaming Corp. + ......        25,175                     739,893
Argosy Gaming Co. + ..........        19,425                     631,701
International Game Technology
 +............................        11,325                     773,498
                                                   -----------------------
                                                               2,145,092
                                                   -----------------------
HEALTH CARE - DIVERSIFIED (0.6%)
Johnson & Johnson ............        17,800                   1,051,980
                                                   -----------------------
HEALTH CARE - DRUGS (0.4%)
Medicis Pharmaceutical Corp. +        10,125                     654,016
                                                   -----------------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.3%)
Tenet Healthcare Corp. + .....        10,600                     622,432
                                                   -----------------------
HEALTH CARE - LONG TERM CARE (0.1%)
Manor Care, Inc. + ...........         9,900                     234,729
                                                   -----------------------
HEALTH CARE - MANAGED CARE (2.3%)
Humana, Inc. + ...............        94,500                   1,114,155
Rightchoice Managed Care, Inc.
 +............................         7,600                     531,924
UnitedHealth Group Inc. ......        18,400                   1,302,168
Wellpoint Health Networks,
 Inc. + ......................        10,500                   1,226,925
                                                   -----------------------
                                                               4,175,172
                                                   -----------------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (2.0%)
Apogent Technologies Inc. + ..        25,125                     648,225
Bard (C.R.) Inc. .............         3,900                     251,550
Haemonetics Corp. + ..........        15,200                     515,584
ResMed Inc. + ................        11,375                     613,340
Sola International, Inc. + ...        32,950                     639,230
                                  NUMBER OF                MARKET
                                   SHARES                  VALUE
                                --------------     -----------------------
UNITED STATES (CONTINUED)
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (CONTINUED)
St. Jude Medical, Inc. + .....        11,850       $             920,152
                                                   -----------------------
                                                               3,588,081
                                                   -----------------------
HEALTH CARE - SPECIAL SERVICES (0.3%)
Accredo Health Inc. + ........        15,600                     619,320
                                                   -----------------------
HOMEBUILDING (0.9%)
Lennar Corp. .................        16,000                     749,120
NVR, Inc. + ..................         4,200                     856,800
                                                   -----------------------
                                                               1,605,920
                                                   -----------------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.8%)
Whirlpool Corp. ..............        19,500                   1,429,935
                                                   -----------------------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.1%)
Clorox Co. ...................        28,400                   1,123,220
Procter & Gamble Co. .........        10,700                     846,691
                                                   -----------------------
                                                               1,969,911
                                                   -----------------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. .........           900                      35,631
                                                   -----------------------
INSURANCE - LIFE/HEALTH (1.0%)
Conseco, Inc. + ..............        42,600                     189,996
John Hancock Financial
 Services, Inc. ..............        28,800                   1,189,440
MetLife, Inc. ................        11,900                     376,992
                                                   -----------------------
                                                               1,756,428
                                                   -----------------------
INSURANCE - PROPERTY/CASUALTY (2.3%)
Fidelity National Financial,
 Inc..........................        21,505                     533,324
First American Corp. .........        29,050                     544,397
MBIA, Inc. ...................            50                       2,681
Old Republic International
 Corp.........................        21,375                     598,714
Progressive Corp. ............         7,700                   1,149,610
SAFECO Corp. .................        34,300                   1,068,445
XL Capital Ltd. ..............         3,200                     292,352
                                                   -----------------------
                                                               4,189,523
                                                   -----------------------
INVESTMENT BANKING/BROKERAGE (0.2%)
Bear Stearns Co., Inc. (The) .         4,800                     281,472
                                                   -----------------------
INVESTMENT MANAGEMENT (0.5%)
BlackRock, Inc. + ............         8,025                     334,642
Eaton Vance Corp. ............        18,425                     655,009
                                                   -----------------------
                                                                 989,651
                                                   -----------------------
LEISURE TIME - PRODUCTS (0.4%)
Brunswick Corp. ..............           500                      10,880
Direct Focus, Inc. + .........        23,650                     737,880
                                                   -----------------------
                                                                 748,760
                                                   -----------------------
LODGING - HOTELS (0.1%)
Carnival Corp. ...............         3,600                     101,088
La Quinta Properties, Inc. + .        17,600                     101,024
                                                   -----------------------
                                                                 202,112
                                                   -----------------------
MANUFACTURING - DIVERSIFIED (0.4%)
Hillenbrand Industries, Inc. .        10,975                     606,588
Johnson Controls, Inc. .......           500                      40,375
                                                   -----------------------
                                                                 646,963
                                                   -----------------------


                     See Notes to Portfolio of Investments.
                                       64

                                  NUMBER OF                MARKET
                                   SHARES                  VALUE
                                --------------     -----------------------
UNITED STATES (CONTINUED)
MANUFACTURING - SPECIALIZED (0.3%)
IKON Office Solutions, Inc. ..        42,225       $             493,610
                                                   -----------------------
METALS MINING (0.1%)
Freeport-McMoRan Copper &
 Gold, Inc. + ................        17,800                     238,342
                                                   -----------------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.8%)
El Paso Corp. ................        23,020                   1,026,922
NICOR, Inc. ..................         5,700                     237,348
NUI Corp. ....................         5,700                     135,090
                                                   -----------------------
                                                               1,399,360
                                                   -----------------------
OIL & GAS - DRILLING & EQUIPMENT (0.1%)
Offshore Logistics, Inc. + ...        12,700                     225,552
                                                   -----------------------
OIL & GAS - EXPLORATION/PRODUCTION (0.0%)
Apache Corp. .................           770                      38,408
Burlington Resources, Inc. ...         1,200                      45,048
                                                   -----------------------
                                                                  83,456
                                                   -----------------------
OIL & GAS - REFINING & MARKETING (1.7%)
Ashland Oil Inc. .............        27,000                   1,244,160
Sunoco, Inc. .................        33,900                   1,265,826
Ultramar Diamond Shamrock
 Corp.........................        11,850                     586,338
                                                   -----------------------
                                                               3,096,324
                                                   -----------------------
OIL - DOMESTIC INTEGRATED (1.4%)
Amerada Hess Corp. ...........        16,600                   1,037,500
Conoco Inc. ..................         2,200                      62,260
Occidental Petroleum Corp. ...        11,100                     294,483
USX-Marathon Group ...........        39,600                   1,188,000
                                                   -----------------------
                                                               2,582,243
                                                   -----------------------
OIL - INTERNATIONAL INTEGRATED (0.6%)
Frontier Oil Corp. ...........        28,775                     478,816
Tesoro Petroleum Corp. + .....        46,325                     607,321
                                                   -----------------------
                                                               1,086,137
                                                   -----------------------
PAPER & FOREST PRODUCTS (0.1%)
Louisiana-Pacific Corp. ......        27,000                     227,880
                                                   -----------------------
PHOTOGRAPHY/IMAGING (0.2%)
Xerox Corp. ..................        30,900                     321,978
                                                   -----------------------
REIT DIVERSIFIED (6.0%)
AMB Property Corp. ...........         6,100                     158,600
Annaly Mortgage Management
 Inc..........................         1,600                      25,600
Apartment Investment &
 Management Co. ..............         5,200                     237,796
Archstone-Smith Trust ........        13,140                     345,582
Arden Realty Group, Inc. .....         5,800                     153,700
Avalonbay Communities, Inc. ..         5,713                     270,282
Bedford Property Investors,
 Inc..........................         3,200                      72,000
Boston Properties, Inc. ......         6,700                     254,600
Brandywine Realty Trust ......         3,500                      73,745
BRE Properties, Inc. .........         2,800                      86,688
Camden Property Trust ........         2,600                      95,420
CarrAmerica Realty Corp. .....         7,000                     210,700
CBL & Associates Properties,
 Inc..........................         2,500                      78,750
Chateau Communities, Inc. ....         2,700                      80,730
Chelsea GCA Realty, Inc. .....         2,100                     103,110
                                  NUMBER OF                MARKET
                                   SHARES                  VALUE
                                --------------     -----------------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
Colonial Properties Trust ....         2,800       $              87,220
Developers Diversified Realty
 Corp.........................         3,400                      64,940
Duke Realty Corp. ............         5,824                     141,698
EastGroup Properties, Inc. ...         2,000                      46,140
Equity Inns, Inc. ............         2,500                      16,550
Equity Office Properties Trust        32,672                     982,774
Equity Residential Properties
 Trust........................        19,502                     559,902
Essex Property Trust, Inc. ...         1,200                      59,292
Federal Realty Investment Inc.         2,600                      59,800
First Industrial Realty Trust,
 Inc..........................         2,400                      74,640
General Growth Properties,
 Inc..........................         5,900                     228,920
Getty Realty Corp. ...........         1,400                      26,390
Glenborough Realty Trust, Inc.         2,900                      56,260
Health Care Property
 Investors, Inc. .............         1,500                      54,315
Healthcare Realty Trust, Inc.          1,000                      28,000
Home Properties of New York,
 Inc..........................         2,200                      69,520
Hospitality Properties Trust .         5,600                     165,200
Host Marriott Corp. ..........        20,300                     182,700
HRPT Properties Trust ........         7,900                      68,414
iStar Financial Inc. .........         5,600                     139,720
Keystone Property Trust ......         6,800                      89,012
Kilroy Realty Corp. ..........         3,500                      91,945
Kimco Realty Corp. ...........         7,650                     250,079
Liberty Property Trust .......         5,600                     167,160
Mack-Cali Realty Corp. .......         2,500                      77,550
MeriStar Hospitality Corp. ...         7,600                     107,920
Mills Corp. ..................         2,700                      71,496
Mission West Properties Inc. .         3,200                      40,704
National Health Investors,
 Inc..........................         3,400                      50,320
National Health Realty Inc. ..         3,300                      51,150
Pan Pacific Retail Properties,
 Inc..........................         3,000                      86,160
Parkway Properties, Inc. .....         1,300                      43,160
Pennsylvania Real Estate
 Investment Trust ............         1,800                      41,760
Pinnacle Holdings Inc. + .....        17,500                       5,950
Plum Creek Timber Co. Inc. ...        13,500                     382,725
Post Properties, Inc. ........         3,300                     117,183
Prentiss Properties Trust ....         1,800                      49,410
ProLogis Trust ...............        12,500                     268,875
PS Business Parks, Inc. ......         1,500                      47,250
Public Storage, Inc. .........        32,900                   1,098,860
Reckson Associates Realty
 Corp.........................         2,800                      65,408
Regency Centers Corp. ........         1,900                      52,725
Rouse Co. (The) ..............         4,300                     125,947
Senior Housing Properties
 Trust........................         7,500                     104,325
Simon Property Group, Inc. ...        14,600                     428,218
SL Green Realty Corp. ........         3,500                     107,485
Sovran Self Storage, Inc. ....         2,300                      71,645
Sun Communities, Inc. ........         2,200                      81,950
Taubman Centers, Inc. ........         6,700                      99,495
United Dominion Realty Trust,
 Inc..........................         3,400                      48,960


                     See Notes to Portfolio of Investments.
                                       65

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
CROSSROADS (CONTINUED)

                                   NUMBER OF                MARKET
                                    SHARES                  VALUE
                                --------------     -----------------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
Ventas, Inc. .................         9,500       $             109,250
Vornado Realty Trust .........        24,700                   1,027,520
Weingarten Realty Investors ..         1,600                      76,800
                                                   -----------------------
                                                              10,898,095
                                                   -----------------------
RESTAURANTS (1.1%)
CBRL Group, Inc. .............        21,050                     619,712
Darden Restaurants, Inc. .....        10,600                     375,240
Panera Bread Co. - Class A + .        13,425                     698,637
Tricon Global Restaurants,
 Inc. + ......................         5,300                     260,760
                                                   -----------------------
                                                               1,954,349
                                                   -----------------------
RETAIL - BUILDING SUPPLIES (0.9%)
Home Depot, Inc. .............        18,400                     938,584
Lowe's Co., Inc. .............         9,400                     436,254
Sherwin-Williams Co. .........        10,500                     288,750
                                                   -----------------------
                                                               1,663,588
                                                   -----------------------
RETAIL - COMPUTERS & ELECTRONICS (0.9%)
Circuit City Stores - Circuit
 City Group ..................        14,525                     376,924
RadioShack Corp. .............        37,900                   1,140,790
REX Stores Corp. + ...........         5,650                     158,313
                                                   -----------------------
                                                               1,676,027
                                                   -----------------------
RETAIL - DEPARTMENT STORES (0.5%)
Dillards, Inc. ...............        15,400                     246,400
Federated Department Stores,
 Inc. + ......................         7,800                     319,020
J.C. Penney Co., Inc. ........        10,100                     271,690
                                                   -----------------------
                                                                 837,110
                                                   -----------------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.3%)
Sears, Roebuck & Co. .........         7,000                     333,480
Wal-Mart Stores, Inc. ........         3,800                     218,690
                                                   -----------------------
                                                                 552,170
                                                   -----------------------
RETAIL - SPECIALITY (2.7%)
AutoZone, Inc. + .............        28,000                   2,010,400
Group 1 Automotive, Inc. + ...        21,125                     602,274
Office Depot, Inc. + .........        89,300                   1,655,622
Williams-Sonoma, Inc. + ......        15,100                     647,790
                                                   -----------------------
                                                               4,916,086
                                                   -----------------------
RETAIL SPECIALITY - APPAREL (0.4%)
Children's Place Retail Store,
 Inc. (The) + ................        15,950                     433,042
TJX Companies, Inc. ..........         8,900                     354,754
                                                   -----------------------
                                                                 787,796
                                                   -----------------------
RETAIL STORES - DRUG STORE (0.4%)
Caremark Rx, Inc. + ..........        44,775                     730,280
                                                   -----------------------
SAVINGS & LOAN COMPANIES (1.6%)
Astoria Financial Corp. ......        25,800                     682,668
BankAtlantic Bancorp, Inc. ...        21,900                     201,042
Flagstar Bancorp Inc. ........        27,800                     559,614
New York Community Bancorp,
 Inc..........................        21,125                     483,129
Sovereign Bancorp, Inc. ......        53,225                     651,474
Washington Mutual Financial
 Corp.........................        12,500                     408,750
                                                   -----------------------
                                                               2,986,677
                                                   -----------------------
                                   NUMBER OF                MARKET
                                    SHARES                  VALUE
                                --------------     -----------------------
UNITED STATES (CONTINUED)
SERVICES - COMMERCIAL & CONSUMER (0.5%)
Cendant Corp. + ..............        31,500       $             617,715
H&R Block, Inc. ..............         6,800                     303,960
                                                   -----------------------
                                                                 921,675
                                                   -----------------------
SERVICES - COMPUTER SYSTEMS (0.7%)
Digital River, Inc. + ........        37,750                     600,980
Intrado Inc. + ...............        10,975                     294,130
Sabre Holdings Corp. + .......         8,200                     347,270
                                                   -----------------------
                                                               1,242,380
                                                   -----------------------
SERVICES - DATA PROCESSING (0.6%)
Equifax, Inc. ................         9,900                     239,085
First Data Corp. .............         6,000                     470,700
Fiserv, Inc. + ...............         7,300                     308,936
                                                   -----------------------
                                                               1,018,721
                                                   -----------------------
SPECIALITY PRINTING (0.8%)
Deluxe Corp. .................        36,000                   1,496,880
                                                   -----------------------
STEEL (0.5%)
Quanex Corp. .................        23,400                     662,220
Worthington Industries .......        18,300                     259,860
                                                   -----------------------
                                                                 922,080
                                                   -----------------------
TELEPHONE (0.3%)
ALLTEL Corp. .................         7,300                     450,629
Qwest Communications
 International Inc. ..........            40                         565
                                                   -----------------------
                                                                 451,194
                                                   -----------------------
TELEPHONE LONG DISTANCE (0.2%)
Commonwealth Telephone
 Enterprises Inc. + ..........         5,875                     267,313
Sprint Corp. .................         5,800                     116,464
                                                   -----------------------
                                                                 383,777
                                                   -----------------------
TOBACCO (0.4%)
UST, Inc. ....................        18,500                     647,500
                                                   -----------------------
TOTAL UNITED STATES (COST
 $107,628,315)                                               115,736,834
                                                   -----------------------
FOREIGN COMMON STOCKS (9.1%)
AUSTRALIA (0.1%)
CSR Ltd. (Construction) ......        23,600                      82,027
Santos Ltd. (Oil & Gas -
 Exploration/Production)......        53,100                     168,524
                                                   -----------------------
TOTAL AUSTRALIA                                                  250,551
                                                   -----------------------
BRAZIL (0.2%)
Empresa Brasileira de
 Aeronautica SA, ADR
 (Aerospace/Defense)..........        11,700                     258,921
                                                   -----------------------
CANADA (0.4%)
Biovail Corp. (Health Care -
 Drugs/Pharmaceuticals) + ....         3,400                     191,250
Brookfield Properties Co.
 (Homebuilding)...............         3,900                      67,080
Canadian National Railway Co.
 (Railroads)..................         5,800                     280,024
Celestica Inc. (Electronics -
 Semiconductors) + ...........         5,600                     226,184
                                                   -----------------------
TOTAL CANADA                                                     764,538
                                                   -----------------------


                     See Notes to Portfolio of Investments.

                                   NUMBER OF                MARKET
                                    SHARES                  VALUE
                                --------------     -----------------------
DENMARK (0.2%)
Novo-Nordisk A/S (Health Care
 - Drugs/Pharmaceuticals) ....         4,400       $             179,943
TDC A/S (Telephone) ..........         7,100                     252,952
                                                   -----------------------
TOTAL DENMARK                                                    432,895
                                                   -----------------------
FINLAND (0.3%)
Nokia Oyj, ADR (Communications
 Equipment)...................        18,800                     461,164
                                                   -----------------------
FRANCE (1.1%)
Aventis SA (Health Care -
 Drugs/Pharmaceuticals).......         4,200                     298,239
Bouygues SA (Engineering &
 Construction)................         5,400                     176,940
Sanofi-Synthelabo SA (Health
 Care - Drugs/Pharmaceuticals)         4,000                     298,462
Technip-Coflexip SA (Oil & Gas
 - Drilling & Equipment) .....         1,500                     200,340
Thomson Multimedia (Household
 Furnishings & Appliances) + .         7,700                     236,535
Total Fina Elf (Oil & Gas -
 Refining & Marketing) .......         3,100                     442,743
Vivendi Universal SA
 (Broadcasting - TV, Radio &
 Cable).......................         5,900                     323,082
                                                   -----------------------
TOTAL FRANCE                                                   1,976,341
                                                   -----------------------
GERMANY (0.4%)
Adidas-Salomon AG (Textiles -
 Apparel).....................         4,800                     355,590
Altana AG (Health Care -
 Diversified).................         1,900                      94,570
Deutsche Bank AG (Banks -
 Money Center) ...............         3,000                     211,826
SAP AG (Computers
 Software/Services)...........           400                      52,430
                                                   -----------------------
TOTAL GERMANY                                                    714,416
                                                   -----------------------
IRELAND (0.1%)
Allied Irish Banks Plc (Banks
 - Money Center) .............        21,500                     248,867
                                                   -----------------------
ISRAEL (0.1%)
Check Point Software
 Technologies Ltd. (Computers
 Software/Services) + ........         5,450                     217,400
                                                   -----------------------
ITALY (0.7%)
Autostrade SpA (Services -
 Commercial & Consumer) ......        22,900                     159,043
Banca Nazionale del Lavoro
 (Banks - Money Center) ......       333,900                     676,368
Saipem SpA (Engineering &
 Construction)................        40,900                     200,296
Telecom Italia SpA (Telephone
 Long Distance) ..............        19,400                     165,828
                                                   -----------------------
TOTAL ITALY                                                    1,201,535
                                                   -----------------------
JAPAN (1.6%)
Bridgestone Corp. (Auto Parts
 & Equipment) ................        15,000                     158,744
Canon, Inc. (Electronics -
 Component Dist.) ............         5,000                     172,059
Fast Retailing Co. Ltd.
 (Retail Speciality - Apparel)         2,000                     177,934
Fuji Television Network, Inc.
 (Broadcasting - TV, Radio &
 Cable).......................            34                     137,235
Honda Motor Co. (Automobiles)         10,600                     422,997
                                  NUMBER OF             MARKET VALUE
                                   SHARES
                                --------------     -----------------------
JAPAN (CONTINUED)
Mitsubishi Corp. (Electronics
 - Component Dist.) ..........        28,000       $             181,810
Mitsui OSK Lines, Ltd.
 (Shipping)...................        50,000                     100,717
Nintendo Co. Ltd. (Leisure
 Time - Products) ............         1,400                     245,155
Nissan Motor Co., Ltd.
 (Automobiles)................        21,000                     111,361
Nitto Denko Corp. (Electrical
 Equipment)...................         7,400                     171,082
NTT DoCoMo, Inc.
 (Cellular/Wireless
 Telecommunications)..........            19                     223,256
Ricoh Co., Ltd. (Electronics -
 Component Dist. .............         8,000                     148,939
Sankyo Co.,  Ltd. (Health Care
 - Drugs/Pharmaceuticals) ....         5,000                      85,648
SEGA Corp. (Leisure Time -
 Products) + .................        11,500                     229,456
Sumitomo Chemical Co., Ltd.
 (Chemicals - Diversified) ...        61,000                     207,119
Sumitomo Mitsui Banking Corp.
 (Banks - Money Center) ......        25,000                     105,868
                                                   -----------------------
TOTAL JAPAN                                                    2,879,380
                                                   -----------------------
MEXICO (0.4%)
America Movil SA de CV, ADR
 (Cellular/Wireless
 Telecommunications)..........        16,400                     319,472
Cemex SA de CV, ADR
 (Construction)...............        15,145                     374,081
Grupo Televisa SA, ADR
 (Broadcasting - TV, Radio &
 Cable) + ....................         2,300                      99,314
                                                   -----------------------
TOTAL MEXICO                                                     792,867
                                                   -----------------------
NETHERLANDS (0.3%)
Koninklijke (Royal) KPN NV
 (Telephone Long Distance) + .        51,000                     259,293
Wolters Kluwer NV (Publishing)         9,100                     207,428
                                                   -----------------------
TOTAL NETHERLANDS                                                466,721
                                                   -----------------------
NORWAY (0.2%)
Norske Skogindustrier ASA
 (Paper & Forest Products) ...        12,500                     234,829
Tandberg ASA (Communications
 Equipment) +.................         4,800                     107,032
                                                   -----------------------
TOTAL NORWAY                                                     341,861
                                                   -----------------------
SINGAPORE (0.1%)
Flextronics International Ltd.
 (Electrical Equipment) + ....         9,900                     237,501
                                                   -----------------------
SPAIN (0.6%)
Banco Santander Central
 Hispano, SA (Banks - Money
 Center)......................        22,400                     187,682
Grupo Ferrovial, SA
 (Engineering & Construction)          9,200                     161,294
Indra Sistemas, SA (Computer
 Technology)..................        27,000                     228,869
Sogecable, SA (Broadcasting -
 TV, Radio & Cable) + ........         8,400                     194,463
Telefonica Moviles, SA
 (Cellular/Wireless
 Telecommunications) + .......        40,500                     294,259
                                                   -----------------------
TOTAL SPAIN                                                    1,066,567
                                                   -----------------------
SWEDEN (0.3%)
Autoliv, Inc. (Auto Parts &
 Equipment)...................         8,000                     160,157


                     See Notes to Portfolio of Investments.
                                       67

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
CROSSROADS (CONTINUED)

                                 NUMBER OF             MARKET VALUE
                                   SHARES
                                --------------     -----------------------
SWEDEN (CONTINUED)
Eniro AB (Services -
 Commercial & Consumer).......        16,000       $             114,398
Securitas AB (Services -
 Commercial & Consumer) ......         8,700                     165,048
                                                   -----------------------
TOTAL SWEDEN                                                     439,603
                                                   -----------------------
SWITZERLAND (0.2%)
Converium Holding AG
 (Insurance - Multi-Line) + ..         1,700                      82,630
Logitech International SA
 (Computers - Peripherals) + .         6,000                     219,540
Swatch Group AG (Consumer -
 Jewelry/Novelties)...........         4,250                      84,217
                                                   -----------------------
TOTAL SWITZERLAND                                                386,387
                                                   -----------------------
TAIWAN (0.1%)
Taiwan Semiconductor
 Manufacturing Co. Ltd.
 (Electronics -
 Semiconductors) + ...........        13,900                     238,663
                                                   -----------------------
UNITED KINGDOM (1.7%)
Alliance & Leicester Plc
 (Banks - Major Regional) ....         8,900                     103,884
ARM Holdings Plc (Electronics
 - Semiconductors) + .........        19,600                     102,408
Celltech Group Plc
 (Biotechnology) + ...........        16,500                     209,883
Debenhams Plc (Retail -
 Department Stores) ..........        20,100                     121,110
Galen Holdings Plc (Health
 Care - Diversified) .........         6,900                      68,790
Legal & General Group Plc
 (Insurance - Multi-Line) ....       101,900                     235,805
Man Group Plc (Investment
 Banking/Brokerage)...........        20,000                     346,967
Northern Rock Plc (Banks -
 Major Regional) .............        15,100                     138,672
Rentokil Initial Plc (Services
 - Commercial & Consumer) ....        57,700                     231,775
Royal Bank of Scotland Group
 Plc (Banks - Money Center) ..        11,300                     274,977
Shire Pharmaceuticals Group
 Plc (Health Care -
 Drugs/Pharmaceuticals) + ....        11,051                     404,467
Telewest Communications Plc
 (Broadcasting - TV, Radio &
 Cable) + ....................       313,400                     282,796
Vodafone AirTouch Plc
 (Cellular/Wireless
 Telecommunications)..........       242,765                     635,093
                                                   -----------------------
TOTAL UNITED KINGDOM                                           3,156,627
                                                   -----------------------
TOTAL FOREIGN COMMON STOCKS
 (COST $15,446,587 )                                          16,532,805
                                                   -----------------------
TOTAL COMMON STOCKS
 (COST $123,074,902)                                         132,269,639
                                                   -----------------------
                                  PRINCIPAL
                                   AMOUNT
                                --------------
LONG-TERM BONDS AND NOTES (24.0%)
CORPORATE BONDS (9.5%)
Abbott Laboratories, 5.63%,
 07/01/06.....................   $   420,000                     431,239
Alcoa Inc., 7.38%, 08/01/10 ..        80,000                      87,110
                                  PRINCIPAL             MARKET VALUE
                                   AMOUNT
                                --------------     -----------------------
CORPORATE BONDS (CONTINUED)
Allstate Corp., 7.88%,
 05/01/05.....................   $   120,000       $             129,928
Associates Corp. N.A., 6.95%,
 11/01/18.....................       160,000                     165,206
American Home Products Corp.,
 1.88%, 01/09/02 ++ ..........     3,500,000                   3,498,721
AT&T Corp., 7.30%, 11/15/11 ++       245,000                     251,755
Bank of America Corp., 7.40%,
 01/15/11.....................       120,000                     128,717
Bank One Corp., 6.50%,
 02/01/06.....................        65,000                      67,959
Boeing Capital Corp., 7.10%,
 09/27/05.....................       365,000                     383,374
Chase Manhattan Corp. (The),
 7.09%, 02/15/09 .............       640,000                     694,797
Citigroup Inc., 7.25%,
 10/01/10.....................       410,000                     439,778
ConAgra Foods, Inc., 7.50%,
 09/15/05.....................       270,000                     286,988
Conoco Funding Co., 5.45%,
 10/15/06.....................       100,000                     100,268
Conoco Inc., 5.90%, 04/15/04 *       135,000                     139,459
Countrywide Home Loans, Inc.,
 6.85%, 06/15/04 .............       140,000                     147,178
Cox Communications Inc.,
 7.75%, 08/15/06 .............       495,000                     534,932
DaimlerChrysler NA Holdings
 Inc.,
 6.40%, 05/15/06 .............       100,000                      99,866
Duke Energy Corp., 7.38%,
 03/01/10.....................       165,000                     174,855
Duke Energy Field Services,
 Inc.,
 7.88%, 08/16/10 .............       175,000                     183,139
Electronic Data Systems Corp.,
 6.85%, 10/15/04 .............       530,000                     560,661
First Union National Bank,
 7.88%, 02/15/10 .............       115,000                     126,426
Ford Motor Credit Co., 7.38%,
 10/28/09.....................       140,000                     138,219
Ford Motor Credit Co., 7.50%,
 03/15/05.....................       220,000                     225,067
Ford Motor Credit Co., 7.88%,
 06/15/10.....................       410,000                     415,863
General Electric Capital
 Corp., 6.81%, 11/03/03.......       380,000                     405,099
General Electric Capital
 Corp., 7.38%, 01/19/10.......       345,000                     383,571
General Motors Acceptance
 Corp.,
 7.63%, 06/15/04 .............       115,000                     121,629
General Motors Acceptance
 Corp.,
 7.75%, 01/19/10 .............       170,000                     177,206
Honeywell International,
 7.50%, 03/01/10 .............       175,000                     188,025
Household Finance Corp.,
 5.88%, 09/25/04 .............       625,000                     643,638
Household Finance Corp.,
 7.88%, 03/01/07 .............       140,000                     152,851
Kellogg Co., 6.60%, 04/01/11 .       200,000                     205,242
Kellogg Co., 7.45%, 04/01/31 .       115,000                     124,018
Kraft Foods, Inc., 6.50%,
 11/01/31.....................        85,000                      83,065
MBNA Master Credit Card Trust,
 6.40%, 01/18/05 .............     1,400,000                   1,435,000
Mellon Bank NA, 7.63%,
 09/15/07.....................       120,000                     131,797
Morgan Stanley Dean Witter &
 Co.,
 5.63%, 01/20/04 .............       115,000                     119,309
Morgan Stanley Dean Witter &
 Co.,
 7.13%, 01/15/03 .............       225,000                     235,100
Norwest Financial, Inc.,
 5.38%, 09/30/03 .............       625,000                     647,137
Pepsi Bottling Holdings Inc.,
 5.38%, 02/17/04 ++ ..........       290,000                     298,877
Qwest Capital Funding Inc.,
 7.90%, 08/15/10 .............        75,000                      76,400
Qwest Communications
 International Inc., 7.50%,
 11/01/08.....................       460,000                     459,324
Raytheon Co., 6.15%, 11/01/08        100,000                      98,887
Tennessee Gas Pipeline, 7.00%,
 10/15/28.....................       330,000                     296,614


                     See Notes to Portfolio of Investments.

                                  PRINCIPAL             MARKET VALUE
                                   AMOUNT
                                --------------     -----------------------
CORPORATE BONDS (CONTINUED)
Textron Financial Corp.,
 7.13%, 12/09/04 .............   $   530,000       $             541,316
United Technologies Corp.,
 7.13%, 11/15/10 .............       160,000                     171,528
Verizon Global Funding Corp.,
 7.25%, 12/01/10 ++ ..........       380,000                     406,406
WorldCom, Inc., 7.38%,
 01/15/06 ++ .................       205,000                     213,001
WorldCom, Inc., 7.50%,
 05/15/11.....................       250,000                     256,020
                                                   -----------------------
TOTAL CORPORATE BONDS (COST $16,734,351)                      17,282,565
                                                   -----------------------
FOREIGN AND SUPRANATIONALS (0.7%)
France Telecom, 7.75%,
 03/01/11 ++ .................        85,000                      91,028
Metronet Communications,
 Zero Coupon, 06/15/08 .......       240,000                     120,903
Ontario (Province of), 6.00%,
 02/21/06.....................       130,000                     135,976
Quebec (Province of), 7.50%,
 09/15/29.....................       130,000                     145,332
Tyco International Group SA,
 6.13%, 11/01/08 .............       125,000                     123,512
Tyco International Group SA,
 6.13%, 01/15/09 .............       500,000                     492,650
Tyco International Group SA,
 6.75%, 02/15/11 .............        95,000                      95,691
                                                   -----------------------
TOTAL FOREIGN AND SUPRANATIONALS (COST
 $1,260,929)                                                   1,205,092
                                                   -----------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (7.7%)
Federal Home Loan Mortgage
 Corp.,
 7.00%, 02/15/31 # ...........     2,160,000                   2,202,530
Federal Home Loan Mortgage
 Corp.,
 7.50%, 12/01/11 .............       334,672                     352,242
Federal National Mortgage
 Assoc.,
 6.00%, 02/01/29 .............     1,463,610                   1,437,543
Federal National Mortgage
 Assoc.,
 6.50%, 11/01/13 .............       892,465                     914,955
Federal National Mortgage
 Assoc.,
 7.00%, 01/25/30 # ...........       600,000                     611,250
Federal National Mortgage
 Assoc.,
 7.50%, 07/01/11 .............       185,730                     195,364
Federal National Mortgage
 Assoc.,
 8.00%, 02/25/31 # ...........     1,030,000                   1,079,574
Federal National Mortgage
 Assoc.,
 8.50%, 09/01/26 .............     1,119,215                   1,198,601
Federal National Mortgage
 Assoc. - Conventional Loan,
 6.50%, 02/01/28 .............     1,225,242                   1,227,913
Government National Mortgage
 Assoc.,
 6.50%, 01/15/29 .............       488,745                     490,422
Government National Mortgage
 Assoc.,
 7.00%, 12/15/27 .............        64,997                      66,601
Government National Mortgage
 Assoc.,
 7.00%, 01/15/28 .............       113,024                     115,813
Government National Mortgage
 Assoc.,
 7.00%, 01/15/28 .............        58,504                      59,948
Government National Mortgage
 Assoc.,
 7.00%, 01/15/28 .............       103,039                     105,582
Government National Mortgage
 Assoc.,
 7.00%, 01/15/28 .............       158,331                     162,238
Government National Mortgage
 Assoc.,
 7.00%, 02/15/28 .............       234,561                     240,350
Government National Mortgage
 Assoc.,
 7.00%, 02/15/28 .............       356,507                     365,305
Government National Mortgage
 Assoc.,
 7.00%, 02/15/28 .............       201,495                     206,468
                                  PRINCIPAL             MARKET VALUE
                                   AMOUNT
                                --------------     -----------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage
 Assoc.,
 7.00%, 02/15/28 .............  $     94,882       $              97,224
Government National Mortgage
 Assoc.,
 7.00%, 02/15/28 .............       149,029                     152,242
Government National Mortgage
 Assoc.,
 7.00%, 02/15/28 .............       189,422                     193,506
Government National Mortgage
 Assoc.,
 7.00%, 02/15/28 .............       355,772                     363,443
Government National Mortgage
 Assoc.,
 7.00%, 02/15/28 .............       633,928                     647,595
Government National Mortgage
 Assoc.,
 7.50%, 12/15/23 .............       787,716                     820,698
Government National Mortgage
 Assoc.,
 7.50%, 02/15/32 #............       300,000                     310,314
Government National Mortgage
 Assoc.,
 8.00%, 07/15/24 .............       303,163                     321,165
                                                   -----------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $13,803,904)                                13,938,886
                                                   -----------------------
U.S. TREASURY OBLIGATIONS (6.1%)
U.S. Treasury Bond, 5.25%,
 02/15/29.....................     1,068,000                     999,915
U.S. Treasury Bond, 6.13%,
 08/15/29.....................     2,140,000                   2,265,062
U.S. Treasury Bond, 6.25%,
 05/15/30.....................       213,000                     230,506
U.S. Treasury Bond, 8.13%,
 05/15/21.....................       900,000                   1,148,769
U.S. Treasury Note, 4.25%,
 05/31/03 * ..................     1,000,000                   1,024,220
U.S. Treasury Note, 4.63%,
 05/15/06.....................       910,000                     922,367
U.S. Treasury Note, 4.75%,
 01/31/03 * ..................       415,000                     426,479
U.S. Treasury Note, 5.00%,
 02/15/11.....................       376,000                     374,590
U.S. Treasury Note, 5.50%,
 03/31/03 * ..................     1,200,000                   1,246,308
U.S. Treasury Note, 5.75%,
 11/15/05.....................       732,000                     773,058
U.S. Treasury Note, 5.75%,
 08/15/10.....................       200,000                     209,812
U.S. Treasury Note, 6.00%,
 08/15/04.....................       900,000                     955,125
U.S. Treasury Note, 6.00%,
 08/15/09.....................       178,000                     189,625
U.S. Treasury Note, 6.50%,
 03/31/02 * ..................       159,000                     160,814
U.S. Treasury Note, 8.75%,
 05/15/17.....................       140,000                     183,925
                                                   -----------------------
TOTAL U.S. TREASURY OBLIGATIONS (COST
 $10,772,307)                                                 11,110,575
                                                   -----------------------
TOTAL LONG-TERM BONDS AND
 NOTES (COST $42,571,491)                                     43,537,118
                                                   -----------------------
SHORT-TERM INVESTMENTS (3.9%)
Federal Home Loan Mortgage
 Corp.,
 2.13%, 01/24/02 * ...........     2,000,000                   1,997,403
Federal National Mortgage
 Assoc.,
 1.50%, 01/02/02 .............     4,726,000                   4,726,000
U.S. Treasury Bill, 1.67%,
 04/04/02 @...................       400,000                     398,500
                                                   -----------------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $7,121,205)                                             7,121,903
                                                   -----------------------
TOTAL INVESTMENTS
 (COST $172,767,598)(A)                                      182,928,660
OTHER ASSETS LESS LIABILITIES                                 (1,632,366)
                                                   -----------------------
TOTAL NET ASSETS                                   $         181,296,294
                                                   =======================


                     See Notes to Portfolio of Investments.
                                       69

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
CROSSROADS (CONTINUED)

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $173,932,936. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains................................          $ 13,433,761
Unrealized losses...............................           (4,438,037)
                                                  --------------------
 Net unrealized gain............................          $  8,995,724
                                                  ====================


Information concerning open futures contracts at December 31, 2001 is shown below:

                                       NOTIONAL
                           NO. OF       MARKET      EXPIRATION       UNREALIZED
                         CONTRACTS       VALUE         DATE         GAIN/(LOSS)
                        ------------  -----------  -------------  ----------------
    LONG CONTRACTS
----------------------
CAC 40 Index Futures..       4         $165,935       Mar 02         $   6,340
DAX Index Futures.....       3          346,488       Mar 02             4,908
                                      ---------                   ------------
                                       $512,423                      $  11,248
                                      =========                   ============


+    Non-income producing security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 2001.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
# When-issued or delayed delivery security. The cost of these securities is $4,232,096.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.

ADR  - American Depositary Receipt
REIT - Real Estate Investment Trust

Category percentages are based on net assets.

                       See Notes to Financial Statements.
                                       70

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
LEGACY

                                 NUMBER OF                   MARKET
                                  SHARES                    VALUE
                           ----------------------     --------------------
COMMON STOCKS (52.3%)
UNITED STATES (48.1%)
AEROSPACE/DEFENSE (0.9%)
Alliant Techsystems Inc.
 +.......................                 3,400       $          262,480
Goodrich Co. ............                 6,100                  162,382
Lockheed Martin Corp. ...                14,800                  690,716
                                                      --------------------
                                                               1,115,578
                                                      --------------------
AGRICULTURE (0.3%)
Archer-Daniels-Midland
 Co......................                13,200                  189,420
Fresh Del Monte Produce +                16,800                  252,840
                                                      --------------------
                                                                 442,260
                                                      --------------------
ALUMINUM (0.0%)
Alcoa Inc. ..............                    12                      427
                                                      --------------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co.                  9,100                  145,236
                                                      --------------------
AUTOMOBILES (0.1%)
Ford Motor Co. ..........                 5,800                   91,176
                                                      --------------------
BANKS - MAJOR REGIONAL (0.5%)
Union Planters Corp. ....                13,700                  618,281
                                                      --------------------
BANKS - REGIONAL (0.2%)
R&G Financial Corp. -
 Class B ................                15,800                  270,812
                                                      --------------------
BEVERAGES - NON-ALCOHOLIC (0.3%)
Pepsi Bottling Group,
 Inc.....................                14,000                  329,000
                                                      --------------------
BIOTECHNOLOGY (0.2%)
SangStat Medical Corp. +                 12,800                  251,392
                                                      --------------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.2%)
TeleCorp PCS, Inc. -
 Class A + ..............                23,075                  287,745
                                                      --------------------
CHEMICALS - SPECIALITY (0.6%)
International Flavors &
 Fragrances, Inc. .......                25,650                  762,061
                                                      --------------------
COMMUNICATIONS EQUIPMENT (0.9%)
Inter-Tel, Inc. .........                16,900                  324,818
L-3 Communications
 Holdings, Inc. + .......                 3,200                  288,000
Scientific-Atlanta, Inc.                  7,800                  186,732
UTStarcom, Inc. + .......                12,800                  364,800
                                                      --------------------
                                                               1,164,350
                                                      --------------------
COMPUTERS - HARDWARE (0.9%)
Concurrent Computer Corp.
 +.......................                20,425                  303,311
Dell Computer Corp. + ...                30,600                  831,708
Palm, Inc. + ............                    18                       70
                                                      --------------------
                                                               1,135,089
                                                      --------------------
COMPUTERS - NETWORKING (0.3%)
Alloy Inc. + ............                15,325                  329,947
                                                      --------------------
COMPUTERS - PERIPHERALS (0.7%)
NYFIX, Inc. + ...........                 8,950                  179,179
Storage Technology Corp.
 +.......................                16,625                  343,639
Western Digital Corp. + .                63,850                  400,339
                                                      --------------------
                                                                 923,157
                                                      --------------------
COMPUTERS SOFTWARE/SERVICES (3.2%)
Affiliated Computer
 Services, Inc. + .......                 3,825                  405,947
BMC Software, Inc. + ....                11,200                  183,344
Catapult Communications
 Corp. + ................                11,175                  291,221
                                 NUMBER OF                   MARKET
                                  SHARES                    VALUE
                           ----------------------     --------------------
UNITED STATES (CONTINUED)
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Computer Associates
 International, Inc. ....                24,500       $          845,005
Compuware Corp. + .......                65,300                  769,887
Mcafee.com, Inc. + ......                 8,950                  303,494
Microsoft Corp. + .......                 6,700                  444,009
Novell, Inc. + ..........                30,000                  137,700
Oracle Corp. + ..........                23,100                  319,011
Overture Services, Inc. +                11,275                  399,473
                                                      --------------------
                                                               4,099,091
                                                      --------------------
CONSUMER FINANCE (0.3%)
Countrywide Credit
 Industries, Inc. .......                 2,900                  118,813
PMI Group, Inc. (The) ...                 4,600                  308,246
Providian Financial Corp.                 2,600                    9,230
                                                      --------------------
                                                                 436,289
                                                      --------------------
CONTAINERS - METAL & GLASS (0.2%)
Ball Corp. ..............                 4,200                  296,940
                                                      --------------------
CONTAINERS/PACKAGING - PAPER (1.1%)
Bemis Co., Inc. .........                 4,400                  216,392
Pactiv Corp. + ..........                65,600                1,164,400
                                                      --------------------
                                                               1,380,792
                                                      --------------------
DISTRIBUTORS - FOOD & HEALTH (0.7%)
Fleming Companies, Inc. .                13,175                  243,737
Supervalu, Inc. .........                28,800                  637,056
                                                      --------------------
                                                                 880,793
                                                      --------------------
ELECTRIC COMPANIES (1.4%)
Entergy Corp. ...........                 3,900                  152,529
FirstEnergy Corp. .......                19,500                  682,110
FPL Group, Inc. .........                 3,500                  197,400
Pinnacle West Capital
 Corp....................                 2,600                  108,810
PNM Resources Inc. ......                11,625                  324,919
Progress Energy, Inc. ...                 3,900                  175,617
Reliant Energy Inc. .....                 3,700                   98,124
Xcel Energy, Inc. .......                 3,800                  105,412
                                                      --------------------
                                                               1,844,921
                                                      --------------------
ELECTRICAL EQUIPMENT (0.7%)
DRS Technologies Inc. + .                 7,450                  265,592
General Electric Co. ....                17,100                  685,368
                                                      --------------------
                                                                 950,960
                                                      --------------------
ELECTRONICS - COMPONENT DIST. (0.1%)
Grainger (W.W.), Inc. ...                 3,300                  158,400
                                                      --------------------
ELECTRONICS - INSTRUMENTS (0.1%)
Tektronix, Inc. + .......                 7,700                  198,506
                                                      --------------------
ELECTRONICS - SEMICONDUCTORS (1.7%)
Advanced Micro Devices,
 Inc. + .................                 8,200                  130,052
Analog Devices, Inc. + ..                 5,200                  230,828
ESS Technology, Inc. ....                12,200                  259,372
Intel Corp. .............                 7,400                  232,730
Intersil Corp. + ........                 8,950                  288,638
Maxim Integrated
 Products, Inc. + .......                 1,300                   68,263
Microchip Technology,
 Inc. + .................                 9,300                  360,282
National Semiconductor
 Corp. + ................                 9,600                  295,584

                     See Notes to Portfolio of Investments.
                                       71

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
LEGACY (CONTINUED)

                                NUMBER OF                   MARKET
                                  SHARES                    VALUE
                           ----------------------     --------------------
UNITED STATES (CONTINUED)
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
Semtech Corp. + .........                 8,350                  298,011
                                                      --------------------
                                                               2,163,760
                                                      --------------------
ENTERTAINMENT (0.2%)
Blockbuster Inc. - Class
 A.......................                11,725                  295,470
                                                      --------------------
FINANCIAL - DIVERSIFIED (1.6%)
American Home Mortgage
 Holdings Inc. ..........                14,050                  170,005
Fannie Mae ..............                 9,500                  755,250
Freddie Mac .............                11,600                  758,640
J.P. Morgan Chase & Co. .                 9,700                  352,595
                                                      --------------------
                                                               2,036,490
                                                      --------------------
FOODS (1.1%)
General Mills, Inc. .....                 8,500                  442,085
Kellogg Co. .............                22,700                  683,270
Smithfields Foods, Inc. +                16,650                  366,966
                                                      --------------------
                                                               1,492,321
                                                      --------------------
GAMING, LOTTERY, & PARI-MUTUEL (0.8%)
Alliance Gaming Corp. + .                12,775                  375,457
Argosy Gaming Co. + .....                 9,800                  318,696
International Game
 Technology + ...........                 5,750                  392,725
                                                      --------------------
                                                               1,086,878
                                                      --------------------
HEALTH CARE - DIVERSIFIED (0.4%)
Johnson & Johnson .......                 9,300                  549,630
                                                      --------------------
HEALTH CARE - DRUGS (0.3%)
Medicis Pharmaceutical                    5,125                  331,066
 Corp. + ................
                                                      --------------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.3%)
Tenet Healthcare Corp. +                  6,000                  352,320
                                                      --------------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ......                   800                   18,968
                                                      --------------------
HEALTH CARE - MANAGED CARE (1.7%)
Humana, Inc. + ..........                55,300                  651,987
Rightchoice Managed Care,
 Inc. + .................                 3,825                  267,712
UnitedHealth Group Inc. .                10,200                  721,854
Wellpoint Health
 Networks, Inc. + .......                 5,100                  595,935
                                                      --------------------
                                                               2,237,488
                                                      --------------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.5%)
Apogent Technologies Inc.
 +.......................                12,675                  327,015
Bard (C.R.) Inc. ........                 2,400                  154,800
Haemonetics Corp. + .....                 7,675                  260,336
ResMed Inc. + ...........                 5,825                  314,084
Sola International, Inc.
 +.......................                16,625                  322,525
St. Jude Medical, Inc. +                  6,575                  510,549
                                                      --------------------
                                                               1,889,309
                                                      --------------------
HEALTH CARE - SPECIAL SERVICES (0.2%)
Accredo Health Inc. + ...                 8,225                  326,533
                                                      --------------------
HOMEBUILDING (0.6%)
Lennar Corp. ............                 8,100                  379,242
NVR, Inc. + .............                 2,125                  433,500
                                                      --------------------
                                                                 812,742
                                                      --------------------
                                 NUMBER OF                   MARKET
                                   SHARES                    VALUE
                           ----------------------     --------------------
UNITED STATES (CONTINUED)
HOUSEHOLD FURNISHINGS & APPLIANCES (0.6%)
Whirlpool Corp. .........                10,500       $          769,965
                                                      --------------------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.0%)
Clorox Co. ..............                18,600                  735,630
Procter & Gamble Co. ....                 7,400                  585,562
                                                      --------------------
                                                               1,321,192
                                                      --------------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. ....                   500                   19,795
                                                      --------------------
INSURANCE - LIFE/HEALTH (0.7%)
Conseco, Inc. + .........                 6,700                   29,882
John Hancock Financial
 Services, Inc. .........                17,500                  722,750
MetLife, Inc. ...........                 7,000                  221,760
                                                      --------------------
                                                                 974,392
                                                      --------------------
INSURANCE - PROPERTY/CASUALTY (1.8%)
Fidelity National
 Financial, Inc. ........                11,175                  277,140
First American Corp. ....                14,700                  275,478
Old Republic
 International Corp. ....                11,100                  310,911
Progressive Corp. .......                 4,600                  686,780
SAFECO Corp. ............                19,700                  613,655
XL Capital Ltd. .........                 2,300                  210,128
                                                      --------------------
                                                               2,374,092
                                                      --------------------
INVESTMENT MANAGEMENT (0.4%)
BlackRock, Inc. + .......                 4,050                  168,885
Eaton Vance Corp. .......                 9,300                  330,615
                                                      --------------------
                                                                 499,500
                                                      --------------------
LEISURE TIME - PRODUCTS (0.3%)
Direct Focus, Inc. + ....                11,925                  372,060
                                                      --------------------
LODGING - HOTELS (0.1%)
La Quinta Properties,
 Inc. + .................                13,000                   74,620
                                                      --------------------
MANUFACTURING - DIVERSIFIED (0.3%)
Hillenbrand Industries,
 Inc.....................                 5,750                  317,803
Johnson Controls, Inc. ..                   300                   24,225
                                                      --------------------
                                                                 342,028
                                                      --------------------
MANUFACTURING - SPECIALIZED (0.2%)
IKON Office Solutions,
 Inc.....................                21,325                  249,289
                                                      --------------------
METALS MINING (0.1%)
Freeport-McMoRan Copper &
 Gold, Inc. + ...........                  9,734                 130,338
                                                      --------------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.3%)
NICOR, Inc. .............                 7,800                  324,792
NUI Corp. ...............                 2,900                   68,730
                                                      --------------------
                                                                 393,522
                                                      --------------------
OIL & GAS - DRILLING & EQUIPMENT (0.1%)
Offshore Logistics, Inc.
 +.......................                 6,650                  118,104
                                                      --------------------
OIL & GAS - REFINING & MARKETING (1.5%)
Ashland Oil Inc. ........                19,700                  907,776
Sunoco, Inc. ............                18,300                  683,322
Ultramar Diamond Shamrock
 Corp....................                 6,025                  298,117
                                                      --------------------
                                                               1,889,215
                                                      --------------------
OIL - DOMESTIC INTEGRATED (0.5%)
Amerada Hess Corp. ......                   300                   18,750


                     See Notes to Portfolio of Investments.

                                 NUMBER OF                   MARKET
                                  SHARES                    VALUE
                           ----------------------     --------------------
UNITED STATES (CONTINUED)
OIL - DOMESTIC INTEGRATED (CONTINUED)
USX-Marathon Group ......                20,900                  627,000
                                                      --------------------
                                                                 645,750
                                                      --------------------
OIL - INTERNATIONAL INTEGRATED (0.4%)
Frontier Oil Corp. ......                14,650                  243,776
Tesoro Petroleum Corp. +                 23,425                  307,102
                                                      --------------------
                                                                 550,878
                                                      --------------------
PAPER & FOREST PRODUCTS (0.1%)
Louisiana-Pacific Corp. .                16,100                  135,884
                                                      --------------------
PHOTOGRAPHY/IMAGING (0.1%)
Xerox Corp. .............                18,500                  192,770
                                                      --------------------
REIT DIVERSIFIED (5.9%)
AMB Property Corp. ......                 4,300                  111,800
Annaly Mortgage
 Management Inc. ........                 1,200                   19,200
Apartment Investment &
 Management Co. .........                 3,800                  173,774
Archstone-Smith Trust ...                 9,757                  256,609
Arden Realty Group, Inc.                  4,200                  111,300
Avalonbay Communities,
 Inc.....................                 4,201                  198,749
Bedford Property
 Investors, Inc. ........                 2,300                   51,750
Boston Properties, Inc. .                 5,000                  190,000
Brandywine Realty Trust .                 2,600                   54,782
BRE Properties, Inc. ....                 2,000                   61,920
Camden Property Trust ...                 1,900                   69,730
CarrAmerica Realty Corp.                  5,100                  153,510
CBL & Associates
 Properties, Inc. .......                 1,900                   59,850
Chateau Communities, Inc.                 2,000                   59,800
Chelsea GCA Realty, Inc.                  1,600                   78,560
Colonial Properties Trust                 2,000                   62,300
Developers Diversified
 Realty Corp. ...........                 2,500                   47,750
Duke Realty Corp. .......                 4,278                  104,084
EastGroup Properties,
 Inc.....................                 1,500                   34,605
Equity Inns, Inc. .......                 1,800                   11,916
Equity Office Properties
 Trust...................                23,180                  697,254
Equity Residential
 Properties Trust .......                14,204                  407,797
Essex Property Trust,
 Inc.....................                   800                   39,528
Federal Realty Investment
 Inc.....................                 1,900                   43,700
First Industrial Realty
 Trust, Inc. ............                 1,800                   55,980
General Growth
 Properties, Inc. .......                 4,400                  170,720
Getty Realty Corp. ......                 1,100                   20,735
Glenborough Realty Trust,
 Inc.....................                 2,100                   40,740
Health Care Property
 Investors, Inc. ........                 1,100                   39,831
Healthcare Realty Trust,
 Inc.....................                   700                   19,600
Home Properties of New
 York, Inc. .............                 1,600                   50,560
Hospitality Properties
 Trust...................                 4,200                  123,900
Host Marriott Corp. .....                15,000                  135,000
HRPT Properties Trust ...                 5,700                   49,362
iStar Financial Inc. ....                 4,200                  104,790
Keystone Property Trust .                 4,800                   62,832
Kilroy Realty Corp. .....                 2,500                   65,675
Kimco Realty Corp. ......                 5,250                  171,623
Liberty Property Trust ..                 4,100                  122,385
                                 NUMBER OF                   MARKET
                                  SHARES                    VALUE
                           ----------------------     --------------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
Mack-Cali Realty Corp. ..                 1,800       $           55,836
MeriStar Hospitality
 Corp....................                 5,600                   79,520
Mills Corp. .............                 1,900                   50,312
Mission West Properties
 Inc.....................                 2,400                   30,528
National Health
 Investors, Inc. ........                 2,400                   35,520
National Health Realty
 Inc.....................                 2,400                   37,200
Pan Pacific Retail
 Properties, Inc. .......                 2,200                   63,184
Parkway Properties, Inc.                  1,000                   33,200
Pennsylvania Real Estate
 Investment Trust .......                 1,300                   30,160
Pinnacle Holdings Inc. +                 12,700                    4,318
Plum Creek Timber Co.
 Inc.....................                10,000                  283,500
Post Properties, Inc. ...                 2,400                   85,224
Prentiss Properties Trust                 1,300                   35,685
ProLogis Trust ..........                 9,300                  200,043
PS Business Parks, Inc. .                 1,100                   34,650
Public Storage, Inc. ....                19,325                  645,455
Reckson Associates Realty
 Corp....................                 2,000                   46,720
Regency Centers Corp. ...                 1,400                   38,850
Rouse Co. (The) .........                 3,100                   90,799
Senior Housing Properties
 Trust...................                 5,500                   76,505
Simon Property Group,
 Inc.....................                10,800                  316,764
SL Green Realty Corp. ...                 2,500                   76,775
Sovran Self Storage, Inc.                 1,700                   52,955
Sun Communities, Inc. ...                 1,600                   59,600
Taubman Centers, Inc. ...                 4,900                   72,765
United Dominion Realty
 Trust, Inc. ............                 2,500                   36,000
Ventas, Inc. ............                 6,900                   79,350
Vornado Realty Trust ....                14,050                  584,480
Weingarten Realty
 Investors...............                 1,200                   57,600
                                                      --------------------
                                                               7,627,499
                                                      --------------------
RESTAURANTS (0.8%)
CBRL Group, Inc. ........                10,650                  313,536
Darden Restaurants, Inc.                  5,700                  201,780
Panera Bread Co. - Class
 A + ....................                 6,800                  353,872
Tricon Global
 Restaurants, Inc. + ....                 3,700                  182,040
                                                      --------------------
                                                               1,051,228
                                                      --------------------
RETAIL - BUILDING SUPPLIES (0.8%)
Home Depot, Inc. ........                10,900                  556,009
Lowe's Co., Inc. ........                 5,600                  259,896
Sherwin-Williams Co. ....                 7,100                  195,250
                                                      --------------------
                                                               1,011,155
                                                      --------------------
RETAIL - COMPUTERS & ELECTRONICS (0.7%)
Circuit City Stores -
 Circuit City Group .....                 7,300                  189,435
RadioShack Corp. ........                21,800                  656,180
REX Stores Corp. + ......                 2,850                   79,857
                                                      --------------------
                                                                 925,472
                                                      --------------------
RETAIL - DEPARTMENT STORES (0.1%)
J.C. Penney Co., Inc. ...                 5,300                  142,570
                                                      --------------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.2%)
Sears, Roebuck & Co. ....                 4,200                  200,088


                     See Notes to Portfolio of Investments.
                                       73

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
LEGACY (CONTINUED)

                                 NUMBER OF                  MARKET
                                  SHARES                    VALUE
                           ----------------------     --------------------
UNITED STATES (CONTINUED)
RETAIL - GENERAL MERCHANDISE CHAINS (CONTINUED)
Wal-Mart Stores, Inc. ...                 2,000       $          115,100
                                                      --------------------
                                                                 315,188
                                                      --------------------
RETAIL - SPECIALITY (2.0%)
AutoZone, Inc. + ........                15,075                1,082,385
Group 1 Automotive, Inc.
 +.......................                10,650                  303,632
Office Depot, Inc. + ....                47,000                  871,380
Williams-Sonoma, Inc. + .                 7,675                  329,257
                                                      --------------------
                                                               2,586,654
                                                      --------------------
RETAIL SPECIALITY - APPAREL (0.3%)
Children's Place Retail
 Store, Inc. (The) + ....                 8,100                  219,915
TJX Companies, Inc. .....                 4,600                  183,356
                                                      --------------------
                                                                 403,271
                                                      --------------------
RETAIL STORES - DRUG STORE (0.3%)
Caremark Rx, Inc. + .....                22,600                  368,606
                                                      --------------------
SAVINGS & LOAN COMPANIES (1.1%)
Astoria Financial Corp. .                13,350                  353,241
BankAtlantic Bancorp,
 Inc.....................                10,200                   93,636
Flagstar Bancorp Inc. ...                14,025                  282,323
New York Community
 Bancorp, Inc. ..........                10,650                  243,566
Sovereign Bancorp, Inc. .                26,850                  328,644
Washington Mutual
 Financial Corp. ........                 3,300                  107,910
                                                      --------------------
                                                               1,409,320
                                                      --------------------
SERVICES - COMMERCIAL & CONSUMER (0.4%)
Cendant Corp. + .........                18,800                  368,668
H&R Block, Inc. .........                 4,000                  178,800
                                                      --------------------
                                                                 547,468
                                                      --------------------
SERVICES - COMPUTER SYSTEMS (0.5%)
Digital River, Inc. + ...                19,000                  302,480
Intrado Inc. + ..........                 5,550                  148,740
Sabre Holdings Corp. + ..                 4,300                  182,105
                                                      --------------------
                                                                 633,325
                                                      --------------------
SERVICES - DATA PROCESSING (0.5%)
Equifax, Inc. ...........                 7,100                  171,465
First Data Corp. ........                 3,800                  298,110
Fiserv, Inc. + ..........                 5,100                  215,832
                                                      --------------------
                                                                 685,407
                                                      --------------------
SPECIALITY PRINTING (0.6%)
Deluxe Corp. ............                19,000                  790,020
                                                      --------------------
STEEL (0.4%)
Quanex Corp. ............                11,975                  338,893
Worthington Industries ..                 9,900                  140,580
                                                      --------------------
                                                                 479,473
                                                      --------------------
TELEPHONE (0.2%)
ALLTEL Corp. ............                 5,000                  308,650
                                                      --------------------
TELEPHONE LONG DISTANCE (0.1%)
Commonwealth Telephone
 Enterprises Inc. + .....                 3,075                  139,913
                                                      --------------------
                                 NUMBER OF                  MARKET
                                  SHARES                    VALUE
                           ----------------------     --------------------
UNITED STATES (CONTINUED)
TOBACCO (0.3%)
UST, Inc. ...............                10,900       $          381,500
                                                      --------------------
TOTAL UNITED STATES (COST
 $57,934,820)                                                 62,566,291
                                                      --------------------
FOREIGN COMMON STOCKS (4.2%)
AUSTRALIA (0.1%)
CSR Ltd. (Construction) .                 8,500                   29,543
Santos Ltd. (Oil & Gas -
 Exploration/Production).                21,000                   66,648
                                                      --------------------
TOTAL AUSTRALIA                                                   96,191
                                                      --------------------
BRAZIL (0.0%)
Empresa Brasileira de
 Aeronautica SA, ADR
 (Aerospace/Defense).....                 3,000                   66,390
                                                      --------------------
CANADA (0.3%)
Biovail Corp. (Health
 Care -
 Drugs/Pharmaceuticals) +                 1,300                   73,125
Brookfield Properties Co.
 (Homebuilding)..........                 2,800                   48,160
Canadian National Railway
 Co. (Railroads) ........                 2,500                  120,700
Celestica Inc.
 (Electronics -
 Semiconductors) + ......                 2,600                  105,014
                                                      --------------------
TOTAL CANADA                                                     346,999
                                                      --------------------
DENMARK (0.1%)
Novo-Nordisk A/S (Health
 Care -
 Drugs/Pharmaceuticals)..                 2,000                   81,792
TDC A/S (Telephone) .....                 2,300                   81,942
                                                      --------------------
TOTAL DENMARK                                                    163,734
                                                      --------------------
FINLAND (0.1%)
Nokia Oyj, ADR
 (Communications
 Equipment)..............                 7,200                  176,616
                                                      --------------------
FRANCE (0.5%)
Aventis SA (Health Care -
 Drugs/Pharmaceuticals)..                 1,400                   99,413
Bouygues SA (Engineering
 & Construction) ........                 1,900                   62,257
Sanofi-Synthelabo SA
 (Health Care -
 Drugs/Pharmaceuticals)..                 1,000                   74,616
Technip-Coflexip SA (Oil
 & Gas - Drilling &
 Equipment)..............                   300                   40,068
Thomson Multimedia
 (Household Furnishings &
 Appliances) + ..........                 2,500                   76,797
Total Fina Elf (Oil & Gas
 - Refining & Marketing).                 1,100                  157,102
Vivendi Universal SA
 (Broadcasting - TV,
 Radio & Cable) .........                 1,900                  104,043
                                                      --------------------
TOTAL FRANCE                                                     614,296
                                                      --------------------
GERMANY (0.1%)
Adidas-Salomon AG
 (Textiles - Apparel) ...                 1,200                   88,898
Altana AG (Health Care -
 Diversified)............                   700                   34,841
Deutsche Bank AG (Banks -
 Money Center) ..........                   500                   35,304
SAP AG (Computers
 Software/Services)......                   200                   26,215
                                                      --------------------
TOTAL GERMANY                                                    185,258
                                                      --------------------
IRELAND (0.0%)
Allied Irish Banks Plc
 (Banks - Money Center) .                 5,900                   68,294
                                                      --------------------


                     See Notes to Portfolio of Investments.

                                 NUMBER OF                   MARKET
                                  SHARES                    VALUE
                           ----------------------     --------------------
ISRAEL (0.1%)
Check Point Software
 Technologies Ltd.
 (Computers
 Software/Services) + ...                 2,050       $           81,775
                                                      --------------------
ITALY (0.3%)
Autostrade SpA (Services
 - Commercial & Consumer)                 8,300                   57,645
Banca Nazionale del
 Lavoro (Banks - Money
 Center).................               107,250                  217,252
Saipem SpA (Engineering &
 Construction)...........                14,900                   72,968
Telecom Italia SpA
 (Telephone Long
 Distance)...............                 7,500                   64,109
                                                      --------------------
TOTAL ITALY                                                      411,974
                                                      --------------------
JAPAN (0.7%)
Canon, Inc. (Electronics
 - Component Dist.) .....                 2,000                   68,824
Fast Retailing Co. Ltd.
 (Retail Speciality -
 Apparel)................                   700                   62,277
Fuji Television Network,
 Inc. (Broadcasting - TV,
 Radio & Cable) .........                    12                   48,436
Honda Motor Co.
 (Automobiles)...........                 3,400                  135,679
Mitsubishi Corp.
 (Electronics - Component
 Dist.)..................                 6,000                   38,959
Mitsui OSK Lines, Ltd.
 (Shipping)..............                18,000                   36,258
Nintendo Co. Ltd.
 (Leisure Time -
 Products)...............                   500                   87,555
Nissan Motor Co., Ltd.
 (Automobiles)...........                 8,000                   42,423
Nitto Denko Corp.
 (Electrical Equipment) .                 2,300                   53,174
NTT DoCoMo, Inc.
 (Cellular/Wireless
 Telecommunications).....                     6                   70,502
Ricoh Co., Ltd.
 (Electronics - Component
 Dist.)..................                 3,000                   55,852
Sankyo Co.,  Ltd. (Health
 Care -
 Drugs/Pharmaceuticals)..                 2,000                   34,259
SEGA Corp. (Leisure Time
 - Products) + ..........                 3,300                   65,844
Sumitomo Chemical Co.,
 Ltd. (Chemicals -
 Diversified)............                19,000                   64,513
Sumitomo Mitsui Banking
 Corp. (Banks - Money
 Center).................                 9,000                   38,112
                                                      --------------------
TOTAL JAPAN                                                      902,667
                                                      --------------------
MEXICO (0.2%)
America Movil SA de CV,
 ADR (Cellular/Wireless
 Telecommunications).....                 5,600                  109,088
Cemex SA de CV, ADR
 (Construction)..........                 4,534                  111,990
Grupo Televisa SA, ADR
 (Broadcasting - TV,
 Radio & Cable) + .......                   700                   30,226
                                                      --------------------
TOTAL MEXICO                                                     251,304
                                                      --------------------
NETHERLANDS (0.1%)
Koninklijke (Royal) KPN
 NV (Telephone Long
 Distance) + ............                16,300                   82,872
Wolters Kluwer NV
 (Publishing)............                 2,900                   66,103
                                                      --------------------
TOTAL NETHERLANDS                                                148,975
                                                      --------------------
NORWAY (0.1%)
Norske Skogindustrier ASA
 (Paper & Forest
 Products)...............                 3,400                   63,874
Tandberg ASA
 (Communications
 Equipment) + ...........                 2,100                   46,826
                                                      --------------------
TOTAL NORWAY                                                     110,700
                                                      --------------------
                                NUMBER OF                   MARKET
                                  SHARES                    VALUE
                           ----------------------     --------------------
SINGAPORE (0.1%)
Flextronics International
 Ltd. (Electrical
 Equipment) + ...........                 3,900       $           93,561
                                                      --------------------
SPAIN (0.3%)
Banco Santander Central
 Hispano, SA (Banks -
 Money Center) ..........                 8,100                   67,867
Grupo Ferrovial, SA
 (Engineering &
 Construction)...........                 2,200                   38,570
Indra Sistemas, SA
 (Computer Technology) ..                 9,600                   81,376
Sogecable, SA
 (Broadcasting - TV,
 Radio & Cable) + .......                 3,000                   69,451
Telefonica Moviles, SA
 (Cellular/Wireless
 Telecommunications) + ..                14,500                  105,352
                                                      --------------------
TOTAL SPAIN                                                      362,616
                                                      --------------------
SWEDEN (0.1%)
Autoliv, Inc. (Auto Parts
 & Equipment) ...........                 2,500                   50,049
Eniro AB (Services -
 Commercial & Consumer) .                 5,100                   36,465
Securitas AB (Services -
 Commercial & Consumer) .                 2,000                   37,942
                                                      --------------------
TOTAL SWEDEN                                                     124,456
                                                      --------------------
SWITZERLAND (0.1%)
Converium Holding AG
 (Insurance -
 Multi-Line) + ..........                   550                   26,733
Logitech International SA
 (Computers -
 Peripherals) + .........                 3,200                  117,088
Swatch Group AG (Consumer
 - Jewelry/Novelties) ...                 1,350                   26,752
                                                      --------------------
TOTAL SWITZERLAND                                                170,573
                                                      --------------------
TAIWAN (0.1%)
Taiwan Semiconductor
 Manufacturing Co. Ltd.
 (Electronics -
 Semiconductors) + ......                 4,400                   75,548
                                                      --------------------
UNITED KINGDOM (0.8%)
Alliance & Leicester Plc
 (Banks - Major Regional)                 2,900                   33,850
ARM Holdings Plc
 (Electronics -
 Semiconductors) + ......                 6,900                   36,052
Celltech Group Plc
 (Biotechnology) + ......                 4,300                   54,697
Debenhams Plc (Retail -
 Department Stores) .....                 4,800                   28,922
Galen Holdings Plc
 (Health Care -
 Diversified)............                 2,400                   23,927
Legal & General Group Plc
 (Insurance - Multi-Line)                31,800                   73,588
Man Group Plc (Investment
 Banking/Brokerage)......                 6,400                  111,029
Northern Rock Plc (Banks
 - Major Regional) ......                 6,600                   60,611
Rentokil Initial Plc
 (Services - Commercial &
 Consumer)...............                19,600                   78,731
Royal Bank of Scotland
 Group Plc (Banks - Money
 Center).................                 3,700                   90,037
Shire Pharmaceuticals
 Group Plc (Health Care -
 Drugs/Pharmaceuticals) +                 3,470                  127,002
Telewest Communications
 Plc (Broadcasting - TV,
 Radio & Cable) + .......                85,900                   77,512
Vodafone AirTouch Plc
 (Cellular/Wireless
 Telecommunications).....                72,777                  190,390
                                                      --------------------
TOTAL UNITED KINGDOM                                             986,348
                                                      --------------------


                     See Notes to Portfolio of Investments.
                                       75

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
LEGACY (CONTINUED)

                                                            MARKET
                                                            VALUE
                                                      --------------------
TOTAL FOREIGN COMMON
 STOCKS
 (COST $5,094,969)                                          $  5,438,275
                                                      --------------------
TOTAL COMMON STOCKS
 (COST $63,029,789)                                           68,004,566
                                                      --------------------
                             PRINCIPAL AMOUNT
                            ----------------------
LONG-TERM BONDS AND NOTES (43.8%)
CORPORATE BONDS (15.6%)
Abbott Laboratories,
 5.63%, 07/01/06 ........  $            550,000                  564,718
Alcoa Inc., 7.38%,
 08/01/10................                80,000                   87,110
Allstate Corp., 7.88%,
 05/01/05................               120,000                  129,928
American Home Products
 Corp.,
 1.95%, 02/15/02 ++ .....             5,000,000                4,998,172
Associates Corp. N.A.,
 6.95%, 11/01/18 ........               195,000                  201,345
AT&T Corp., 7.30%,
 11/15/11 ++ ............               245,000                  251,755
Bank of America Corp.,
 7.40%, 01/15/11 ........               120,000                  128,717
Bank One Corp., 6.50%,
 02/01/06................                75,000                   78,415
Boeing Capital Corp.,
 7.10%, 09/27/05 ........               375,000                  393,878
Chase Manhattan Corp.
 (The), 7.09%, 02/15/09 .               855,000                  928,205
Citigroup Inc., 7.25%,
 10/01/10................               420,000                  450,505
ConAgra Foods, Inc.,
 7.50%, 09/15/05 ........               360,000                  382,651
Conoco Funding Co.,
 5.45%, 10/15/06 ........               140,000                  140,375
Conoco Inc., 5.90%,
 04/15/04................               160,000                  165,285
Countrywide Home Loans,
 Inc., 6.85%, 06/15/04 ..               145,000                  152,434
Cox Communications Inc.,
 7.75%, 08/15/06 ........               515,000                  556,545
DaimlerChrysler NA
 Holdings Inc.,
 6.40%, 05/15/06 ........               130,000                  129,826
Duke Energy Corp., 7.38%,
 03/01/10................               190,000                  201,349
Duke Energy Field
 Services, Inc.,
 7.88%, 08/16/10 ........               180,000                  188,372
Electronic Data Systems
 Corp., 6.85%, 10/15/04 .               550,000                  581,817
First Union National
 Bank, 7.88%, 02/15/10 ..               135,000                  148,414
Ford Motor Credit Co.,
 7.38%, 10/28/09 ........               165,000                  162,901
Ford Motor Credit Co.,
 7.50%, 03/15/05 ........               260,000                  265,988
Ford Motor Credit Co.,
 7.88%, 06/15/10 ........               485,000                  491,935
General Electric Capital
 Corp., 6.81%, 11/03/03 .               450,000                  479,723
General Electric Capital
 Corp., 7.38%, 01/19/10 .               310,000                  344,658
General Motors Acceptance
 Corp.,
 7.63%, 06/15/04 ........               120,000                  126,917
General Motors Acceptance
 Corp.,
 7.75%, 01/19/10 ........               185,000                  192,842
Honeywell International,
 7.50%, 03/01/10 ........               170,000                  182,653
Household Finance Corp.,
 5.88%, 09/25/04 ........               835,000                  859,900
Household Finance Corp.,
 7.88%, 03/01/07 ........               160,000                  174,686
Kellogg Co., 6.60%,
 04/01/11................               210,000                  215,504
Kellogg Co., 7.45%,
 04/01/31................               120,000                  129,410
Kraft Foods, Inc., 6.50%,
 11/01/31................               110,000                  107,496
MBNA Master Credit Card
 Trust,
 6.40%, 01/18/05 ........             1,200,000                1,230,000
Mellon Bank NA, 7.63%,
 09/15/07................               120,000                  131,797
                             PRINCIPAL AMOUNT            MARKET VALUE
                           ----------------------     --------------------
CORPORATE BONDS (CONTINUED)
Morgan Stanley Dean
 Witter & Co.,
 5.63%, 01/20/04 ........  $            130,000       $          134,871
Morgan Stanley Dean
 Witter & Co.,
 7.13%, 01/15/03 ........               270,000                  282,120
Norwest Financial, Inc.,
 5.38%, 09/30/03 ........               835,000                  864,576
Pepsi Bottling Holdings
 Inc., 5.38%, 02/17/04 ++               335,000                  345,254
Qwest Capital Funding
 Inc., 7.90%, 08/15/10 ..                85,000                   86,586
Qwest Communications
 International Inc.,
 7.50%, 11/01/08 ........               565,000                  564,169
Raytheon Co., 6.15%,
 11/01/08................               130,000                  128,553
Tennessee Gas Pipeline,
 7.00%, 10/15/28 ........               330,000                  296,614
Textron Financial Corp.,
 7.13%, 12/09/04 ........               555,000                  566,849
United Technologies
 Corp., 7.13%, 11/15/10 .               170,000                  182,249
Verizon Global Funding
 Corp., 7.25%, 12/01/10
 ++ .....................               390,000                  417,101
WorldCom, Inc., 7.38%,
 01/15/06 ++ ............               210,000                  218,196
WorldCom, Inc., 7.50%,
 05/15/11................               260,000                  266,261
                                                      --------------------
TOTAL CORPORATE BONDS (COST $19,710,923)                      20,309,625
                                                      --------------------
FOREIGN AND SUPRANATIONALS (1.1%)
France Telecom, 7.75%,
 03/01/11 ++ ............                90,000                   96,383
Metronet Communications,
 Zero Coupon, 06/15/08 ..               315,000                  158,685
Ontario (Province of),
 6.00%, 02/21/06 ........               135,000                  141,206
Quebec (Province of),
 7.50%, 09/15/29 ........               140,000                  156,511
Tyco International Group
 SA, 6.13%, 11/01/08 ....               130,000                  128,453
Tyco International Group
 SA, 6.13%, 01/15/09 ....               590,000                  581,327
Tyco International Group
 SA, 6.75%, 02/15/11 ....                95,000                   95,691
                                                      --------------------
TOTAL FOREIGN AND SUPRANATIONALS                               1,358,256
 (COST $1,439,670)
                                                      --------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (13.8%)
Federal Home Loan
 Mortgage Corp.,
 7.00%, 02/15/31 # ......             1,970,000                2,008,789
Federal Home Loan
 Mortgage Corp.,
 7.50%, 12/01/11 ........               376,177                  395,926
Federal National Mortgage
 Assoc.,
 6.00%, 06/01/28 ........               996,324                  978,580
Federal National Mortgage
 Assoc.,
 6.50%, 11/01/13 ........               892,465                  914,955
Federal National Mortgage
 Assoc.,
 6.50%, 11/12/28 # ......             1,100,000                1,100,000
Federal National Mortgage
 Assoc.,
 7.50%, 07/01/11 ........               209,264                  220,119
Federal National Mortgage
 Assoc.,
 7.50%, 11/01/30 ........               568,079                  586,183
Federal National Mortgage
 Assoc.,
 8.00%, 02/25/31 # ......             1,860,000                1,949,522
Federal National Mortgage
 Assoc.,
 8.50%, 09/01/26 ........             1,168,713                1,251,609
Federal National Mortgage
 Assoc.,
 6.50%, 02/01/28 ........             1,270,166                1,272,935
Government National
 Mortgage Assoc.,
 6.50%, 01/15/29 ........               613,156                  615,259
Government National
 Mortgage Assoc.,
 6.50%, 02/15/32 # ......               270,000                  270,929


                     See Notes to Portfolio of Investments.

                             PRINCIPAL AMOUNT            MARKET VALUE
                           ----------------------     --------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National
 Mortgage Assoc.,
 7.00%, 04/01/16 # ......  $            370,000       $          377,863
Government National
 Mortgage Assoc.,
 7.00%, 04/15/27 ........               234,264                  240,045
Government National
 Mortgage Assoc.,
 7.00%, 01/15/28 ........               343,775                  352,260
Government National
 Mortgage Assoc.,
 7.00%, 01/15/28 ........               264,702                  271,234
Government National
 Mortgage Assoc.,
 7.00%, 02/15/28 ........               581,537                  594,075
Government National
 Mortgage Assoc.,
 7.00%, 02/15/28 ........               215,086                  219,723
Government National
 Mortgage Assoc.,
 7.00%, 02/15/28 ........               527,785                  539,165
Government National
 Mortgage Assoc.,
 7.00%, 02/15/28 ........               831,172                  849,092
Government National
 Mortgage Assoc.,
 7.00%, 07/15/28 ........               411,129                  419,993
Government National
 Mortgage Assoc.,
 7.50%, 12/15/23 ........             1,794,258                1,869,384
Government National
 Mortgage Assoc.,
 7.50%, 02/15/32 # ......               300,000                  310,314
Government National
 Mortgage Assoc.,
 8.00%, 07/15/24 ........               353,690                  374,692
                                                      --------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $17,818,099)                                17,982,646
                                                      --------------------
U.S. TREASURY OBLIGATIONS (13.3%)
U.S. Treasury Bond,
 5.25%, 02/15/29 ........               904,000                  846,370
U.S. Treasury Bond,
 6.13%, 08/15/29 ........             3,205,000                3,392,300
U.S. Treasury Bond,
 6.25%, 05/15/30 ........               198,000                  214,274
U.S. Treasury Bond,
 8.13%, 05/15/21 ........             1,000,000                1,276,410
U.S. Treasury Note,
 4.63%, 05/15/06 ........             1,525,000                1,545,725
U.S. Treasury Note,
 4.75%, 01/31/03 *.......             1,010,000                1,037,937
U.S. Treasury Note,
 5.00%, 02/15/11 ........               361,000                  359,646
U.S. Treasury Note,
 5.63%, 05/15/08 ........               750,000                  785,745
U.S. Treasury Note,
 5.75%, 11/15/05 ........             1,431,000                1,511,265
U.S. Treasury Note,
 5.75%, 08/15/10 ........               509,000                  533,971
U.S. Treasury Note,
 6.00%, 08/15/04 *.......             4,000,000                4,245,000
U.S. Treasury Note,
 6.00%, 08/15/09 ........               717,000                  763,827
U.S. Treasury Note,
 6.50%, 02/15/10 ........               743,000                  815,561
                                                      --------------------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $16,730,297)                                           17,328,031
                                                      --------------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $55,698,989)                                           56,978,558
                                                      --------------------
                             PRINCIPAL AMOUNT            MARKET VALUE
                           ----------------------     --------------------
SHORT-TERM INVESTMENTS (6.8%)
Federal Home Loan
 Mortgage Corp.,
 1.70%, 01/29/02 * ......  $          3,000,000       $        2,996,104
Federal National Mortgage
 Assoc.,
 1.50%, 01/02/02 ........             5,557,000                5,557,000
U.S. Treasury Bill,
 2.12%, 04/04/02 @.......               200,000                  199,250
                                                      --------------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $8,752,005)                                             8,752,354
                                                      --------------------
TOTAL INVESTMENTS
 (COST $127,480,783)(A)                                      133,735,478
OTHER ASSETS LESS  LIABILITIES                                (3,737,083)
                                                      --------------------
TOTAL NET ASSETS                                      $      129,998,395
                                                      ====================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $127,782,178. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains................................          $  7,943,311
Unrealized losses...............................           (1,990,011)
                                                  --------------------
 Net unrealized gain............................          $  5,953,300
                                                  ====================

+    Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 2001.
# When-issued or delayed delivery security. The cost of these securities is $6,060,403.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.

ADR  - American Depositary Receipt
REIT - Real Estate Investment Trust

Category percentages are based on net assets.


                       See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                 ASCENT        CROSSROADS          LEGACY
                              -------------  ---------------  -----------------
ASSETS:
Investments, at market value  $194,982,612    $182,928,660      $133,735,478
Cash .......................           325              81                43
Cash denominated in foreign
 currencies.................     2,734,506       1,962,967         1,191,597
Receivable for:
 Dividends and interest ....       338,916         601,771           722,581
 Investments sold ..........     5,889,417       4,447,523         2,585,203
 Fund shares sold ..........            --              --            59,271
 Variation margin ..........         1,198           1,129                --
 Reimbursement from
 Investment Adviser ........            --           6,836            11,082
 Recoverable foreign taxes .        27,532          20,665             9,577
Gross unrealized gain on
 forward foreign currency
 exchange contracts ........         1,369             927                --
                              ------------    ------------      ------------
     Total assets ..........   203,975,875     189,970,559       138,314,832
                              ------------    ------------      ------------
LIABILITIES:
Payable for:
 Investments purchased .....     6,410,723       8,232,183         8,226,674
 Fund shares redeemed ......       398,342         320,735               311
 Investment advisory fees ..        95,931          88,363            63,671
 Administrative service fees        11,991          11,045             7,959
 Commitment fees ...........           211             195               141
 Custody fees ..............        13,031          13,356            10,460
Other liabilities ..........         7,975           8,388             7,221
                              ------------    ------------      ------------
     Total liabilities .....     6,938,204       8,674,265         8,316,437
                              ------------    ------------      ------------
   NET ASSETS ...........     $197,037,671    $181,296,294      $129,998,395
                              ============    ============      ============
NET ASSETS REPRESENTED BY:
Paid-in capital ............  $206,829,124    $185,570,280      $128,231,339
Net unrealized gain on
 investments................    12,328,147      10,183,310         6,260,262
Undistributed net investment
 income.....................     3,211,021       4,336,470         4,245,769
Accumulated net realized
 loss on investments .......   (25,330,621)    (18,793,766)       (8,738,975)
                              ------------    ------------      ------------
   NET ASSETS ...........     $197,037,671    $181,296,294      $129,998,395
                              ============    ============      ============

Cost of investments ........  $182,672,723    $172,767,598      $127,480,783
Cost of cash denominated in
 foreign currencies ........  $  2,725,018    $  1,948,673      $  1,185,178


CAPITAL SHARES, TWO BILLION AUTHORIZED, $0.001 PAR VALUE:
Outstanding ................    15,448,301      14,724,866        10,843,125
Net asset value, offering
 and redemption price per
 share (net assets divided
 by shares outstanding) ....  $      12.75    $      12.31      $      11.99


                       See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001




                                      ASCENT       CROSSROADS       LEGACY
                                   -------------  -------------  --------------
INVESTMENT INCOME:
Dividends .......................  $  2,618,041   $  2,051,548    $ 1,139,382
Interest ........................     2,071,773      3,602,151      3,951,058
                                   ------------   ------------    -----------
                                      4,689,814      5,653,699      5,090,440
Foreign taxes withheld on
 dividends, net of reclaims .....       (36,847)       (23,008)        (9,689)
                                   ------------   ------------    -----------
     Total investment income ....     4,652,967      5,630,691      5,080,751
                                   ------------   ------------    -----------
INVESTMENT EXPENSES:
Investment advisory fees ........     1,204,732      1,093,804        771,597
Administrative services fees ....       150,592        136,726         96,450
Printing and postage fees .......        15,056         13,879         10,258
Custody fees ....................        71,707         66,038         54,753
Transfer agent fees .............         2,919          2,918          2,921
Audit and tax fees ..............        21,346         21,229         21,012
Directors' fees .................         6,419          5,781          4,017
Registration fees ...............         1,668          2,288          3,758
Commitment fees .................         5,642          5,176          3,730
Miscellaneous expenses ..........         5,103          4,494          3,029
                                   ------------   ------------    -----------
Expenses before reimbursement and
 waiver from Investment Adviser .     1,485,184      1,352,333        971,525
Expense reimbursement and waiver
 from Investment Adviser ........            --        (76,680)      (135,407)
                                   ------------   ------------    -----------
     Net investment expenses ....     1,485,184      1,275,653        836,118
                                   ------------   ------------    -----------
Net investment income ...........     3,167,783      4,355,038      4,244,633
                                   ------------   ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ....................   (22,317,328)   (16,403,032)    (8,016,032)
 Futures and forward foreign
 currency exchange contracts ....    (1,423,690)      (733,206)      (247,094)
 Foreign currency related
 transactions....................        76,762          9,397         13,464
                                   ------------   ------------    -----------
     Net realized loss on
     investments.................   (23,664,256)   (17,126,841)    (8,249,662)
                                   ------------   ------------    -----------
Net change in unrealized gain or
 loss on:
 Investments ....................    (4,843,758)      (684,266)       920,446
 Futures and forward foreign
 currency exchange contracts ....        75,529         84,556         20,476
 Foreign currency related
 transactions....................      (188,487)      (115,343)       (43,164)
                                   ------------   ------------    -----------
     Net change in unrealized
     gain or loss on investments     (4,956,716)      (715,053)       897,758
                                   ------------   ------------    -----------
Net realized and change in
 unrealized gain or loss on
 investments.....................   (28,620,972)   (17,841,894)    (7,351,904)
                                   ------------   ------------    -----------
Net decrease in net assets
 resulting from operations ......  $(25,453,189)  $(13,486,856)   $(3,107,271)
                                   ============   ============    ===========

                      See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS







                                                        ASCENT
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $  3,167,783        $  3,407,353
Net realized loss on investments.......     (23,664,256)           (857,593)
Net change in unrealized gain or loss
 on investments........................      (4,956,716)         (4,163,458)
                                           ------------        ------------
 Net decrease in net assets resulting
 from operations.......................     (25,453,189)         (1,613,698)
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........      (3,364,099)           (892,041)
  From net realized gains on investments             --          (1,642,262)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (3,364,099)         (2,534,303)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold............      15,448,497          20,512,614
  Net asset value of shares issued upon
   reinvestment of distributions.......       3,364,099           2,534,303
  Payments for shares redeemed.........      (9,277,038)        (16,991,018)
                                           ------------        ------------
 Net increase in net assets from fund
 share transactions....................       9,535,558           6,055,899
                                           ------------        ------------
Net change in net assets...............     (19,281,730)          1,907,898
NET ASSETS:
Beginning of period....................     216,319,401         214,411,503
                                           ------------        ------------
End of period..........................    $197,037,671        $216,319,401
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $  3,211,021        $  3,363,185
                                           ============        ============
SHARE TRANSACTIONS:
  Number of shares sold................       1,144,290           1,361,058
  Number of shares issued upon
   reinvestment of distributions.......         248,640             165,101
  Number of shares redeemed............        (705,578)         (1,134,052)
                                           ------------        ------------
 Net increase..........................         687,352             392,107
                                           ============        ============

                       See Notes to Financial Statements.

                                                      CROSSROADS
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $  4,355,038        $  4,785,487
Net realized loss on investments.......     (17,126,841)           (770,816)
Net change in unrealized gain or loss
 on investments........................        (715,053)         (3,259,775)
                                           ------------        ------------
 Net increase (decrease) in net assets
 resulting from operations.............     (13,486,856)            754,896
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........      (4,762,539)         (1,218,866)
  From net realized gains on investments             --          (2,165,388)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (4,762,539)         (3,384,254)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold............      15,615,825          13,879,833
  Net asset value of shares issued upon
   reinvestment of distributions.......       4,762,539           3,384,254
  Payments for shares redeemed.........      (9,942,012)        (23,226,940)
                                           ------------        ------------
 Net increase (decrease) in net assets
 from fund share transactions..........      10,436,352          (5,962,853)
                                           ------------        ------------
Net change in net assets...............      (7,813,043)         (8,592,211)
NET ASSETS:
Beginning of period....................     189,109,337         197,701,548
                                           ------------        ------------
End of period..........................    $181,296,294        $189,109,337
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $  4,336,470        $  4,761,447
                                           ============        ============
SHARE TRANSACTIONS:
  Number of shares sold................       1,222,263           1,007,488
  Number of shares issued upon
   reinvestment of distributions.......         371,493             242,598
  Number of shares redeemed............        (789,647)         (1,687,694)
                                           ------------        ------------
 Net increase (decrease)...............         804,109            (437,608)
                                           ============        ============


                       See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)




                                                        LEGACY
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $  4,244,633        $  4,767,572
Net realized gain (loss) on investments      (8,249,662)            831,266
Net change in unrealized gain or loss
 on investments........................         897,758             310,289
                                           ------------        ------------
 Net increase (decrease) in net assets
 resulting from operations.............      (3,107,271)          5,909,127
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........      (4,740,661)         (1,046,457)
  From net realized gains on investments       (954,916)         (1,364,651)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (5,695,577)         (2,411,108)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold.............     20,759,281          12,691,612
  Net asset value of shares issued upon
   reinvestment of distributions........      5,695,577           2,411,108
  Payments for shares redeemed..........    (16,032,464)        (21,428,760)
                                           ------------        ------------
 Net increase (decrease) in net assets
 from fund share transactions..........      10,422,394          (6,326,040)
                                           ------------        ------------
Net change in net assets...............       1,619,546          (2,828,021)
NET ASSETS:
Beginning of period....................     128,378,849         131,206,870
                                           ------------        ------------
End of period..........................    $129,998,395        $128,378,849
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $  4,245,769        $  4,740,387
                                           ============        ============
SHARE TRANSACTIONS:
  Number of shares sold................       1,695,669           1,000,246
  Number of shares issued upon
   reinvestment of distributions.......         467,617             188,663
  Number of shares redeemed............      (1,318,619)         (1,691,243)
                                           ------------        ------------
 Net increase (decrease)...............         844,667            (502,334)
                                           ============        ============


                       See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. ORGANIZATION

Aetna Generation Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on October 14, 1994 and is authorized to issue multiple Portfolio of shares, each representing a diversified portfolio of investments with its own investment objective, policies and restrictions.

Currently, the Company offers shares of the Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP (individually, a Portfolio and collectively, the Portfolios). Each of these Portfolios commenced investment operations on July 5, 1995. The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.

The following is each Portfolio's investment objective:

   AETNA ASCENT VP (Ascent) seeks to provide capital appreciation.

   AETNA CROSSROADS VP (Crossroads) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

   AETNA LEGACY VP (Legacy) seeks to provide total return consistent with preservation of capital.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 2001, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held all shares outstanding of each Portfolio.

Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, and Aeltus Capital, Inc. (ACI), the Fund's principal underwriter, are indirect wholly owned subsidiaries of ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the last bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

A Portfolio may purchase and write (sell) call options and put options and write
(sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. A Portfolio will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolio are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, certain futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be sold to "qualified institutional buyers" and have been determined to be liquid, unless otherwise noted, under guidelines established by the Board. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolio of Investment. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

F. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

G. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain investments in foreign equity securities and repurchases of certain securities sold at a loss.

H. LINE OF CREDIT

The Fund (including the Portfolios), Aetna Variable Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $200,000,000, with a syndicate of banks led by Citibank, N.A.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001

The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit were outstanding as of December 31, 2001.

I. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee at an annual rate of 0.60% of its average daily net assets.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion of assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of 0.30% of the average daily net assets. For the year ended December 31, 2001, Aeltus paid ALIAC $1,535,066.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2001 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's total return. For the year ended December 31, 2001, the Investment Adviser reimbursed and waived fees of $76,680 and $135,407 for Crossroads and Legacy, respectively. Actual expenses for the period ended December 31, 2001 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2001 were:

                                            COST OF PURCHASES    PROCEEDS FROM SALES
                                            -----------------    -------------------
Ascent                                        $487,879,049     $454,699,178
Crossroads                                     359,757,171      320,312,901
Legacy                                         206,426,482      172,965,484

6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, as of December 31, 2001, the following capital loss carryforwards had been incurred:

             CAPITAL LOSS       YEAR OF EXPIRATION
             CARRYFORWARD       2008           2009
             ------------       ----           ----
Ascent       $24,171,969      $840,940      $23,331,029
Crossroads    17,628,429       215,640       17,412,789
Legacy         8,437,583            --        8,437,583


These capital loss carryforwards may be used to offset future capital gains until their respective expiration date. It is the policy of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of December 31, 2001, Ascent and Crossroads had the following open forward foreign currency exchange contracts that obligate the Portfolios to deliver currencies at specific future dates. Ascent and Crossroads had a net unrealized gain of $1,369 and $927, respectively on these contracts, which are included in the accompanying financial statements. The terms of the open contracts are as follows:

 EXCHANGE                              CONTRACTS
   DATE                                   TO         IN EXCHANGE   CONTRACTS   UNREALIZED
   ----        TYPE      CURRENCY   RECEIVE/DELIVER      FOR        AT VALUE   GAIN (LOSS)
ASCENT         ----      --------   ---------------  -----------   ---------   -----------
------
  1/2/02       Buy         Euro         130,000        $114,400     $115,769     $1,369


CROSSROADS
----------
  1/2/02       Buy         Euro         88,000         $77,440      $78,367       $927

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS
ASCENT



Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2001          2000          1999          1998           1997
                        ------------  ------------  ------------  ------------   ------------

Net asset value,
 beginning of period .   $  14.65      $  14.92      $  14.02      $  14.12       $  12.62
                         --------      --------      --------      --------       --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.20          0.23          0.39          0.33           0.25+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      (1.88)        (0.32)         1.56          0.27           2.25
                         --------      --------      --------      --------       --------
   Total income from
    investment
    operations........      (1.68)        (0.09)         1.95          0.60           2.50
                         --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.22)        (0.06)        (0.33)        (0.35)         (0.34)
 From net realized
 gains on investments          --         (0.12)        (0.72)        (0.35)         (0.66)
                         --------      --------      --------      --------       --------
   Total distributions      (0.22)        (0.18)        (1.05)        (0.70)         (1.00)
                         --------      --------      --------      --------       --------
Net asset value, end
 of period ...........   $  12.75      $  14.65      $  14.92      $  14.02       $  14.12
                         ========      ========      ========      ========       ========

Total return* ........     (11.54)%       (0.67)%       14.35%         4.30%         19.90%
Net assets, end of
 period (000's) ......   $197,038      $216,319      $214,412      $207,596       $148,810
Ratio of net
 investment expenses
 to average net assets       0.74%         0.75%         0.74%         0.75%          0.75%
Ratio of net
 investment income to
 average net assets ..       1.58%         1.59%         2.31%         2.59%          2.51%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........         --          0.75%           --            --             --
Portfolio turnover
 rate.................     247.31%       215.15%       135.30%       104.33%        124.82%


* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

CROSSROADS
Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2001          2000          1999          1998           1997
                        ------------  ------------  ------------  ------------   ------------

Net asset value,
 beginning of period .   $  13.58      $  13.77      $  13.32      $  13.09       $  11.98
                         --------      --------      --------      --------       --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.29          0.35          0.45          0.38           0.30+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      (1.23)        (0.29)         0.87          0.39           1.79
                         --------      --------      --------      --------       --------
   Total income from
    investment
    operations........      (0.94)         0.06          1.32          0.77           2.09
                         --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.33)        (0.09)        (0.36)        (0.41)         (0.38)
 From net realized
 gains on investments          --         (0.16)        (0.51)        (0.13)         (0.60)
                         --------      --------      --------      --------       --------
   Total distributions      (0.33)        (0.25)        (0.87)        (0.54)         (0.98)
                         --------      --------      --------      --------       --------
Net asset value, end
 of period ...........   $  12.31      $  13.58      $  13.77      $  13.32       $  13.09
                         ========      ========      ========      ========       ========

Total return* ........      (6.99)%        0.41%        10.22%         5.91%         17.57%
Net assets, end of
 period (000's) ......   $181,296      $189,109      $197,702      $193,562       $122,990
Ratio of net
 investment expenses
 to average net assets       0.70%         0.70%         0.74%         0.75%          0.75%
Ratio of net
 investment income to
 average net assets ..       2.39%         2.53%         3.05%         3.17%          3.20%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........       0.74%         0.75%           --            --             --
Portfolio turnover
 rate.................     195.09%       213.33%       142.06%       102.94%        103.08%


* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
LEGACY



Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2001          2000          1999          1998           1997
                        ------------  ------------  ------------  ------------   ------------

Net asset value,
 beginning of period .   $  12.84      $  12.49      $  12.37      $  12.10        $ 11.25
                         --------      --------      --------      --------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.38          0.49          0.52          0.41           0.36+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      (0.68)         0.11          0.34          0.43           1.26
                         --------      --------      --------      --------        -------
   Total income from
    investment
    operations........      (0.30)         0.60          0.86          0.84           1.62
                         --------      --------      --------      --------        -------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.46)        (0.11)        (0.41)        (0.41)         (0.39)
 From net realized
 gains on investments       (0.09)        (0.14)        (0.33)        (0.16)         (0.38)
                         --------      --------      --------      --------        -------
   Total distributions      (0.55)        (0.25)        (0.74)        (0.57)         (0.77)
                         --------      --------      --------      --------        -------
Net asset value, end
 of period............   $  11.99      $  12.84      $  12.49      $  12.37        $ 12.10
                         ========      ========      ========      ========        =======

Total return* ........      (2.37)%        4.81%         7.10%         6.94%         14.50%
Net assets, end of
 period (000's) ......   $129,998      $128,379      $131,207      $148,526        $81,650
Ratio of net
 investment expenses
 to average net assets       0.65%         0.65%         0.75%         0.76%          0.75%
Ratio of net
 investment income to
 average net assets ..       3.30%         3.81%         3.75%         3.81%          3.75%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........       0.76%         0.76%           --            --             --
Portfolio turnover
 rate.................     155.07%       180.15%       139.77%       103.71%         85.01%


* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Aetna Generation Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP, each a series of Aetna Generation Portfolios, Inc. (collectively, the Generation Portfolios), including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Generation Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. As to securities purchased or sold nut not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP as of December 31, 2001, the results of their operations, changes in their net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


                                     KPMG LLP



Hartford, Connecticut
February 8, 2002

AETNA GENERATION PORTFOLIOS, INC.
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2001

1. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Ascent         56.22%
Crossroads     31.94%
Legacy         15.26%


In accordance with federal tax authorities, Legacy paid $239,500 and $0.0233 of aggregate and per share dividends, respectively, which qualify to be taxed at long-term capital gain rates.

2. INFORMATION ABOUT DIRECTORS AND OFFICERS

                                                                                                  NUMBER OF              OTHER
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND     DIRECTORSHIPS
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS, AND AGE      FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR           DIRECTOR
----------------------  -----------    --------------   ----------------------------------    --------------------   -------------
NON-INTERESTED DIRECTORS:
Albert E. DePrince,     Director       Since 1998       Director, Business and Economic               50                  None
Jr.                                    (4 years)        Research Center, 1999 to present,
3029 St. Johns Drive                                    and Professor of Economics and
Murfreesboro,                                           Finance, Middle Tennessee State
Tennessee                                               University, 1991 to present.
Age 60

Maria T. Fighetti       Director       Since 1994       Associate Commissioner for                    50                  None
325 Piermont Road                      (8 years)        Contract Management, Health
Closter, New Jersey                                     Services, New York City
Age 58                                                  Department of Mental Health,
                                                        Mental Retardation and Alcohol
                                                        Services, 1996 to present.


David L. Grove          Director       Since 1991       Private Investor;                             50                  None
The Knoll                              (11 years)       Economic/Financial Consultant,
Armonk, New York                                        December 1985 to present.
Age 83


Sidney Koch             Director       Since 1994       Financial Adviser, self-employed,             50                  None
455 East 86th Street                   (8 years)        January 1993 to present.
New York, New York
Age 66


Corine T. Norgaard      Director       Since 1991       Dean of the Barney School of                  50                  None
556 Wormwood Hill                      (11 years)       Business, University of Hartford
Mansfield Center,                                       (West Hartford, CT), August 1996
 Connecticut                                            to present.
Age 64


                                       92

                                                                                                  NUMBER OF             OTHER
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND    DIRECTORSHIPS
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN        HELD BY
NAME, ADDRESS, AND AGE      FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR          DIRECTOR
----------------------  -----------    --------------   ------------------------------------  --------------------- -------------
NON-INTERESTED DIRECTORS:

Richard G. Scheide      Director       Since 1993       Principal, LoBue Associates Inc.,             50                  None
11 Lily Street                         (9 years)        October 1999 to present; Trust
Nantucket,                                              and Private Banking Consultant,
 Massachusetts                                          David Ross Palmer Consultants,
Age 72                                                  July 1991 to present.

INTERESTED DIRECTORS:

J. Scott Fox            Director and   Since 1997       Chief Executive Officer (July                 50            Mr. Fox serves
10 State House Square   President      (5 years)        2001 to present), President (April                          as Director of
Hartford, Connecticut                                   2001 to present), Director, Chief                           IPC Financial
Age:  47                                                Operating Officer (April 1996 to                            Network, Inc.
                                                        present), Chief Financial Officer                           (January 2001
                                                        (April 1996 to July 2001),                                  to present).
                                                        Managing Director (April 1996 to
                                                        April 2001), Aeltus Investment
                                                        Management, Inc.; Executive
                                                        Vice President (April 2001 to
                                                        present), Director, Chief
                                                        Operating Officer (February 1995
                                                        to present), Chief Financial
                                                        Officer, Managing Director
                                                        (February 1995 to April 2001),
                                                        Aeltus Capital, Inc; Senior Vice
                                                        President - Operations, Aetna Life
                                                        Insurance and Annuity Company,
                                                        March 1997 to December 1997.


                                       93



                                                                                                  NUMBER OF              OTHER
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND     DIRECTORSHIPS
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS, AND AGE      FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR           DIRECTOR
----------------------  -----------   ---------------  -----------------------------------    ---------------------- -------------
INTERESTED DIRECTORS:

John G. Turner          Director       Since 2001       Mr. Turner is currently a Trustee             156             Mr. Turner
7337 E. Doubletree                     (1 year)         and Vice Chairman of ING                                      serves as a
 Ranch Rd.                                              Americas.  Mr. Turner was                                     member of the
Scottsdale, Arizona                                     formerly Chairman and Chief                                   Board of ING
Age:  62                                                Executive Officer of ReliaStar                                Americas,
                                                        Financial Corp. and ReliaStar Life                            Aeltus
                                                        Insurance Co. (1993-2000);                                    Investment
                                                        Chairman of ReliaStar United                                  Management,
                                                        Services Life Insurance Company                               Inc. and each
                                                        and ReliaStar Life Insurance                                  of the Pilgrim
                                                        Company of New York (since                                    Funds.
                                                        1995); Chairman of Northern Life
                                                        Insurance Company (since 1992);
                                                        Chairman and Director/Trustee of
                                                        the Northstar affiliated investment
                                                        companies (since October 1993).
                                                        Mr. Turner was formerly Director
                                                        of Northstar Investment
                                                        Management Corporation and its
                                                        affiliates (1993-1999).


NAME, ADDRESS AND AGE   POSITIONS HELD WITH FUND        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
---------------------   -----------------------------   ------------------------------------------------------------------
OFFICERS:
Wayne F. Baltzer        Vice President                  Vice President, Aeltus Investment Management, Inc., December
10 State House Square                                   2000 to present; Vice President, Aeltus Capital, Inc., May 1998 to
Hartford, Connecticut                                   present; Vice President, Aetna Investment Services, Inc., July
Age 58                                                  1993 to May 1998.


Stephanie A. DeSisto    Vice President, Treasurer and   Senior Vice President, Mutual Fund Accounting, Aeltus
10 State House Square   Chief Financial Officer         Investment Management, Inc., April 2001 to present; Vice
Hartford, Connecticut                                   President, Mutual Fund Accounting, Aeltus Investment
Age 48                                                  Management, Inc., November 1995 to April 2001.


Michael Gioffre         Secretary                       Senior Vice President (April 2001 to present), Counsel (July
10 State House Square                                   2001 to present), Secretary (July 2000 to present), and Assistant
Hartford, Connecticut                                   General Counsel (July 2000 to July 2001), Aeltus Investment
Age 38                                                  Management, Inc.; Senior Vice President (April 2001 to present),
                                                        Assistant General Counsel and Secretary (July 2000 to present),
                                                        Aeltus Capital, Inc.; Counsel, Aetna Financial Services, Inc.,
                                                        May 1998 to July 2000; Compliance Officer, Aeltus Investment
                                                        Management, Inc., July 1996 to May 1998.



                                       94